UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

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Webster Financial Corporation

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October 27, 2009

To the Shareholders of

Webster Financial Corporation:

On July 27, 2009, we announced that we had entered into an investment agreement with Warburg Pincus Private Equity X, L.P. to raise $115 million in the aggregate through a direct sale of newly issued shares of our Common Stock at $10 per share and shares of non-voting perpetual participating preferred stock which will automatically convert into Common Stock upon the receipt of shareholder approval being sought hereby. In addition, in connection with the sale of our equity securities, under the investment agreement, we agreed to issue to Warburg Pincus two classes of warrants exercisable, in accordance with their respective terms, to purchase additional shares of our Common Stock.

A primary purpose of Webster’s entering into the investment agreement with Warburg Pincus is to improve its regulatory capital ratios and, in particular, its Tier 1 common equity ratio. This document is being sent to you because to complete this investment in its entirety as contemplated by the investment agreement, approval of our shareholders is required under our Certificate of Incorporation and Section 312.03 of the New York Stock Exchange Listed Company Manual. If we fail to obtain either approval, the investment will not be completed in the manner contemplated by the investment agreement, and we will not have enhanced our capital structure in the manner that we intended. In addition, as described below in this document, in the event shareholder approval of the proposals described in this document is not obtained by February 28, 2010, Warburg Pincus would continue to hold Webster non-voting perpetual participating preferred stock (which otherwise would be converted into Common Stock) that, from and after February 28, 2010, would begin to accrue at least an 8% annual dividend, and warrants entitling Warburg Pincus to acquire 5.5 million shares of our Common Stock for $2.50 per share, subject to adjustment (which would otherwise expire without value if our shareholders approve the proposals described in this document) would become exercisable. Accordingly, we urge you to vote your shares for the approval of all proposals described in this document.

On July 27, 2009, we received from Warburg Pincus approximately $40.2 million in cash and issued to Warburg Pincus approximately 4 million shares of our Common Stock and warrants to purchase an additional 3 million shares of our Common Stock. On October 15, 2009, following the receipt by Warburg Pincus of regulatory approvals, we received from Warburg Pincus the remaining $74.8 million of Warburg Pincus’ $115 million investment and issued to Warburg Pincus approximately 3 million shares of our Common Stock, Perpetual Participating Preferred Stock, Series C, or Series C Preferred Stock, convertible into approximately 4.5 million shares of Common Stock and additional warrants to purchase approximately 11.1 million shares of Common Stock. Of the warrants issued to Warburg Pincus pursuant to the investment agreement, warrants to purchase approximately 8.6 million shares of Common Stock in the aggregate are exercisable for $10 per share for the first two years from issuance, then $11.50 per share for the next two years, and then $13 per share thereafter. As noted above, approval by our shareholders of the proposals discussed in this document by February 28, 2010, will cause the remaining warrants to purchase 5.5 million shares of our Common Stock for $2.50 per share of Common Stock to expire without becoming exercisable.

Upon approval by our shareholders of the proposals discussed in this document, all outstanding shares of the Series C Preferred Stock will automatically convert into Common Stock (or in certain circumstances into another series of non-voting perpetual participating preferred stock that pays the same dividends as our Common Stock). However, as noted above, if either approval is not obtained by February 28, 2010, all of the preferred stock issued to Warburg Pincus will remain outstanding and begin to pay at least an 8% annual dividend which will continue until both shareholder approvals are obtained.

If Webster’s shareholders approve the proposals described in this document at the scheduled Special Meeting of shareholders, then, based on the number of shares of Webster Common Stock outstanding as of October 20, 2009 and giving effect to the issuances of Common Stock and warrants to Warburg Pincus and conversion of the Series C Preferred Stock, Warburg Pincus’ total ownership of our shares of Common Stock (including the number of shares of our Common Stock for which Warburg Pincus’ warrants may be exercised) will be approximately 23.9 percent.

You are cordially invited to attend a Special Meeting of Shareholders of Webster Financial Corporation to be held on December 10, 2009 at 4:00 p.m., Eastern Time, at Courtyard by Marriott, 63 Grand Street, Waterbury, CT 06702. At the special meeting, you will be asked to consider and vote on proposals to (i) amend our Certificate of Incorporation to remove Subsection 2 of Article 10, which currently prohibits any person from acquiring 10 percent or more of our outstanding shares of Common Stock without the affirmative approval of the holders of two-thirds of our outstanding shares of Common Stock, and (ii) approve the issuance of shares of our Common Stock in connection with the conversion of the preferred stock into, and exercise of the warrants to purchase, Common Stock, in each case issued to Warburg Pincus pursuant to the investment agreement, for purposes of Section 312.03 of the NYSE Listed Company Manual. If the amendment to our Certificate of Incorporation is approved, Subsection 2 of Article 10 will no longer be available to Webster with respect not only to Warburg Pincus but also to any person against whom it might otherwise thereafter have become applicable, which will eliminate any anti-takeover effect this provision would otherwise have had.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THESE PROPOSALS. We encourage you to read the accompanying proxy statement, which provides information regarding Webster and the matters to be voted on at the special meeting.

It is important that your shares be represented at the special meeting. Whether or not you plan to attend the special meeting, you may vote your common shares via a toll-free telephone number or on the Internet or you may complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. If you attend the meeting and prefer to vote in person, you may do so.

Sincerely,

James C. Smith
Chairman and Chief Executive Officer

WEBSTER FINANCIAL CORPORATION

145 Bank Street

Waterbury, Connecticut 06702

800-325-2424

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 10, 2009

To the Shareholders of

Webster Financial Corporation:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of Webster Financial Corporation (“Webster”) will be held on December 10, 2009 at 4:00 p.m., Eastern Time, at Courtyard by Marriott, 63 Grand Street, Waterbury, CT 06702, for the following purposes:

1.	Amendment of Certificate of Incorporation. To amend our Certificate of Incorporation to remove Subsection 2 of Article 10 thereof (Proposal 1);

2.

Issuance of Common Stock.    To approve the issuance of shares of Common Stock in connection with the conversion of our Perpetual Participating Preferred Stock, Series C and Non-Voting Perpetual Participating Preferred Stock, Series D, into, and exercise of Warrants to purchase, Common Stock, for purposes of Section 312.03 of the NYSE Listed Company Manual (Proposal 2); and

3.

Adjournment of Special Meeting if Necessary or Appropriate.    To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposals 1 and 2.

These items of business are more fully described in the proxy statement accompanying this Notice. Submission of Proposals 1 and 2 to our shareholders is required under the terms of the investment agreement, dated as of July 27, 2009, between Webster and Warburg Pincus Private Equity X, LP.

The Board of Directors unanimously recommends shareholders vote “FOR” Proposals 1, 2 and 3.

The Board of Directors has fixed the close of business on October 20, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the special meeting or any adjournments thereof.

By order of the Board of Directors

James C. Smith
Chairman and Chief Executive Officer

Waterbury, Connecticut

October 27, 2009

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR COMMON SHARES VIA THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD, THE INTERNET OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on December 10, 2009: This proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and our 2008 Annual Report, are available free of charge on the Investor Relations section of our website (www.wbst.com).

WEBSTER FINANCIAL CORPORATION

145 Bank Street

Waterbury, Connecticut 06702

800-325-2424

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 10, 2009

Solicitation, Voting and Revocability of Proxies

This proxy statement is being furnished to the shareholders of Webster Financial Corporation as part of the solicitation of proxies by its Board of Directors from holders of its outstanding shares of Common Stock, par value $.01 per share, for use at the special meeting of shareholders of Webster to be held on December 10 at 4:00 p.m., Eastern Time, at Courtyard by Marriott, 63 Grand Street, Waterbury, CT 06702 and at any adjournments and postponements thereof. This proxy statement, together with the enclosed proxy card, is being mailed to shareholders of Webster on or about October 27, 2009. As used in this document, the terms “Webster,” “Company,” “we,” “us” and “our” refer to Webster Financial Corporation and the term “Warburg Pincus” refers to Warburg Pincus Private Equity X, L.P. and its affiliates.

Questions and Answers about these Proxy Materials and the Special Meeting:

Question:	Why am I receiving these materials?

Answer: We have agreed to a $115 million equity investment by Warburg Pincus in Webster, a primary purpose of which is to enhance Webster’s capital levels and, in particular, its Tier 1 common equity ratio. In order for this investment to be fully accomplished as we contemplate and to fully achieve its desired purpose, Webster’s shareholders must approve the issuance of Common Stock to Warburg Pincus in accordance with Section 312.03 of the New York Stock Exchange, or NYSE, Listed Company Manual (described below and under Proposal 2) and also repeal a provision of our Certificate of Incorporation which requires the affirmative approval of the holders of two-thirds of our outstanding shares of Common Stock for any person to acquire 10 percent or more of our outstanding shares of Common Stock. In order to obtain the requisite shareholder approvals, we are calling a special meeting of our shareholders, to be held on December 10, 2009. Our Board of Directors is providing these proxy materials to you in connection with the special meeting. As a shareholder of record of our Common Stock, you are invited to attend the special meeting, and are entitled to and requested to vote on the proposals described in this document.

Question: Who is entitled to vote?

Answer: All shareholders who are shareholders of record of our Common Stock at the close of business on October 20, 2009, and only those shareholders, will be entitled to vote at the special meeting.

Question: How many shares are eligible to be voted?

Answer: As of the record date of October 20, 2009, we had 71,168,321 shares of Common Stock outstanding. Each outstanding share of our Common Stock will entitle its holder to one vote on each matter to be voted on at the special meeting.

As of the record date, Warburg Pincus had the power to vote 7,043,000 shares of Common Stock, or 9.9 percent of the total number of shares entitled to vote at the special meeting. In addition, our directors and executive officers as a group owned 785,680 shares of Common Stock, or 1.1% percent of the total number of shares entitled to vote at the special meeting. Warburg Pincus and each of our directors and executive officers respectively have indicated that they will vote their shares in favor of each proposal described in this proxy statement.

Question: What am I voting on?

Answer: You are voting on the following matters:

•	A proposal to amend our Certificate of Incorporation to remove Subsection 2 of Article 10 thereof (Proposal 1);

•

A proposal to approve the issuance of shares of Common Stock in connection with the conversion of our Perpetual Participating Preferred Stock, Series C, or Series C Preferred Stock, and Non-Voting Perpetual Participating Preferred Stock, Series D, or Series D Preferred Stock, collectively referred to in this proxy statement as the Preferred Stock, into, and exercise of the Warrants (as defined below) to purchase, Common Stock, for purposes of Section 312.03 of the NYSE Listed Company Manual (Proposal 2); and

•

A proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the foregoing proposals (Proposal 3).

In this proxy statement, we refer to the approval by our shareholders of Proposals 1 and 2 collectively as the Shareholder Approvals. Both Proposal 1 and Proposal 2 must be approved by our shareholders for the investment to be fully completed in the intended form.

Question: What securities did the Company issue to Warburg Pincus?

Answer: On July 27, 2009, we entered into an investment agreement with Warburg Pincus. Under the investment agreement, Warburg Pincus agreed to invest $115 million in Webster by purchasing newly issued Common Stock, Series C Preferred Stock convertible into shares of our Common Stock upon the receipt of the Shareholder Approvals and Webster agreed to issue to Warburg Pincus two classes of warrants, one of which will automatically expire upon the receipt of the Shareholder Approvals.

Specifically, pursuant to the investment agreement, Warburg Pincus acquired:

•	7,043,000 shares of Common Stock,

•	44,570 shares of Series C Preferred Stock (mandatorily convertible into 4,457,000 shares of Common Stock upon the receipt of the Shareholder Approvals),

•	a warrant exercisable, subject to certain restrictions described below and under “Description of the Warrants”, to purchase 1,843,100 shares of Common Stock (which we refer to as the A1 Warrant),

•

a warrant exercisable, subject to certain restrictions described below and under “Description of the Warrants”, to purchase 67,819 shares of Series C Preferred Stock (which shares, once issued, are convertible into 6,781,900 shares of Common Stock) (we refer to this warrant as the A2 Warrant, and together with the A1 Warrant as the A Warrants). The A Warrants are exercisable for $10 per share for the first two years from issuance, then $11.50 per share for the subsequent two years, and then $13 per share thereafter,

•

a warrant exercisable, subject to certain restrictions described below and under “Description of the Warrants,” to purchase 11,753 shares of Series C Preferred Stock (which shares, once issued, are convertible into 1,175,300 shares of Common Stock) (we refer to this warrant as the B1 Warrant) and

•

a warrant exercisable, subject to certain restrictions described below and under “Description of the Warrants,” to purchase 43,247 shares of Series C Preferred Stock (which shares, once issued, are convertible into 4,324,700 shares of Common Stock) (we refer to this warrant as the B2 Warrant, and together with the B1 Warrant as the B Warrants). The B Warrants will become exercisable for $2.50 per share of underlying Common Stock solely in the event the Shareholder Approvals are not obtained by February 28, 2010, and will expire upon obtaining the Shareholder Approvals. We refer to all of the warrants issued in the investment collectively as the Warrants.

The shares of Series C Preferred Stock acquired by Warburg Pincus will mandatorily convert into Common Stock on the fifth business day following the later of: (i) the date on which we receive the Shareholder Approvals, or the Shareholder Approvals Date, and (ii) the date of Warburg Pincus’ receipt of applicable regulatory approvals, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to in this proxy statement as the regulatory approvals. All such regulatory approvals were obtained as of October 13, 2009. To the extent that conversion of the Series C Preferred Stock would cause the holder to own more than 24.9% of any shares of any class of our capital stock that are then entitled to vote generally in the election of directors, or our voting securities, the holder may choose either to delay delivery of Common Stock until that limit would not be exceeded or to instead receive Series D Preferred Stock in respect of any such excess.

Due to federal bank regulatory restrictions on the maximum percentage of any class of our outstanding “voting securities” (as defined in the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder) Warburg Pincus may hold at any time, Warburg Pincus may never convert shares of our Series D Preferred Stock into shares of our Common Stock. However, shares of our Series D Preferred Stock will mandatorily convert into Common Stock when transferred in (1) a widespread public distribution, (2) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of voting securities of the Company or (3) a transfer to a transferee that would control more than 50% of the voting securities of the Company without any transfer from Warburg Pincus (we collectively refer to these types of transfers as a widely dispersed offering).

The A2 Warrant is exercisable by Warburg Pincus only for shares of our Series C Preferred Stock prior to the Shareholder Approvals Date and only for Common Stock after the Shareholder Approvals Date. To the extent that exercise of the A2 Warrant would cause the holder to own more than 24.9% of any class of our voting securities, the A2 Warrant will be exercisable for Series D Preferred Stock instead. In addition, the A2 Warrant will be exercisable by other holders who acquire the A2 Warrant in a widely dispersed offering (subject to any restrictions under Section 312.03 of the NYSE Listed Company Manual and applicable transfer restrictions that prohibit transfer of the Warrants, with certain limited exceptions, during the two years following the investment).

The B Warrants are not currently exercisable and will become exercisable by Warburg Pincus for Series C Preferred Stock, subject to certain bank regulatory restrictions on exercise and transferability, and by other holders who acquire the B Warrants in a widely dispersed offering (subject to any restrictions under Section 312.03 of the NYSE Listed Company Manual and transfer restrictions that prohibit transfer of the Warrants, with certain limited exceptions, during the two years following the investment), in each case if and only if the Company has not obtained both of the Shareholder Approvals by February 28, 2010.

Question: Why is the Company seeking shareholder approval for the amendment to the Certificate of Incorporation to remove Subsection 2 of Article 10?

Answer: Subsection 2 of Article 10 of our Certificate of Incorporation currently prohibits any person from acquiring 10 percent or more of our outstanding shares of Common Stock without the affirmative approval of two-thirds of our shareholders. As a result, the affirmative approval of two-thirds of our shareholders is required for us to issue sufficient shares of our Common Stock to complete the investment in its entirety in the manner we and Warburg Pincus contemplated—i.e., through the conversion of the Series C Preferred Stock into our Common Stock. We and Warburg Pincus intended that the investment ultimately be in our common equity.

If the amendment to our Certificate of Incorporation is approved, Subsection 2 of Article 10 of our Certificate of Incorporation will no longer apply not only to Warburg Pincus but also to any other person against whom it might otherwise thereafter have become applicable, which will eliminate any anti-takeover effect this provision would otherwise have had.

In connection with negotiating the investment agreement, the Company agreed in the investment agreement to amend the Certificate of Incorporation to remove Subsection 2 of Article 10. The Company considered the alternative, in lieu of amending the Certificate of Incorporation to remove Article 10, Subsection 2, of instead asking that shareholders solely approve the Warburg Pincus investment for purpose of that subsection. This would have permitted the Warburg Pincus investment to proceed but would have otherwise left the provisions of Article 10, Subsection 2 in place with respect to any other person or group whose acquisition of Common Stock would reach or exceed 10 percent. After considering the purposes of Article 10, Subsection 2 and the practical effects of that subsection, including its potential anti-takeover effects, in light of evolving standards of corporate governance, the Board of Directors determined that the benefits of removing the subsection in its entirety outweighed the potential benefits of leaving it in place.

Question: Why is the Company seeking shareholder approval for the issuance of Common Stock in connection with the conversion of the Preferred Stock into, and exercise of the Warrants for, Common Stock?

Answer: Because our Common Stock is listed on the NYSE, we are subject to NYSE rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires shareholder approval prior to the issuance of Common Stock, or securities convertible into or exercisable for Common Stock, in any transaction or series of transactions if (i) the Common Stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for Common Stock, or (ii) if the number of shares of Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock.

The proposed conversion of the Preferred Stock into and exercise of the Warrants to purchase shares of Common Stock fall under this rule because the Common Stock issued pursuant to the investment agreement, together with the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants, will exceed 20% of both the voting power and number of shares of our Common Stock outstanding before the issuance, and none of the exceptions to this rule apply. Accordingly, shareholder approval is required under NYSE rules in order for us to issue sufficient shares of our Common Stock to complete the investment as we and Warburg Pincus intended, and thereby enhance our Tier 1 common equity ratio to the maximum extent.

Question: Must the shareholders approve both the Shareholder Approvals (Proposal 1 and Proposal 2) for the investment to proceed as intended by Webster?

Answer: Yes.

Question: How will the conversion of the Series C Preferred Stock occur?

Answer: We and Warburg Pincus intended that the investment ultimately be in our common equity and thereby enhance our Tier 1 common equity ratio to the maximum extent. Because of the need to first obtain both Shareholder Approvals in order to issue to Warburg Pincus the amount of Common Stock implied by the size of its investment, we initially issued the non-voting Series C Preferred Stock to Warburg Pincus and intend that it will automatically convert into shares of our Common Stock upon the receipt of the Shareholder Approvals. At that time, each outstanding share of Series C Preferred Stock will automatically convert into a number of shares of Common Stock determined by dividing (i) $1,000 (the purchase price per share of the Series C Preferred

Stock) by (ii) the conversion price of the Series C Preferred Stock then in effect, subject to certain adjustments. The initial conversion price of the Series C Preferred Stock is $10.00 per share, which results in an initial conversion rate of 100 shares of Common Stock for each share of Series C Preferred Stock.

Question: How does our Board of Directors recommend that I vote?

Answer: Our Board of Directors has approved Warburg Pincus’ investment in us, and shareholder approval of both Proposal 1 and Proposal 2 is necessary for that investment to be completed in its intended form. Accordingly, our Board of Directors unanimously recommends that you vote “FOR” the amendment of the Certificate of Incorporation to remove of Subsection 2 of Article 10 thereof (Proposal 1), “FOR” the approval of the issuance of shares of Common Stock in connection with the conversion of the Preferred Stock into, and exercise of the Warrants for, Common Stock, for purposes of Section 312.03 of the NYSE Listed Company Manual (Proposal 2), and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies (Proposal 3).

Question: What happens if the Shareholder Approvals are received by February 28, 2010?

Answer: If both the Shareholder Approvals are received by February 28, 2010, we will issue to Warburg Pincus a total of 4,457,000 shares of Common Stock upon conversion of all of the shares of the Series C Preferred Stock, which will represent, in the aggregate, including shares of our Common Stock issued to Warburg Pincus on July 27, 2009 and October 15, 2009, approximately 15.2% of the total number of shares of Common Stock outstanding immediately after giving effect to the conversion. Upon completion of the conversion, all rights with respect to the Series C Preferred Stock will terminate, all shares of Series C Preferred Stock will be cancelled and no further dividends will accrue on the Series C Preferred Stock. Also, if the approvals described above are received at the special meeting, Warburg Pincus will be entitled to exercise the A2 Warrant to acquire up to 6,781,900 shares of Common Stock in the aggregate, at an initial exercise price of $10.00 per share. Prior to the receipt of the Shareholder Approvals, Warburg Pincus can only exercise the A2 Warrant for Series C Preferred Stock or, to the extent that conversion of the Series C Preferred Stock would cause Warburg Pincus to be deemed to own more than 24.9% of any class of our voting securities, Series D Preferred Stock, and the A2 Warrant is only exercisable for Common Stock by a holder who acquired the A2 warrant in a widely dispersed offering (subject to any restrictions under Section 312.03 of the NYSE Listed Company Manual and transfer restrictions that prohibit transfer of the Warrants during the two years following the Investment, except in limited circumstances, including failure to obtain the Shareholder Approvals by February 28, 2010). Upon exercise by Warburg Pincus of the A Warrants following the conversion of the Series C Preferred Stock, Warburg Pincus’ aggregate ownership of Common Stock would increase to approximately 23.9%.

If the Shareholder Approvals are approved by February 28, 2010, the B Warrants, which cover 5,500,000 shares of our Common Stock, will expire without ever becoming exercisable.

As a result, upon receipt of the Shareholder Approvals by February 28, 2010, Warburg Pincus’ investment in us will be entirely in the form of Common Stock and warrants to purchase Common Stock, as intended by Webster and Warburg Pincus, and our Tier 1 common equity ratio will thereby be enhanced to the maximum extent contemplated by the investment agreement.

Question: What happens if one or both of the Shareholder Approvals are received after February 28, 2010?

Answer: The conversion of the Series C Preferred Stock into 4,457,000 shares of Common Stock and the vesting of the right in Warburg Pincus to exercise the A2 Warrant for 6,781,900 shares of Common Stock, each as described above, will occur in connection with the Company obtaining both Shareholder Approvals, whether before or after February 28, 2010.

However, if we fail to obtain either of the Shareholder Approvals by February 28, 2010, until the earlier of such time as both Shareholder Approvals are obtained or July 27, 2016, the B Warrants will be exercisable, subject to certain bank regulatory restrictions, for 55,000 shares of Series C Preferred Stock, bearing a special dividend as described below, at a price per share of underlying Common Stock of $2.50, which is substantially lower than the market price of Webster Common Stock as of the date of this document. In the event that the B Warrants were fully exercised, these shares of Series C Preferred Stock would automatically convert into 5,500,000 shares of Common Stock upon receipt of the Shareholder Approvals, substantially diluting the interests of shareholders other than Warburg Pincus. Based on Webster’s closing stock price as of October 20, 2009 of $12.91 and the 71,168,321 shares of Common Stock outstanding as of such date (and ignoring the conversion of the Series C Preferred Stock and exercise of the A Warrants), the issuance of 5,500,000 shares of Common Stock at a price per share of $2.50 would result in dilution to the per share value of Webster Common Stock of approximately 5.8%. In the alternative, until such time as the Shareholder Approvals are obtained, Warburg Pincus could transfer, subject to certain bank regulatory restrictions, the B Warrants immediately (rather than after a two-year holding period) in a widely dispersed offering to transferees who (subject to any restrictions under Section 312.03 of the NYSE Listed Company Manual) could in turn exercise the B Warrants for shares of Common Stock at a price of $2.50, with the same dilutive effect.

In addition, beginning on February 28, 2010 and until both Shareholder Approvals are obtained, the Series C Preferred Stock, which currently accrues dividends on an as-converted basis at the rate payable on our Common Stock (currently equivalent to a $1.00 quarterly dividend per share of Series C Preferred Stock), would instead accrue dividends at the greater of the dividend rate payable on an as-converted basis on our Common Stock and an annual rate of 8% of $1,000 (the purchase price per share of the Series C Preferred Stock) (equivalent to a $20.00 quarterly dividend per share of Series C Preferred Stock). We refer to these dividends as the Special Dividends. Special Dividends would also be payable with respect to any outstanding shares of Series D Preferred Stock.

The Company has agreed in the investment agreement to seek to obtain the Shareholder Approvals no less than once in each six-month period beginning on February 28, 2010 until the Shareholder Approvals are obtained, and the related costs would be at Webster’s expense.

Question: What happens if either Shareholder Approval is never received?

Answer: If either Shareholder Approval is not obtained at the special meeting or any subsequent meeting of our shareholders, the majority of Warburg Pincus’ investment will not convert into Common Stock and after February 28, 2010:

•	all outstanding Series C Preferred Stock and Series D Preferred Stock will accrue Special Dividends as described above, resulting in significant additional cash outlays for the Company;

•	the A2 Warrant will be exercisable by Warburg Pincus for shares of Series C Preferred Stock, accruing Special Dividends, potentially resulting in significant additional cash outlays for the Company;

•

the B Warrants will be exercisable by Warburg Pincus for shares of Series C Preferred Stock paying Special Dividends, at an initial exercise price of $2.50 per underlying common share, which is substantially lower than the market price of Webster Common Stock as of the date of this document and would (subject to Section 312.03 of the NYSE Listed Company Manual) be convertible into Common Stock by holders who acquire the B Warrants in a widely dispersed offering, potentially causing substantial dilution to our shareholders, as described above;

•	we will not have enhanced our capital structure as we intended in entering into the investment agreement with Warburg Pincus; and

•

Article 10, Subsection 2 of our Certificate of Incorporation will remain in effect, which may have potential anti-takeover effects and potentially restrict our available options to raise significant amounts of common equity capital.

Question: What vote is required to approve the proposals at the special meeting?

Answer: The proposals to be considered at the special meeting require the following votes in order to be approved:

•	Approval of the proposal to amend our Certificate of Incorporation to remove Subsection 2 of Article 10 requires the affirmative vote of two-thirds of the outstanding shares of Common Stock.

•

Under the rules of the NYSE, approval of the proposal to authorize the issuance of shares of Common Stock in connection with the conversion of the Preferred Stock into, and exercise of the Warrants for, Common Stock requires the affirmative vote of the holders of a majority of the stock having voting power present at the meeting in person or by proxy.

•

Approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the stock having voting power present at the meeting in person or by proxy.

A failure to vote or to instruct your broker how to vote (a broker non-vote) will have the same effect as a vote against the proposal to amend our Certificate of Incorporation. Accordingly, it is important that you return your proxy card or give your broker voting instructions as soon as possible. Assuming the presence of a quorum, failure to vote or a broker non-vote will not affect whether the other proposals are approved.

Question: How can I vote my shares?

Answer: If your shares are held in “street name” by a broker, the broker will vote your shares for you, but only if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without those instructions, your shares will not be voted. If you do not instruct your broker to vote your shares, it will have the same effect as a vote against the proposal to amend our Certificate of Incorporation, which requires the affirmative vote of two-thirds of the outstanding shares of Common Stock. Accordingly, it is important that you complete and return your proxy card as soon as possible. Failure to instruct your broker as to how you would like your shares voted will not affect whether either of the other proposals is approved.

If you hold your Common Stock in your own name and not through a broker or another nominee, you may vote your shares of Common Stock:

•	by using the toll-free telephone number listed on the proxy card,
•	by using the Internet website listed on the proxy card,
•	by signing, dating and mailing the proxy card in the enclosed postage-paid envelope, or
•	by attending the special meeting and voting in person.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your Common Stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the Board of Directors.

Vote by Telephone.    If you hold your Common Stock in your own name and not through your broker or another nominee, you can vote your shares of Common Stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern Time, on December 9, 2009. Easy-to-follow voice prompts allow you to vote your shares of Common Stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

Vote by Internet.    If you hold your Common Stock in your own name and not through your broker or another nominee, you can choose to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern Time, on December 9, 2009. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

Vote by Mail.    You can vote by mail by signing, dating and returning the enclosed proxy card in the enclosed postage paid envelope.

Question: Who should I call if I have questions or need assistance voting my shares?

Answer: Please call our proxy solicitors: Morrow & Co., LLC at (800) 279-6413.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement (including exhibits filed herewith) may contain forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from management expectations, projections and estimates. Factors that could cause future results to vary from current management expectations include, but are not limited to, any failure to obtain the Shareholder Approvals or obtaining them on a delayed basis, general economic conditions, legislative and regulatory changes, monetary and fiscal policies of the federal government, changes in tax policies, rates and regulations of federal, state and local tax authorities, changes in interest rates, deposit flows, the cost of funds, demand for loan products, demand for financial services, competition, changes in the quality or composition of Webster’s loan and investment portfolios, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental and technological factors affecting Webster’s operations, markets, products, services and prices. Some of these and other factors are discussed in the annual and quarterly reports of Webster previously filed with the SEC. Such developments, or any combination thereof, could have an adverse impact on the company’s financial position and results of operations. Except as required by law, Webster does not undertake to update any such forward looking statements.

BACKGROUND TO THE PROPOSALS

Since the deepening of the current financial crisis in mid-2008, our Board of Directors and management, with the assistance of the Company’s financial advisors, have considered a range of alternative strategies to maintain our capital ratios at well above target levels in light of the asset quality and liquidity challenges presented by the disruptions in the credit and housing markets and the weakening economy. In June 2008, we raised $225 million of capital through the issuance in a public offering of 225,000 shares of our 8.50% Series A Non-Cumulative Perpetual Convertible Preferred Stock, or Series A Preferred Stock. On November 21, 2008, as part of the Capital Purchase Program established by the U.S. Department of the Treasury under the Emergency Economic Stabilization Act of 2008, we raised $400 million through a sale to the Treasury of Fixed Rate Cumulative Perpetual Preferred Stock, Series B and a ten-year warrant to purchase up to 3.28 million shares of Common Stock at an initial exercise price of $18.28 per share. As part of our consideration of capital raising alternatives, during late 2008, we maintained a dialogue with Warburg Pincus, based on Warburg Pincus’ interest in Webster and its reputation and its particular experience as an investor in financial institutions. Preliminary discussions included a possible substantial minority investment by Warburg Pincus in Webster’s Common Stock and how the terms of such an investment could be structured in view of regulatory control requirements and necessary shareholder approvals.

As adverse conditions and turbulence in the financial markets continued through late 2008 into 2009 and the market and industry emphasis on the importance of common equity as a bank capital component grew, our Board of Directors and management continued to explore alternatives to enhance Webster’s capital ratios. In March, 2009, the Company completed a tender offer for approximately $22.5 million in principal amount of its 5.875% Subordinated Notes due 2013, acquiring these notes for aggregate cash consideration of approximately $18.25 million. As a result of this tender offer, Webster reduced its interest expense and realized a gain in connection with reacquiring its debt securities at a discount to par value. Subsequently, in June 2009, the Company completed an exchange offer in which it acquired 168,500 shares of its Series A Preferred Stock and $63.9 million of outstanding trust preferred securities, in consideration for the issuance of approximately 11.28 million shares of Common Stock and $59.0 million in cash. As a result of the exchange offer, Webster generated $173 million of Tier 1 common equity capital and reduced its interest and dividend expense. During this time, the Company also remained in periodic contact with Warburg Pincus.

In late June 2009, Webster and Warburg Pincus returned to discussing the terms of a possible minority investment by Warburg Pincus. The Company and Warburg Pincus agreed that the structure of the investment should emphasize common equity, reflecting the increased market and regulatory emphasis on the Tier 1 common equity ratio. During July 2009, discussions continued with a view to refining the terms of an investment and addressing structural issues relating to regulatory control restrictions and necessary shareholder approvals. It was understood that, as a result of the proposed size of the investment, the approval of the Company’s shareholders would likely be required and that, if, as the Company desired, Warburg Pincus would agree to fully fund its investment prior to the receipt of such approval, it would be reasonable for the investment to include elements that served to compensate Warburg Pincus in a reasonable manner in the event such approval was not received. Also during this time discussions were held with representatives of the Federal Reserve, as the primary regulator of our holding company, regarding the structure of the proposed investment, required regulatory approvals and the permissibility of the investment under the Federal Reserve’s practice and policies relating to non-controlling investments in bank holding companies. Throughout this period, Webster’s senior management updated the Webster Board of Directors regarding the progress of discussions and the potential terms of an investment.

Discussions continued and ultimately the parties agreed on terms, as well as a governance and investment structure that was believed to be acceptable to the Federal Reserve. On July 27, 2009, following approval by the Company’s Board of Directors, the Company entered into an investment agreement with Warburg Pincus, pursuant to which Warburg Pincus agreed to invest $115 million in Webster through a direct purchase of: (i) 7,043,000 shares of Webster’s Common Stock, (ii) 44,570 shares of Series C Preferred Stock, convertible into an aggregate of 4,457,000 shares of Common Stock (which pay Special Dividends described on page 20 in the event the Shareholder Approvals are not obtained by February 28, 2010), (iii) the A1 Warrant, exercisable for 1,843,100 shares of Common Stock, (iv) the A2 Warrant, exercisable for 67,819 shares of Series C Preferred Stock or, following Webster’s receipt of the Shareholder Approvals, 6,781,900 shares of Common Stock and (v) two series of contingent B Warrants collectively exercisable only in the event that the Shareholder Approvals are not obtained by February 28, 2010 for an aggregate of 5,500,000 shares of Common Stock at an exercise price per underlying share of Common Stock of $2.50. Because of NYSE rules and the provision of our Certificate of Incorporation described in this proxy statement, it was necessary to structure the equity investment transaction to include Series C Preferred Stock until we could obtain the necessary shareholder approvals to issue Common Stock in its place. Warburg Pincus’ investment, including the exercise of the A Warrants and B Warrants in certain circumstances, is subject to Warburg Pincus not owning more than 24.9% of Webster’s voting securities or total equity as calculated under applicable Federal Reserve guidelines.

A portion of Warburg Pincus’ investment was completed on July 27, 2009, on which date Warburg Pincus purchased 4,024,600 shares of Common Stock, in exchange for a cash payment to Webster of approximately $40.2 million. At that time, the Company also issued to Warburg Pincus the A1 Warrant and the B1 Warrant. On the same date, David A. Coulter, Warburg Pincus’ designated representative, was elected to our Board of Directors. Following the public announcement of Warburg Pincus’ investment prior to the opening of the market of July 27, 2009, our Common Stock, which had closed at a price of $9.63 on the prior trading day, closed at $10.81, a 12.2% increase.

The remaining portion of Warburg Pincus’ investment was completed on October 15, 2009, upon the receipt by Warburg Pincus of required regulatory clearances on October 13, 2009. On October 15, 2009, Warburg Pincus purchased an additional 3,018,400 shares of Common Stock and 44,570 shares of Series C Preferred Stock in exchange for approximately $74.8 million in cash. At that time, the Company also issued to Warburg Pincus the A2 Warrant and the B2 Warrant. In order for Warburg Pincus’ $115 million investment to be treated entirely as Tier 1 common equity and for Webster to realize the maximum enhancement in its Tier 1 common equity ratio as contemplated by the Board of Directors, Webster’s shareholders must approve Proposal 1 and Proposal 2 to permit Warburg Pincus to receive common shares upon conversion of the Preferred Stock and upon exercise of the A Warrants it acquired.

Our Board of Directors unanimously recommends that Webster shareholders vote “FOR” the proposals at the shareholder meeting so that the Series C Preferred Stock will convert into Common Stock and the A2 Warrant will be exercisable for shares of Common Stock (rather than shares of Series C Preferred Stock), the B Warrants will expire immediately without becoming exercisable, and the Series C Preferred Stock will never commence to accrue Special Dividends.

PROPOSAL 1

APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO REMOVE SUBSECTION 2 OF ARTICLE 10 THEREOF

Our Board of Directors adopted a resolution recommending that the shareholders approve the amendment of the Certificate of Incorporation to remove Subsection 2 of Article 10 thereof.

If the shareholders approve the amendment, the amendment will become effective on the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The only changes in the Company’s existing Certificate of Incorporation would be those changes required to remove Subsection 2 of Article 10 as proposed in this proxy statement. The text of Article 10 of the Certificate of Incorporation as it is proposed to be amended is set forth as Annex B to this proxy statement.

The primary purpose of Proposal 1 is to permit the Company’s sale and issuance of the Common Stock, Preferred Stock and Warrants to Warburg Pincus. Subsection 2 of Article 10 currently prohibits any person from acquiring 10% or more of the Company’s capital stock entitled to elect directors unless such acquisition is approved by two-thirds of the shares of capital stock entitled to elect directors, and Article 10 further provides that any party that acquires Common Stock in violation of such 10% limitation will not be entitled to vote any shares in excess of such limit and will be subject to certain restrictions on transfer. If the shareholders approve the amendment, these restrictions will no longer apply.

The Company considered the alternative, in lieu of amending the Certificate of Incorporation to remove Article 10, Subsection 2, of instead asking that shareholders approve the Warburg Pincus investment for purposes of that subsection. This would have permitted the Warburg Pincus investment to proceed but would have otherwise left the provisions of Article 10, Subsection 2 in place with respect to any other person or group whose acquisition of Common Stock would reach or exceed 10 percent. After considering the purposes of Article 10, Subsection 2 and the practical effects of that subsection, including its potential anti-takeover effects, in light of evolving standards of corporate governance, the Board of Directors determined that the benefits of removing the 10 percent restriction in its entirety outweighed the potential benefits of leaving it in place.

A failure to approve Proposal 1 at the special meeting would have potentially adverse consequences for Webster and its shareholders described elsewhere in this document, including under “Consequences If Either of the Shareholder Approvals Is Not Approved” on page 16.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

PROPOSAL 2

APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION OF THE SERIES C PREFERRED STOCK AND EXERCISE OF THE WARRANTS

Our Board of Directors adopted a resolution recommending that the shareholders approve the issuance of shares of Common Stock in connection with the conversion of our Perpetual Participating Preferred Stock, Series C and Non-Voting Perpetual Participating Preferred Stock, Series D into, and exercise of the Warrants for, Common Stock, for purposes of Section 312.03 of the NYSE Listed Company Manual.

Because our Common Stock is listed on the NYSE, we are subject to the NYSE’s rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires shareholder approval prior to the issuance of Common Stock, or securities convertible into or exercisable for Common Stock, in any transaction or series of transactions if (i) the Common Stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for Common Stock, or (ii) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock.

Our proposed issuance of Common Stock to Warburg Pincus upon conversion of the Preferred Stock and exercise of the Warrants falls under this rule because the Common Stock issued at the closing of the Investment, together with the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants, will exceed 20% of the voting power and number of shares of Common Stock outstanding before the Investment.

A failure to approve Proposal 2 at the special meeting would have potentially adverse consequences for Webster and its shareholders described elsewhere in this document, including under “Consequences If Either of the Shareholder Approvals Is Not Approved” on page 16.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION OF THE SERIES C PREFERRED STOCK AND EXERCISE OF THE WARRANTS.

THE SPECIAL MEETING

This section contains information for Webster shareholders about the special meeting that Webster has called to allow its shareholders to consider and approve (i) the amendment of the Certificate of Incorporation to remove Subsection 2 of Article 10 thereof and (ii) the issuance of shares of Common Stock in connection with the conversion of the Preferred Stock into, and the exercise of the Warrants for the purchase of, Common Stock. Webster is mailing this proxy statement to its shareholders on or about October 27, 2009. Together with this proxy statement, Webster is sending a notice of the special meeting and a form of proxy that our Board of Directors is soliciting for use at the special meeting and at any adjournments or postponements of the meeting.

Date, Time and Place

The special meeting will be held on December 10, 2009, at 4:00 p.m., Eastern Time, at Courtyard by Marriott, 63 Grand Street, Waterbury, CT 06702.

Matters to be Considered

At the special meeting, Webster shareholders will be asked to:

1.	approve the amendment of the Certificate of Incorporation to remove Subsection 2 of Article 10 thereof;

2.

approve the issuance of shares of Common Stock in connection with the conversion of the Preferred Stock into, and exercise of Warrants for, Common Stock, for purposes of Section 312.03 of the NYSE Listed Company Manual; and

3.

approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt proposals 1 and 2.

Proxies

If you are a shareholder of record (that is, you own stock registered in your own name), you may attend the special meeting and vote in person, or you may vote by proxy. You may vote by proxy by completing and returning the proxy card accompanying this proxy statement or by telephone or through the Internet by following the instructions described on your proxy card. If your shares are held through a bank, broker or other nominee (that is, if your shares are held in “street name”), you will receive separate voting instructions from your bank, broker or other nominee with your proxy materials. Although most banks, brokers and other nominees offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements.

You can revoke a proxy at any time before the vote is taken at the special meeting by submitting a properly executed proxy of a later date by mail, telephone or Internet, or by attending the special meeting and voting in person. Communications about revoking Webster proxies should be addressed to Mark S. Lyon, Assistant Secretary, Webster Financial Corporation, 145 Bank Street, Waterbury, Connecticut, 06702. If your shares are held in street name, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. Please note that attendance at the special meeting will not, in itself, constitute revocation of your proxy.

All shares represented by valid proxies that Webster receives through this solicitation, and that are not revoked, will be voted in accordance with the instructions on the proxy card. If you make no specification on your proxy card as to how you want your shares voted before signing and returning it, your proxy will be voted “FOR” each of the proposals. Our Board of Directors is currently unaware of any other matters that may be presented for action at the special meeting. If other matters properly come before the special meeting, or at any adjournment or postponement of the meeting, Webster intends that shares represented by properly submitted proxies will be voted, or not voted, by and in accordance with the best judgment of the persons named as proxies on the proxy card.

Solicitation of Proxies

Webster will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, directors, officers and regular employees of Webster may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. Webster will reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation. We have retained Morrow & Co., LLC to assist in the solicitation at a cost of approximately $11,000, plus payment of reasonable out-of-pocket expenses and other customary costs.

Record Date and Quorum

Our Board of Directors has fixed the close of business on October 20, 2009 as the record date for determining the shareholders entitled to receive notice of and to vote at the special meeting. At that time,              shares of Webster Common Stock were outstanding, held by approximately 9,218 holders of record.

A quorum of one-third of the issued and outstanding Common Stock is required for the transaction of business by shareholders at the special meeting. Therefore, at the special meeting, the presence, in person or by proxy, of the holders of at least 23,722,774 shares of Common Stock will be required to establish a quorum. Abstentions are counted for the purposes of determining whether a quorum is achieved and for determining the number of shares which are present in person or represented by proxy at the special meeting. Consequently, an abstention has the same effect as a vote against a proposal, as each abstention is one less vote in favor of the proposal. Shares that are not voted on proxies returned by brokers (broker non-votes) will be counted for the purpose of determining whether a quorum has been achieved.

Vote Required

Each outstanding share of our Common Stock is entitled to one vote on each proposal at the special meeting.

Approval of the proposal to amend our Certificate of Incorporation to remove Subsection 2 of Article 10 requires the affirmative vote of two-thirds of the outstanding shares of Common Stock. Accordingly, failure to vote, a broker non-vote or an abstention will have the same effect as a vote against this proposal.

Approval of the proposal to authorize the issuance of shares of Common Stock in connection with the conversion of the Preferred Stock into, and exercise of the Warrants for, Common Stock requires the affirmative vote of the holders of a majority of the stock having voting power present at the meeting in person or by proxy. Accordingly, failure to vote or a broker non-vote will not affect whether this proposal is approved, but an abstention will have the same effect as a vote against this proposal.

Approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the stock having voting power present at the meeting in person or by proxy. Accordingly, failure to vote or a broker non-vote will not affect whether this proposal is approved, but an abstention will have the same effect as a vote against this proposal.

Voting Options

If you are a shareholder of record:    You may vote by one of the following four methods (as instructed on the enclosed proxy card):

•	by using the toll-free telephone number listed on the proxy card,
•	by using the Internet website listed on the proxy card,
•	by signing, dating and mailing the proxy card in the enclosed postage-paid envelope, or
•	by attending the special meeting and voting in person.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your Common Stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the Board of Directors.

Vote by Telephone.    If you hold your Common Stock in your own name and not through your broker or another nominee, you can vote your shares of Common Stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern Time, on December 9, 2009. Easy-to-follow voice prompts allow you to vote your shares of Common Stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

Vote by Internet.    If you hold your Common Stock in your own name and not through your broker or another nominee, you can choose to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern Time, on December 9, 2009. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

Vote by Mail.    You can vote by mail by signing, dating and returning the enclosed proxy card in the enclosed postage paid envelope.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form:    You must provide instructions to the broker or nominee as to how your shares should be voted. Brokers do not have the discretion to vote on the proposals and will only vote at the direction of the underlying beneficial owners of the shares of Common Stock. Accordingly, if you do not instruct your broker to vote your shares, your broker will not have the discretion to vote your shares. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive this proxy statement. If you own your shares in this manner, you cannot vote in person at the special meeting unless you receive a proxy to do so from the broker or the nominee, and you bring that proxy to the special meeting.

Recommendations of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals. The Board of Directors believes that the proposals are advisable, and unanimously recommends that Webster shareholders vote “FOR” the approval of (i) the amendment of the Certificate of Incorporation to remove Subsection 2 of Article 10 thereof, (ii) the issuance of shares of Common Stock in connection with the conversion of the Preferred Stock into, and the exercise of the Warrants for, Common Stock, and (iii) the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

CONSEQUENCES IF EITHER OF THE SHAREHOLDER APPROVALS IS NOT APPROVED

B Warrants Become Exercisable.    If the Shareholder Approvals have not been received by February 28, 2010, then until the earlier of such time as the Shareholder Approvals are obtained or July 27, 2016, the B Warrants will be exercisable for 55,000 shares of Series C Preferred Stock (bearing Special Dividends) at a price per share of underlying Common Stock of $2.50, which is substantially lower than the current market price of Webster Common Stock. In the event that the B Warrants were exercised, these shares of Series C Preferred Stock would automatically convert into 5,500,000 shares of Common Stock upon receipt of the Shareholder Approvals, substantially diluting the interests of shareholders other than the holders of these warrants. The B Warrants contain a limitation on the maximum number of shares of Series C Preferred Stock that can be issued such that upon exercise, assuming the conversion of such shares of Series C Preferred Stock into shares of Common Stock, Warburg Pincus would not have beneficial ownership of more than 24.9% of the outstanding shares of a class of voting securities of the Company. In the event Warburg Pincus cannot receive all of the Series C Preferred Stock to which it would be entitled because of this limitation, the shortfall will be delivered in the form of Series D Preferred Stock.

Increased Preferred Stock Dividends.    Beginning on February 28, 2010 and until both Shareholder Approvals are obtained, the Series C Preferred Stock, which currently accrues dividends on an as-converted basis at the rate payable on our Common Stock (currently equivalent to a $1.00 quarterly dividend per share of Series C Preferred Stock), would instead accrue Special Dividends at the greater of the dividend rate payable on an as-converted basis on our Common Stock and an annual rate of 8% of $1,000 (the purchase price per share of the Series C Preferred Stock) (equivalent to a $20.00 quarterly dividend per share of Series C Preferred Stock).

B Warrants Become Transferable and May Cause Dilution.    If both Shareholder Approvals have not been received by February 28, 2010, then Warburg Pincus will be able to transfer its Warrants in a widely dispersed offering immediately rather than after a two-year holding period. Following such a transfer, the transferees of the B Warrants may (subject to any restrictions under Section 312.03 of the NYSE Listed Company Manual) exercise such warrants at a price per underlying common share of $2.50 into Common Stock. Any such exercise would have a dilutive effect on the interests of other shareholders. Based on Webster’s closing stock price as of October 20, 2009 of $12.91 and the 71,168,321, shares of Common Stock outstanding as of such date (and ignoring the conversion of the Series C Preferred Stock and exercise of the A Warrants), the issuance of 5,500,000 shares of Common Stock at a price per share of $2.50 would result in dilution to the per share value of Webster common stock of approximately 5.8%.

Shareholders’ Meeting.    If either of the Shareholder Approvals is not received, the Series C Preferred Stock will remain outstanding in accordance with its terms and we have agreed, in accordance with the terms of the investment agreement, to seek the Shareholder Approvals no less than once in each six-month period beginning on February 28, 2010 until both Shareholder Approvals have been obtained. The Company will bear the costs of soliciting the approval of its shareholders.

Restriction on Payment of Dividends and Share Repurchases.    For as long as the Preferred Stock remains outstanding, subject to limited exceptions, the Company will be prohibited from redeeming, purchasing or acquiring any shares of Common Stock or other junior securities, and from paying dividends on any shares of our Common Stock or other junior securities, unless the full quarterly dividends on the Preferred Stock have been paid in full for the applicable dividend period.

Exercise of A2 Warrant for Series C Preferred Stock.    At any time prior to the receipt of both Shareholder Approvals, Warburg Pincus may exercise the A2 Warrant for shares of Series C Preferred Stock convertible into the number of shares of Common Stock underlying the A2 Warrant. Such shares of Series C Preferred Stock would pay Special Dividends. Such shares of Series C Preferred Stock would, in accordance with their terms, convert automatically into Common Stock upon receipt of both Shareholder Approvals. The A2 Warrant contains a limitation on the maximum number of shares of Series C Preferred Stock that may be delivered such that upon such exercise, assuming the conversion of such shares of Series C Preferred Stock into shares of Common Stock, Warburg Pincus would not have beneficial ownership of more than 24.9% or more of the outstanding shares of a class of voting securities of the Company. In the event Warburg Pincus cannot receive all of the Series C Preferred Stock to which it would be entitled because of such limitation, the shortfall will be delivered in the form of Series D Preferred Stock.

DESCRIPTION OF THE INVESTMENT AGREEMENT

As described above, Warburg Pincus entered into the investment agreement with Webster to purchase Common Stock, warrants for the purchase of Common Stock and preferred stock convertible into Common Stock. The following is a summary of material terms of the investment agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement. Shareholders are urged to read the investment agreement attached as Annex A in its entirety. While Webster believes this summary covers the material terms and provisions of the investment agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to Annex A.

Covenants

We have agreed to call a special meeting of our shareholders, as promptly as practicable following the second of two closing dates (which occurred on October 15, 2009), but in any event on or before February 28, 2010, to vote on proposals to (1) approve the amendment of the Certificate of Incorporation to remove Subsection 2 of Article 10 thereof and (2) approve the issuance of shares of Common Stock in connection with the conversion of the Preferred Stock into, and exercise of warrants for the purchase of Common Stock for, Common Stock, for purposes of Section 312.03 of the NYSE Listed Company Manual. In the event that both of the foregoing approvals are not obtained at the special meeting, we have agreed to include a proposal to approve (and our Board of Directors will unanimously recommend approval of) such issuance at a meeting of our shareholders no less than once in each six-month period beginning on February 28, 2010 until the approval is obtained.

Board Representation

Warburg Pincus is entitled to nominate one person to be elected or appointed to our Board of Directors subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Nominating and Corporate Governance Committee of our Board of Directors. In that connection, Warburg Pincus nominated David A. Coulter as a director, and Mr. Coulter joined our Board of Directors on July 27, 2009. So long as Warburg Pincus holds at least 9.9% of all outstanding shares of our Common Stock (counting for such purposes all shares of Common Stock into which or for which shares of any Preferred Stock or the Warrants owned by Warburg Pincus are directly or indirectly convertible or exercisable, and excluding as shares owned and outstanding shares of Common Stock issued by the Company after the first closing date, other than as contemplated by the investment agreement), the Company will be required to recommend to its shareholders the election of Warburg Pincus’ board representative at the Company’s annual meeting, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Nominating and Corporate Governance Committee.

Warburg Pincus is also entitled to designate one observer subject to applicable legal requirements for so long as Warburg Pincus owns at least 4.9% of all outstanding shares of our Common Stock (counting for such purposes all shares of Common Stock into which shares of any Preferred Stock or the Warrants owned by Warburg Pincus are directly or indirectly convertible into or exercisable for and excluding as shares owned and outstanding shares of Common Stock issued by the Company after the first closing date, other than as contemplated by the investment agreement). The observer is entitled to attend meetings of the Board of Directors (including any meetings of committees of which Warburg Pincus’ board representative is a member) in a nonvoting observer capacity if Warburg Pincus’ board representative does not attend such meeting. In the event of Mr. Coulter’s resignation in connection with Warburg Pincus ceasing to meet the ownership threshold entitling it to a board representative, the observer will, subject to applicable law, be David A. Coulter.

Transfer Restrictions

Subject to certain exceptions, Warburg Pincus is prohibited, without the prior approval of a majority of the directors of the Company who qualify as independent directors (other than Warburg Pincus’ board representative), from directly or indirectly selling, transferring, making any short sale of, loan, granting any option for the purchase of or otherwise disposing of any securities acquired pursuant to the investment agreement, or taking any other action that is intended to have an economic impact equivalent to any of the foregoing, in one or more transactions, to any person or group if such person or group and their respective affiliates would collectively own more than 4.9% of the outstanding voting power of the Company or more than 4.9% of any class of voting securities of the Company. The foregoing limitation does not (1) prohibit Warburg Pincus from transferring securities in any broadly distributed offering as conducted by an independent broker dealer mutually acceptable to the Company and Warburg Pincus that involves only sales to mutual funds or other institutional investors that acquire and hold securities in the ordinary course of business and not for the purpose of or with the effect of changing or influencing control of the Company or in connection with or as a participant in any transaction having that purpose or effect, or (2) apply if certain change of control events have occurred. Warburg Pincus further agreed that it will not engage in any transaction or series of transactions the primary purpose of which is to avoid these limitations.

Registration Rights

The investment agreement provides Warburg Pincus with customary registration rights, including “shelf” registration rights which may be exercised to execute sales (other than during certain black-out periods) and “piggy-back” registration rights, with respect to the securities purchased by it under the investment agreement.

Preemptive Rights

The investment agreement provides Warburg Pincus with customary preemptive rights, applicable for so long as Warburg Pincus owns securities of Webster representing 4.9% or more of all of the outstanding shares of our Common Stock (counting for such purposes all shares of Common Stock into which shares of any Preferred Stock or Warrants owned by Warburg Pincus are directly or indirectly convertible into or exercisable for), to enable it to maintain its proportionate ownership of our Common Stock. At any time that Warburg Pincus meets this ownership threshold and the Company makes any public or nonpublic offering or sale of any equity, or any securities convertible or exchangeable into equity or that includes an equity component, Warburg Pincus may acquire at the same price and on the same terms, subject to certain limitations, that number of the securities being offered necessary to maintain its proportionate Common Stock-equivalent interest in the Company. However, Warburg Pincus may not exercise the foregoing right in connection with (1) issuances under the Company’s stock incentive plans, employee stock purchase plan or any similar plan in the ordinary course of providing incentive compensation, (2) issuances as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction or (3) issuances upon exercise of the warrant issued to the U.S. Department of the Treasury under the Troubled Asset Relief Program and conversion of shares of Series A Stock.

Standstill Agreement

Until Warburg Pincus holds, on an as-converted basis, less than 10% of the total outstanding Common Stock of the Company (counting for such purposes all shares of Common Stock into which or for which shares of any Preferred Stock or the Warrants owned by Warburg Pincus are directly or indirectly convertible or exercisable, and excluding as shares owned and outstanding all shares of Common Stock issued by the Company after the first closing date, other than as contemplated by the investment agreement), Warburg Pincus and its affiliates are prohibited from acquiring additional Common Stock if the acquisition of the additional Common

Stock would result in Warburg Pincus and its affiliates owning 24.9% or more of the total outstanding Common Stock of the Company. Additionally, Warburg Pincus and its affiliates are prohibited from (1) making or participating in any solicitation of proxies or influencing the any vote with respect to the Company’s Common Stock, (2) seeking to call a special meeting of shareholders or initiating a shareholder proposal with respect the Company or seeking to influence or control the management, Board of Directors or policies of the Company or its subsidiaries, (3) contesting the validity or seeking a waiver of the standstill provisions of the investment agreement, (4) agreeing or proposing any business combination relating to all or part of the Company or any of its subsidiaries or any acquisition of their respective assets or (5) disclosing any intention or plan inconsistent with the foregoing limitations. However, the foregoing restrictions will no longer apply if a change in control (as defined in the investment agreement) occurs or any person commences and does not withdraw a bona fide public tender or exchange offer that would result in a change in control.

Representations and Warranties

In the investment agreement, we made customary representations and warranties to Warburg Pincus relating to us, our business and the Preferred Stock and the Warrants issued to Warburg Pincus and the Common Stock to be issued to Warburg Pincus upon conversion of the Preferred Stock and the exercise of its Warrant, and agreed to indemnify Warburg Pincus for breaches of our representations and warranties in certain circumstances.

The investment agreement and the description of its terms and provisions in this document have been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Webster or Warburg Pincus. The representations, warranties and covenants contained in the investment agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the investment agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the investment agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the investment agreement and should not construe the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Webster or Warburg Pincus or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the investment agreement, which subsequent information may or may not be fully reflected in Webster’s public disclosures. The provisions of the investment agreement, including the representations and warranties, should not be read alone, but instead should only be read together with the information provided elsewhere in this document and in the documents incorporated by reference into this document, including the periodic and current reports and statements that Webster files with the Securities and Exchange Commission, or the SEC. For more information regarding these documents incorporated by reference, see the section entitled “Where You Can Find More Information” below.

Fees and Expenses

We agreed to reimburse Warburg Pincus for its and its affiliates’ out-of-pocket expenses incurred in connection with due diligence, the negotiation and preparation of the transaction documents and consummating the investment (including fees and expenses of counsel and accounting fees and filing fees under the Hart Scott Rodino Antitrust Improvements Act of 1976) up to an aggregate maximum amount of $2,000,000.

DESCRIPTION OF THE CONVERTIBLE PREFERRED STOCK

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series C Preferred Stock and Series D Preferred Stock as contained in the Certificates of Designations of the Company relating to the Series C Preferred Stock and Series D Preferred Stock, which are attached to this proxy statement as Annex C and Annex D respectively, which we incorporate by reference into this proxy statement. Shareholders are urged to read the Certificates of Designations relating to the Series C Preferred Stock and Series D Preferred Stock in their entirety. While Webster believes this summary covers the material terms and provisions of the Certificates of Designations of the Company relating to the Series C Preferred Stock and Series D Preferred Stock, it may not contain all of the information that is important to you and is qualified in its entirety by reference to Annex C and Annex D.

Authorized Shares and Liquidation Preference

The number of authorized shares of Series C Preferred Stock is 167,389, and the number of authorized shares of Series D Preferred Stock is 86,250. Shares of Series C Preferred Stock and Series D Preferred Stock have a par value of $0.01 per share and the liquidation preference of Series C Preferred Stock and Series D Preferred Stock is $0.01 per share.

Ranking

The Series C Preferred Stock and Series D Preferred Stock, with respect to dividend rights and rights on liquidation, winding-up and dissolution, ranks (i) on a parity with our other authorized series of preferred stock and with each other class or series of preferred stock, established after the date of issuance of Series C Preferred Stock, the terms of which do not expressly provide that such class or series will rank senior or junior to the Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company, and (ii) senior to the Company’s Common Stock, par value $0.01 per share and each other class or series of capital stock outstanding or established after the Effective Date by the Company the terms of which expressly provide that it ranks junior to the Series C Preferred Stock or Series D Preferred Stock as to dividend rights and/or as to rights on liquidation, winding-up and dissolution of the Company. The Company has the right to authorize and/or issue additional shares or classes or series of junior securities or parity securities without the consent of the holders.

Dividends

Holders of Series C Preferred Stock and Series D Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, non-cumulative cash dividends in the amount determined as set forth below.

If our Board of Directors declares and pays a cash dividend in respect of any shares of Common Stock, then the Board of Directors is required to declare and pay to the holders of the Preferred Stock a cash dividend in an amount per share of Preferred Stock equal to the product of (i) the per share dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Preferred Stock is then convertible, assuming receipt of the Shareholder Approvals and, if applicable, the regulatory approvals.

If both Shareholder Approvals have not been received on or prior to February 28, 2010, each share of Series C Preferred Stock and Series D Preferred Stock that remains outstanding after February 28, 2010 will begin to accrue dividends commencing with the dividend period relating to the dividend payment date on March 15, 2010 at the greater of (x) an annual rate of 8% or (y) the dividend rate payable on an as-converted basis on the Common Stock during the applicable dividend period until such time as the Shareholder Approvals have been obtained.

Dividends on the Preferred Stock are non-cumulative. If the Board of Directors does not declare a dividend on the Preferred Stock in respect of any dividend period prior to February 28, 2010, the holders of the Preferred Stock will have no right to receive any dividend for that dividend period, and the Company will have no obligation to pay a dividend for that dividend period.

Subject to limited exceptions, if full quarterly dividends payable on all outstanding shares of the Preferred Stock for any dividend period have not been declared and paid, the Company will not be permitted to declare or pay dividends with respect to any of its junior securities, including Webster Common Stock, during the next succeeding dividend period.

Repurchase of Junior Securities

Subject to limited exceptions, for as long as the Preferred Stock is outstanding, if full quarterly dividends payable on all outstanding shares of the Preferred Stock for any dividend period have not been declared and paid, the Company will be prohibited from redeeming, repurchasing or acquiring any shares of Common Stock or other junior securities.

In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Preferred Stock will be entitled, for each share of the Preferred Stock held, to the greater of (1) $0.01 and (2) an amount equal to the liquidation amount payable on an as-converted basis on the number of shares of Common Stock into which such shares of Preferred Stock could have been converted on a date at least ten business days before the first liquidating distribution is made on the Preferred Stock, plus any declared but unpaid dividends.

In the event the assets of the Company available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, are insufficient to pay in full the amounts payable with respect to all outstanding shares of the Preferred Stock and the corresponding amounts payable on any parity securities, holders of Preferred Stock and the holders of parity securities will share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

Redemption

The Preferred Stock is not redeemable.

Mandatory Conversion

The Series C Preferred Stock mandatorily converts into shares of our Common Stock on the fifth business day following the date on which (1) both Shareholder Approvals have been received and (2) with respect to a holder who is required to obtain regulatory approval, such holder has received such approval.

Each share of Series D Preferred Stock mandatorily converts into shares of our Common Stock on the date of consummation of a transfer of that share in (1) a widespread public distribution, (2) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of voting securities of the Company or (3) a transfer to a transferee that would control more than 50% of the voting securities of the Company without any transfer from Warburg Pincus. The Series D Preferred Stock is not convertible into shares of our Common Stock in the hands of Warburg Pincus.

The number of shares of Common Stock into which a share of Preferred Stock will be convertible will be determined by dividing $1,000 by the then applicable conversion price. No fractional shares of Common Stock will be issued. Upon conversion, cash will be paid in lieu of fractional shares based on the closing price of the Common Stock determined as of the second trading day immediately preceding the date of the mandatory conversion. The initial conversion price of the Preferred Stock is $10.00 per share of Common Stock into which it is converted.

To the extent that conversion of the Series C Preferred Stock would cause a holder to hold more than 24.9% of any outstanding class of voting securities of the Company, the Series C Preferred Stock is instead convertible into the number of Series D Preferred Stock that is convertible into such number of shares of Common Stock.

Anti-Dilution Provision

The conversion price of the Preferred Stock is also subject to customary anti-dilution adjustments, which will be made (subject to certain exceptions) in the event that the Company:

•	pays dividends or other distributions on the Common Stock in shares of Common Stock;

•	subdivides, splits or combines the shares of Common Stock;

•

subject to certain exceptions and limitations, issues to holders of its Common Stock rights or warrants entitling them to purchase Common Stock at less than the then current market price (as defined in the certificate of designations for the applicable series of Preferred Stock);

•	distributes to holders of its Common Stock indebtedness, shares of capital stock, securities, cash or other assets (other than cash dividends and certain other transactions);

•

makes a cash distribution to holders of Common Stock, other than (1) cash dividends to the extent a corresponding dividend is paid on the corresponding series of Preferred Stock, (2) cash distributed in a reorganization event or spin-off, (3) upon liquidation, dissolution or winding-up, and (4) in connection with a tender or exchange offer by the Company; and

•

completes a tender or exchange offer for the Common Stock where the consideration exceeds the closing price (as defined in the certificate of designations for the applicable series of Preferred Stock) per share of the Common Stock.

Reorganization Events

If the Company enters into a transaction constituting a consolidation or merger of the Company or similar transaction or any sale or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole (in each case pursuant to which its Common Stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of its Common Stock, then each holder of Preferred Stock will have the right to convert such Preferred Stock, effective on the date such transaction is consummated (or, if later, the date applicable regulatory approvals are obtained), into the securities, cash and other property receivable in the transaction by the holder of the number of shares of Common Stock into which such Preferred Stock would then be convertible, assuming receipt of any applicable regulatory approval.

Voting Rights

Except as set forth below, holders of the Preferred Stock will not have any voting rights.

So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Certificate of Incorporation, the vote or consent of the holders of at least two-thirds of the outstanding shares of Preferred Stock voting as a single class with all other classes and series of Parity Stock having similar voting rights then outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for (1) any amendment of our Certificate of Incorporation to authorize, or increase the authorized amount of, any shares of any class or series of capital stock ranking senior to the Preferred Stock with respect to the payment of dividends or the distribution of assets on our liquidation, (2) any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Certificate of Incorporation or our bylaws that would alter or change the rights, preferences or privileges of the Preferred Stock so as to affect them adversely; or (3) the consummation of a binding share exchange or reclassification involving the Preferred Stock or a merger or consolidation of the Company with another entity, except that Holders will have no right to vote under this provision or under Delaware law if the Company shall have complied with certain notice requirements with respect to such transaction.

DESCRIPTION OF THE WARRANTS

Pursuant to the investment agreement, we issued to Warburg Pincus Warrants to acquire Common Stock and Preferred Stock. The following is a summary of the material terms and provisions of the A1 Warrant, the A2 Warrant, the B1 Warrant and the B2 Warrant issued to Warburg Pincus, copies of which are attached to this proxy statement as Annex E, Annex F, Annex G and Annex H respectively and are incorporated by reference into this proxy statement. Shareholders are urged to read the forms of warrant attached as Annex E, Annex F, Annex G and Annex H in their entirety. While Webster believes this summary covers the material terms and provisions of the Warrants issued to Webster Pincus, it may not contain all of the information that is important to you and is qualified in its entirety by reference to Annex E, Annex F, Annex G and Annex H.

Exercise of Warrants

The A Warrants issued to Warburg Pincus entitle it, upon exercise in the manner described below, to acquire up to 8,625,000 shares of Common Stock in the aggregate. The B Warrants issued to Warburg Pincus entitle it, upon exercise in the manner described below should they become exercisable, to acquire up to 5,500,000 shares of Common Stock in the aggregate.

The A1 Warrant can be exercised by Warburg Pincus to purchase 1,843,100 shares of Common Stock (subject to limited exceptions including the currently effective Subsection 2 of Article 10 of our Certificate of Incorporation), in whole or in part, until the seventh anniversary of the issuance of that Warrant. A holder who directly or indirectly acquires the A1 Warrant in a widely dispersed offering and in compliance with transfer restrictions that prohibit transfer of the Warrants during the two years following the Investment, except in limited circumstances, including failure to obtain the Shareholder Approvals by February 28, 2010, may exercise the A1 Warrant to purchase such underlying Common Stock subject to compliance with Section 312.03 of the NYSE Listed Company Manual and to its expiration on the seventh anniversary of issuance. A “widely dispersed offering” includes any widespread public distribution, transfer in which no transferee would receive more than 2% of any class of voting securities of the Company or transfer to a transferee that would control the Company.

The A2 Warrant can be exercised (subject to limited exceptions) by Warburg Pincus to purchase 6,781,900 shares of Common Stock after receipt of the Shareholder Approvals or 67,819 shares of Series C Preferred Stock convertible into such number of shares of Common Stock prior to the receipt of the Shareholder Approvals. Warburg Pincus may exercise the A2 Warrant in whole or in part until the seventh anniversary of the issuance of the Warrant. A holder who directly or indirectly acquires the A2 Warrant in a widely dispersed offering and in compliance with transfer restrictions that prohibit transfer of the Warrants during the two years following the investment, except in limited circumstances, including failure to obtain the Shareholder Approvals by February 28, 2010, may exercise the A2 Warrant to purchase such underlying shares of Common Stock subject to compliance with Section 312.03 of the NYSE Listed Company Manual and to its expiration on the seventh anniversary of issuance.

The B1 Warrant would be exercisable (subject to limited exceptions) by Warburg Pincus, in whole or in part, to purchase 11,753 shares of Series C Preferred Stock, at any time between February 28, 2010 and the seventh anniversary of the issuance of such Warrant when both Shareholder Approvals have not been obtained. The B1 Warrant would be exercisable by a holder thereof other than Warburg Pincus or its affiliates under the same circumstances to purchase 1,175,300 shares of Common Stock if such holder directly or indirectly acquired the B1 Warrant in a widely dispersed offering, subject to compliance with Section 312.03 of the NYSE Listed Company Manual and transfer restrictions that prohibit transfer of the Warrants during the two years following the investment, except in limited circumstances, including failure to obtain the Shareholder Approvals by February 28, 2010. In the event that both Shareholder Approvals are obtained prior to February 28, 2010, the B1 Warrant will automatically expire and will never be exercisable.

The B2 Warrant would be exercisable (subject to limited exceptions) by Warburg Pincus, in whole or in part, to purchase 43,247 shares of Series C Preferred Stock, at any time between February 28, 2010 and the seventh anniversary of the issuance of such Warrant when both Shareholder Approvals have not been obtained. The B2 Warrant would be exercisable by a holder thereof other than Warburg Pincus or its affiliates under the same circumstances to purchase 4,324,700 shares of Common Stock if such holder directly or indirectly acquired the B2 Warrant in a widely dispersed offering, subject to compliance with Section 312.03 of the NYSE Listed Company Manual and transfer restrictions that prohibit transfer of the Warrants during the two years following the investment, except in limited circumstances, including failure to obtain the Shareholder Approvals by February 28, 2010. In the event that both Shareholder Approvals are obtained prior to February 28, 2010, the B2 Warrant will automatically expire and will never be exercisable.

However, no exercise of the Warrants entitles Warburg Pincus to receive delivery of Common Stock to the extent that such delivery would cause such holders to own more than 24.9% of any series of the outstanding voting securities of the Company. To the extent that a holder cannot receive delivery of Common Stock because of this limitation, delivery of shares of either Series C or Series D Preferred Stock exercisable for the excess Common Stock will be made instead.

Exercise Price of the Warrants

Upon the Shareholder Approvals being obtained, the A Warrants will be exercisable for $10.00 per share of Common Stock to and including the second anniversary of issuance of such warrants. The exercise price of the A Warrants will be increased to $11.50 following such second anniversary and to $13.00 following the fourth anniversary of the issuance of such warrants.

The B Warrants are not currently exercisable and will become exercisable for Series C Preferred Stock at an initial exercise price of $2.50 per underlying share of Common Stock if and only if the Shareholder Approvals are not obtained by February 28, 2010.

Anti-Dilution and Other Provisions

The exercise price of the Warrants will be adjusted upon the occurrence of any of the following events:

•

issuances of Common Stock (other than in connection with certain stock compensation plans, stock splits or subdivisions, exercise of the warrant issued to the U.S. Treasury on November 21, 2008, conversions of Series A Non-cumulative Convertible Preferred Stock outstanding as of the issue of the Warrant or Series C Preferred Stock or Series D Preferred Stock, or exercise by the holders or their affiliates of certain preemptive rights) at less than 95% (90% in the case of offerings a stated purpose of which is repayment or repurchase of securities owned by the U.S. Treasury) of the greater of the most recent closing price per share as reported by the NYSE on (i) the date on which the Company issues or sells any Common Stock or (ii) on the first date of the announcement of such issuance;

•	stock splits, subdivisions, reclassifications or combinations;

•	certain distributions of shares of a class other than Common Stock or other property (including cash but excluding ordinary dividends) to holders of Common Stock;

•	certain repurchases of Common Stock;

•	certain business combinations; or

•	any other Company action that in the opinion of the Board of Directors would adversely affect the rights of the holders of the Warrants.

Transfer Restrictions

The Warrants are non-transferable until the second anniversary of the date of issuance thereof, unless (1) certain change of control events have occurred or (2) the Shareholder Approvals have not been obtained by February 28, 2010.

Subject to certain exceptions, at any time when a holder of Warrants would otherwise be entitled to transfer Warrants, no such holder may, without the prior approval of a majority of the directors of the Company who qualify as independent directors (other than Warburg Pincus’ board representative), directly or indirectly sell, transfer, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities acquired pursuant to the investment agreement, or take any other action that is intended to have an economic impact equivalent to any of the foregoing, in one or more transactions, to any person or group if such person or group and their respective affiliates would collectively own more than 4.9% of the outstanding voting power of the Company or more than 4.9% of any class of voting securities of the Company. The foregoing limitation does not (1) prohibit Warburg Pincus from transferring securities in any broadly distributed offering as conducted by an independent broker dealer mutually acceptable to the Company and Warburg Pincus that involves only sales to mutual funds or other institutional investors that acquire and hold securities in the ordinary course of business and not for the purpose of or with the effect of changing or influencing control of the Company or in connection with or as a participant in any transaction having that purpose or effect, or (2) apply if certain change of control events have occurred. Warburg Pincus further agreed that it will not engage in any transaction or series of transactions the primary purpose of which is to avoid these limitations.

INTEREST OF CERTAIN PERSONS IN THE SHARE

CONVERSION, AND OTHER MATTERS

Effective as of July 27, 2009, Mr. David A. Coulter, a Partner of Warburg Pincus & Co. and a Member and Managing Director of Warburg Pincus LLC, was appointed to our Board of Directors pursuant to the right of Warburg Pincus to nominate a director under the investment agreement. Because Mr. Coulter did not join our Board of Directors until after the execution of the investment agreement, he did not participate in his capacity as a director in discussions of, or vote with respect to, matters related to the investment agreement that were approved by our Board of Directors, including our Board of Directors vote recommending approval of the issuance of Common Stock upon conversion of the Preferred Stock and exercise of the Warrants and recommending approval of the amendment to our Certificate of Incorporation.

As of the record date, Warburg Pincus owned 7,043,000 shares of Common Stock, 44,570 shares of Series C Preferred Stock and warrants to purchase 8,625,000 shares of Common Stock. Warburg Pincus has reported on its Schedule 13D dated October 15, 2009 that it beneficially owns 7,043,000 shares of Common Stock. Warburg Pincus has indicated that it intends to vote all of its shares of Common Stock in favor of each proposal described in this proxy statement.

In the event that the Shareholder Approvals are obtained at the special meeting, the conversion of the Preferred Stock and exercise of Warrants held by Warburg Pincus would result in Warburg Pincus owning approximately 23.9% of our outstanding Common Stock after giving effect to such conversion and exercise of warrants as well as a transfer made by Warburg Pincus following the closing of the transaction.

No directors and officers of the Company purchased any securities in connection with the investment.

STOCK OWNED BY MANAGEMENT

The following table sets forth information as of October 20, 2009 with respect to the amount of Webster Common Stock beneficially owned by each director of Webster each of the named executive officers and by all directors and executive officers of Webster as a group. Each of our directors and executive officers has indicated that he or she intends to vote all of his or her shares of Common Stock in favor of each proposal described in this proxy statement.

Name and Position(s) with Webster	Number of Shares and Nature of Beneficial Ownership (a)	Percent of Common Stock Outstanding
Joel S. Becker Director	72,305	*

Jeffrey N. Brown Executive Vice President and Chief Administrative Officer	87,337	*

David A. Coulter Director	1,561 (b)	*

John J. Crawford Director	78,428	*

Michelle M. Crecca Executive Vice President, Chief Marketing Officer	23,108	*

Robert A. Finkenzeller Director	61,752	*

Douglas O. Hart Executive Vice President, Chief Accounting Officer	19,311	*

C. Michael Jacobi Director	65,834	*

Nitin J. Mhatre Executive Vice President, Consumer Lending	15,038	*

Laurence C. Morse Director	33,681	*

Karen R. Osar Director	25,396	*

Mark Pettie Director	1,816	*

Gerald P. Plush Senior Executive Vice President and CFO/CRO	59,682	*

Joseph J. Savage Executive Vice President	137,719	*

Charles W. Shivery Director	2,561	*

James C. Smith Chairman, Chief Executive Officer, Director	1,265,631	1.78%

Harriet Munrett Wolfe Executive Vice President, General Counsel and Secretary	59,090	*

All Directors and executive officers as a group (17 persons)	2,010,250	2.82%

*	Less than 1% of Common Stock outstanding.

(a)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power and/or investment power with respect to the security, or has the right to acquire beneficial ownership at any time within 60 days from October 20. As used herein, “voting power” includes the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

The table includes shares owned by spouses, other immediate family members and others over which the persons named in the table possess shared voting and/or shared investment power as follows: Mr. Smith, 13,695 shares; and all directors and executive officers as a group, 13,695 shares. The table includes shares held in trust for immediate family members over which the persons named in the table possess shared voting and/or shared investment power as follows: Mr. Becker, 2,016 shares, Mr. Smith, 63,546 shares; and all directors and executive officers as a group, 65,562 shares.

Outstanding options reflected in the table were held as follows: Mr. Becker, 41,105 shares; Mr. Brown, 59,888 shares; Mr. Crawford, 41,105 shares; Ms. Crecca, 13,085 shares; Mr. Finkenzeller, 43,105 shares; Mr. Hart, 8,610 shares; Mr. Jacobi, 41,105 shares; Mr. Morse, 29,105 shares; Ms. Osar, 21,105 shares; Mr. Plush, 52,796 shares; Mr. Savage, 73,222 shares; Mr. Smith, 689,125 shares; and Ms. Wolfe, 39,893 shares. Also reflected are 58,965 shares of phantom stock held by Mr. Smith in the Webster Bank Deferred Compensation Plan for Directors and Officers.

The table includes 7,360 shares of Common Stock issuable upon conversion of 200 shares of Webster’s 8.50% Series A Non-Cumulative Perpetual Convertible Preferred Stock beneficially owned by Mr. Crawford, which are convertible at the option of the holder at any time. Mr. Crawford owns less than one percent of the outstanding shares of 8.50% Series A Non-Cumulative Perpetual Convertible Preferred Stock.

(b)

Excludes the shares of Common Stock held by Warburg Pincus as listed in note 2 under “Principal Holders of Voting Securities of Webster” below. Mr. Coulter is a general partner of Warburg Pincus & Co. and a managing director and member of Warburg Pincus LLC. Mr. Coulter directly owns 1,461 shares of Common Stock and indirectly owns 100 shares of Common Stock in trust. Mr. Coulter disclaims beneficial ownership of all shares owned by Warburg Pincus.

PRINCIPAL HOLDERS OF VOTING SECURITIES OF WEBSTER

The following table sets forth information as of October 20, 2009 with respect to the beneficial ownership of Common Stock by any person or group as defined in Section 13(d)(3) of the Exchange Act who is known to Webster to be the beneficial owner of more than five percent of the Common Stock. Warburg Pincus has indicated that it intends to vote all of its shares of Common Stock in favor of each proposal described in this proxy statement.

Name and Addresses of Beneficial Owners	Number of Shares; Nature of Beneficial Ownership (1)		Percent of Common Stock Owned
Warburg Pincus Private Equity X, L.P. 450 Lexington Avenue New York, NY 10017	7,043,000	(2)	9.9%

(1)

Based on information in the most recent Schedule 13D or 13G filed with the Securities and Exchange Commission pursuant to the Exchange Act, unless otherwise indicated. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power and/or investment power with respect to the security, or has the right to acquire beneficial ownership at any time within 60 days from October 20, 2009. As used herein, “voting power” includes the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

(2)

Warburg Pincus reports that it has sole dispositive and sole voting power of 7,043,000 shares. This figure does not include the 44,570 shares of Series C Preferred Stock, the A1 Warrant, the A2 Warrant, the B1 Warrant or the B2 Warrant that are not exercisable within 60 days.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Shareholders may also read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. While the Company does not “household,” some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR INCLUSION IN PROXY STATEMENT

Any proposal which a Webster shareholder wishes to have included in Webster’s Proxy Statement and form of proxy relating to Webster’s 2010 Annual Meeting of Shareholders under Rule 14a-8 of the Securities and Exchange Commission must be received by Webster’s Secretary at 145 Bank Street, Waterbury, Connecticut 06702 by November 20, 2009. Nothing in this paragraph shall be deemed to require Webster to include in its Proxy Statement and form of proxy for the meeting any shareholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any other proposal for consideration by shareholders at Webster’s 2010 Annual Meeting of Shareholders must be delivered to, or mailed to and received by, the Secretary of Webster not less than 30 days nor more than 90 days prior to the date of the meeting if Webster gives at least 45 days’ notice or prior public disclosure of the meeting date to shareholders.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC as specified below will update and supersede that information. We incorporate by reference Items 7, 7A, 8 and 9 from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and Items 1, 2 and 3 of Part I of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 and any other items in that Quarterly Report expressly updating the above referenced items from our Annual Report on Form 10-K.

This proxy statement incorporates important business and financial information about Webster from other documents that are not included in or delivered with this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this proxy statement through our website, www.websteronline.com and from the SEC at its website, www.sec.gov or by requesting them in writing to Webster Financial Corporation, 145 Bank Street, Waterbury, Connecticut 06702 or by telephone at 800-325-2424. To receive timely delivery of the documents in advance of the special meeting, you should make your request no later than December 3, 2009.

By order of the Board of Directors

James C. Smith
Chairman and Chief Executive Officer

Waterbury, Connecticut

October 27, 2009

ANNEX A

EXECUTION COPY

INVESTMENT AGREEMENT

dated as of July 27, 2009

between

WEBSTER FINANCIAL CORPORATION

and

WARBURG PINCUS PRIVATE EQUITY X, L.P.

i

LIST OF EXHIBITS

Exhibit A:	Form of A-Warrant, Series 1 Certificate

Exhibit B:	Form of B-Warrant, Series 1 Certificate

Exhibit C:	Form of Series C Certificate

Exhibit D:	Form of A-Warrant, Series 2 Certificate

Exhibit E:	Form of B-Warrant, Series 2 Certificate

Exhibit F:	Form of Series D Certificate

Exhibit G:	Form of Opinion of Counsel (Second Closing)

INDEX OF DEFINED TERMS

Term	Location of Definition
A-Warrant, Series 1	Recitals
A-Warrant, Series 2	Recitals
A-Warrant, Series 1 Certificate	Recitals
A-Warrant, Series 2 Certificate	Recitals
Affiliate	6.9(2)
Agreement	Preamble
B-Warrant, Series 1	Recitals
B-Warrant, Series 2	Recitals
B-Warrant, Series 1 Certificate	Recitals
B-Warrant, Series 2 Certificate	Recitals
Beneficially Own/Beneficial Owner/Beneficial Ownership	6.9(8)
Benefit Plan	2.2(p)(1)
BHC Act	1.2(c)(2)(v)
Board of Directors	2.2(d)(1)
Board Representative	4.4(f)
Business Combination	4.1
business day	6.9(6)
Capitalization Date	2.2(c)
CERCLA	2.2(u)
Certificate of Incorporation	Recitals
Change in Control	4.1
CIBC Act	1.2(c)(2)(vi)
Closings	1.2(b)(1)
Code	2.2(p)(2)
Common Stock/Common Shares	Recitals
Company	Preamble
Company 10-K	2.2(f)
Company Financial Statements	2.2(f)
Company Preferred Stock	2.2(c)
Company Reports	2.2(g)(1)
Company Significant Agreement	2.2(k)
Company Subsidiary/Company Subsidiaries	2.2(b)
control/controlled by/under common control with	6.9(2)
Delaware Secretary	Recitals
Disclosure Schedule	2.1(a)
ERISA	2.2(p)(1)
ERISA Affiliate	2.2(p)(2)
Exchange Act	2.2(g)(1)
Extension Period	4.8
FDIC	2.2(b)
Federal Reserve	1.2(c)(2)(v)
First Closing	1.2(a)(1)
First Closing Date	1.2(a)(1)
GAAP	2.1(b)
Governance Committee	4.4(a)
Governmental Entity	1.2(c)(1)(i)
herein/hereof/hereunder	6.9(5)
Holder	4.11(k)(1)
Holders’ Counsel	4.11(k)(2)

Term	Location of Definition
HSR Act	2.2(d)(3)
Including/includes/included/include	6.9(4)
Incumbent Directors	4.1
Indemnified Party	4.9(c)
Indemnifying Party	4.9(c)
Indemnitee	4.11(g)(1)
Information	3.3(b)
Initial Purchase Price	1.2(a)(2)
Intellectual Property	2.2(w)
Investor	Preamble
IRS	2.2(i)
knowledge of the Company/Company’s knowledge	6.9(9)
Liens	2.2(b)
Losses	4.9(a)
Material Adverse Effect	2.1(b)
Meeting End Date	3.1(b)
New Security	4.3(a)
Non-Qualifying Transaction	4.1
Observer	4.4(d)
or	6.9(3)
Parent Corporation	4.1
Pending Underwritten Offering	4.11(l)
Permitted Liens	2.2(h)
Person	6.9(7)
Piggyback Registration	4.11(a)(4)
Preferred Stock/Preferred Shares	Recitals
Preferred Stock Certificates of Designations	Recitals
Previously Disclosed	2.1(c)
Purchase Price	1.2(b)(2)
Qualifying Ownership Interest	4.4(a)
Rating Agencies	2.2(cc)
register/registered/registration	4.11(k)(3)
Registrable Securities	4.11(k)(4)
Registration Deadline	4.11(a)(1)
Registration Expenses	4.11(k)(5)
Regulatory Agreement	2.2(y)
Rule 144	4.11(k)(6)
Rule 144A	4.11(k)(6)
Rule 158	4.11(k)(6)
Rule 159A	4.11(k)(6)
Rule 405	4.11(k)(6)
Rule 415	4.11(k)(6)
Scheduled Black-out Period	4.11(k)(7)
SEC	2.2(f)
Second Closing Warrants	1.3(a)
Section 16(b) Period	4.8
Second Closing	1.2(b)(1)
Second Closing Date	1.2(b)(1)
Second Purchase Price	1.2(b)(2)
Second Closing Securities	1.2(b)(2)
Securities	Recitals

v

Term	Location of Definition
Securities Act	2.2(g)(1)
Selling Expenses	4.11(k)(8)
Series A Stock	2.2(c)
Series B Stock	2.2(c)
Series C Certificate	Recitals
Series C Shares	Recitals
Series C Stock	Recitals
Series D Certificate	Recitals
Series D Shares	Recitals
Series D Stock	Recitals
Shelf Registration Statement	4.11(a)(2)
Special Registration	4.11(a)(4)
Stockholder Proposals	3.1(b)
subsidiary	6.9(1)
Surviving Corporation	4.1
Tax/Taxes	2.2(i)
Threshold Amount	4.9(e)
Transaction Documents	Recitals
Transfer	4.12
Unlawful Gains	2.2(n)(5)
Voting Debt	2.2(c)
Voting Securities	4.1
Warrants	Recitals

INVESTMENT AGREEMENT, dated as of July 27, 2009 (this “Agreement”), between Webster Financial Corporation, a Delaware corporation (the “Company”), and Warburg Pincus Private Equity X, L.P., a Delaware limited partnership (the “Investor”).

RECITALS:

A. The Investment. The Company intends to sell to the Investor, and the Investor intends to purchase from the Company, as an investment in the Company, the securities as described herein.

The securities to be purchased at the first closing are 4,024,600 shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock” or “Common Shares”). In connection with the purchase and sale of the Common Stock at the first closing, the Company intends to issue the Investor (i) a warrant (an “A-Warrant, Series 1”) to purchase 1,843,100 shares of Common Stock, having the terms set forth in Exhibit A and (ii) a warrant (a “B-Warrant, Series 1”) to purchase 11,753 shares of Series C Stock (as defined below), having the terms set forth in Exhibit B.

The securities to be purchased at the second closing, subject to adjustment as of the date of the second closing in accordance with the terms hereof, are (i) 3,018,400 shares of Common Stock and (ii) 44,570 shares of Series C perpetual participating preferred stock, par value $0.01 per share, of the Company, having the terms set forth in Exhibit C (the “Series C Stock” or “Series C Shares”). In connection with the purchase and sale of the Common Stock and the Series C Stock at the second closing, the Company intends to issue the Investor (i) a warrant (the “A-Warrant, Series 2”) to purchase 67,819 shares of Series C Stock, having the terms set forth in Exhibit D and (ii) a warrant (the “B-Warrant, Series 2” and, together with the A-Warrant, Series 1, the A-Warrant, Series 2 and the B-Warrant, Series 1, the “Warrants”) to purchase 43,247 shares of Series C Stock, having the terms set forth in Exhibit E. In certain circumstances as set forth therein, the Warrants may settle in shares of Series D perpetual participating preferred stock, par value $0.01 per share of the Company (the “Series D Stock” or “Series D Shares” and, together with the Series C Stock, the “Preferred Stock” or “Preferred Shares”).

B. The Securities. The term “Securities” refers collectively to (1) the shares of Common Stock and Series C Stock purchased under this Agreement, (2) the Warrants issued under this Agreement, and (3) any securities (including shares of Common Stock and Preferred Stock) into which any of the foregoing are converted, exchanged or exercised in accordance with the terms thereof and of this Agreement. When issued, the Series C Stock and Series D Stock will have the designations, relative rights, preferences and limitations set forth in a certificate of designations, substantially in the forms attached as Exhibit C (the “Series C Certificate”) and Exhibit F (the “Series D Certificate” and , together with the Series C Certificate, the “Preferred Stock Certificate of Designations”), respectively, in each case, made a part of the Company’s Second Restated Certificate of Incorporation, as amended on June 10, 1998 (the “Certificate of Incorporation”), by the filing of each Preferred Stock Certificate of Designations with the Secretary of State of the State of Delaware (the “Delaware Secretary”). When issued, the A-Warrant, Series 1, B-Warrant, Series 1, A-Warrant, Series 2 and B-Warrant, Series 2 will be evidenced by certificates substantially in the forms attached as Exhibit A (the “A-Warrant, Series 1 Certificate”), Exhibit B (the “B-Warrant, Series 1 Certificate”), Exhibit D (the “A-Warrant, Series 2 Certificate”) and Exhibit E (the “B-Warrant, Series 2 Certificate”), respectively.

C. Transaction Documents. The term “Transaction Documents” refers collectively to this Agreement, the A-Warrant, Series 1 Certificate, the B-Warrant, Series 1 Certificate, the A-Warrant, Series 2 Certificate, the B-Warrant, Series 2 Certificate and the Preferred Stock Certificate of Designations.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

Purchase; Closings

1.1 Purchase. On the terms and subject to the conditions set forth herein, the Investor will (i) purchase from the Company, and the Company will sell to the Investor, a number of shares of Common Stock and Series C Stock as set forth herein and (ii) receive from the Company, and the Company will deliver to the Investor, the Warrants.

1.2 Closings. The transactions contemplated hereby will occur over two closings.

(a) First Closing. (1) The first closing (the “First Closing”) shall take place immediately following the execution and delivery of this Agreement, at the offices of Sullivan & Cromwell LLP located at 125 Broad Street, New York, New York 10004 or such other location as agreed by the parties. The date of the First Closing is referred to as the “First Closing Date.”

(2) At the First Closing, the Company will deliver to the Investor (i) one or more certificates representing 4,024,600 shares of Common Stock, (ii) one or more certificates representing the A-Warrant, Series 1 exercisable to purchase 1,843,100 shares of Common Stock and (iii) one or more certificates representing the B-Warrant, Series 1 exercisable to purchase 11,753 shares of Series C Stock against (2) payment by the Investor by wire transfer of immediately available United States funds to a bank account designated by the Company for an aggregate purchase price of $40,246,000 (the “Initial Purchase Price”).

(b) Second Closing. (1) Subject to the satisfaction or waiver of the conditions to the second closing (the “Second Closing” and, together with the First Closing, the “Closings”) set forth in Section 1.2(c), the Second Closing shall take place at a time and date as shall be agreed upon by the parties hereto, but no later than the third business day after the date of satisfaction or waiver of the last of the conditions specified in Section 1.2(c), at the offices of Sullivan & Cromwell LLP located at 125 Broad Street, New York, New York 10004 or such other date or location as agreed by the parties. The date of the Second Closing is referred to as the “Second Closing Date.”

(2) Subject to the satisfaction or waiver on the Second Closing Date of the conditions to the Second Closing in Section 1.2(c), at the Second Closing, the Company will deliver to the Investor (i) certificates representing 3,018,400 shares of Common Stock, (ii) 44,570 shares of Series C Stock; (iii) one or more certificates representing the A-Warrant, Series 2 exercisable to purchase 67,819 shares of Series C Stock and (iv) one or more certificates representing the B-Warrant, Series 2 exercisable to purchase 43,247 shares of Series C Stock (subject to adjustment in accordance with the terms hereof, such securities under (i), (ii), (iii) and (iv), collectively, the “Second Closing Securities”) against (2) payment by the Investor by wire transfer of immediately available United States funds to a bank account designated by the Company for an aggregate purchase price of $74,754,000 (the “Second Purchase Price” and, together with the Initial Purchase Price, the “Purchase Price”).

(c) Closing Conditions. (1) The respective obligation of each of the Investor and the Company to consummate the Second Closing is subject to the fulfillment or written waiver by the Investor and the Company prior to the Second Closing of the following conditions:

(i) no provision of any applicable law or regulation and no judgment, injunction, order or decree of any Governmental Entity (as defined below) of competent jurisdiction shall prohibit the Second Closing or shall prohibit or restrict the Investor or its Affiliates from owning, voting, or, subject to receipt of approval of the Stockholder Proposals, converting or exercising any Securities in accordance with the terms thereof and no lawsuit has been commenced by any governmental or regulatory authorities, agencies, courts, commissions or other entities, whether federal, state, local or foreign, or applicable self-regulatory organizations (each, a “Governmental Entity”) of competent jurisdiction seeking to effect any of the foregoing; and

(ii) the shares of Common Stock to be issued in the Second Closing pursuant to this Agreement and the shares of Common Stock into which all of the Preferred Shares are convertible and for which the Warrants may be exercised shall have been authorized for listing on the New York Stock Exchange or such other market on which the Common Stock is then listed or quoted, subject to official notice of issuance.

(2) The obligation of the Investor to consummate the Second Closing is also subject to the fulfillment or written waiver prior to the Second Closing of each of the following conditions:

(i) the representations and warranties of the Company set forth in (A) Sections 2.2(a), (d)(1), (d)(2)(A), (d)(3), (q), (x), (aa), (bb) and (l) of this Agreement shall be true and correct in all respects, (B) Section 2.2(c) shall be true and correct except to a de minimis extent (relative to such Section 2.2(c) taken as a whole), and (C) Section 2.2(b) shall be true and correct in all material respects, in each case of (A), (B) and (C), on and as of the date of this Agreement and on and as of the Second Closing Date as though made on and as of the Second Closing Date (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in such respect set forth above as of such date);

(ii) the Company shall have performed in all material respects all obligations required to be performed by it at or prior to the Second Closing under this Agreement;

(iii) the Investor shall have received a certificate, dated the Second Closing Date, signed on behalf of the Company by a senior executive officer certifying to the effect that the conditions set forth in Sections 1.2(c)(2)(i) and (ii) have been satisfied;

(iv) the Investor shall have received from outside counsel to the Company, a written opinion dated the Second Closing Date in the form attached hereto as Exhibit G;

(v) the Investor shall have received written confirmation, satisfactory to it in its reasonable good faith judgment, from the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to the effect that neither the Investor nor any of its Affiliates (which for purposes of this clause (v) and clause (vi) below shall include all “affiliates” as defined in the Bank Holding Company Act of 1956, as amended, or any successor statute (the “BHC Act”) or Regulation Y of the Federal Reserve) shall be deemed to “control” the Company or any Company Subsidiary for purposes of the BHC Act by reason of the consummation of the transactions contemplated by this Agreement and the other Transaction Documents; provided, however, that such written confirmation shall be deemed to be satisfactory to the Investor if such written confirmation (including any conditions imposed by the Federal Reserve such as any required passivity commitments) is reasonably consistent with the regulations, supervisory guidance, policy statements and practices of the Federal Reserve, as of the date of this Agreement, in comparable transactions, and provided, further, that the Investor shall not be entitled to rely on this condition to avoid effecting the Second Closing if the Investor shall not have complied in all material respects with its covenants and agreements herein.

(vi) To the extent required by applicable law the Investor shall have received written approval of its notice filed with the Federal Reserve pursuant to the Change in Bank Control Act of 1978, as amended (the “CIBC Act”); and

(vii) in the case of clauses (v) and (vi) above, such receipt of written confirmation and approval, as applicable, shall have been provided without the Investor or any of its Affiliates being subject to any restrictions or other obligations described in Section 4.15(b).

(3) The obligation of the Company to consummate the Second Closing is also subject to the fulfillment or written waiver prior to the Second Closing of the following conditions:

(i) the representations and warranties of the Investor set forth in Sections 2.3(a), (b)(1), (b)(2)(A), (b)(3), (c), (d) and (g) of this Agreement shall be true and correct in all respects on and as of the date of this Agreement and on and as of the Second Closing Date as though made on and as of the Second Closing Date (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of such date);

(ii) the Investor shall have received written confirmation, satisfactory to the Company in its reasonable good faith judgment solely with respect to any adverse effect on the Company resulting therefrom, if any, from the Federal Reserve to the effect that neither the Investor nor any of its Affiliates (which for purposes of this clause (vi) and clause (vii) below shall include all “affiliates” as defined in BHC Act or Regulation Y of the Federal Reserve) shall be deemed to “control” the Company or any Company Subsidiary for purposes of the BHC Act by reason of the consummation of the transactions contemplated by this Agreement and the other Transaction Documents; provided, however, that such written confirmation shall be deemed to be satisfactory to the Company solely with respect to any adverse effect on the Company resulting therefrom, if any, if such written confirmation (including any conditions imposed by the Federal Reserve such as any required passivity commitments) is reasonably consistent with the regulations, supervisory guidance, policy statements and practices of the Federal Reserve, as of the date of this Agreement, in comparable transactions, and provided, further, that the Company shall not be entitled to rely on this condition to avoid effecting the Second Closing if the Company shall not have complied in all material respects with its covenants and agreements herein;

(iii) to the extent required by applicable law the Investor shall have received written approval of its notice filed with the Federal Reserve pursuant to the CIBC Act;

(iv) the Investor has performed in all material respects all obligations required to be performed by it at or prior to the Second Closing under Section 3.1; and

(v) the Company shall have received a certificate signed on behalf of the Investor by a senior executive officer certifying to the effect that the conditions set forth in Sections 1.2(c)(3)(i) and (iv) have been satisfied.

(4) Notwithstanding anything to the contrary in this Agreement, upon a Change in Control (as defined below), (i) the Company’s closing conditions to the Second Closing set forth in Section 1.2(c)(1)(ii) and the requirement in Section 1.2(c)(3)(ii) that the confirmation referred to therein be satisfactory to the Company in its reasonable good faith judgment, in each case, shall be deemed fully and irrevocably waived and (ii) the Company’s closing condition to the Second Closing set forth in Section 1.2(c)(3)(i) shall be deemed to be met at the Second Closing provided that there is no breach of the Investor’s representations and warranties applicable to such closing condition that affects the performance of the terms of this Agreement in any material respect or the regulatory status of the Company.

1.3 Second Closing Adjustments.

(a) In the event that, at or prior to the Second Closing, there occurs any transaction that would result in any adjustment or give rise to any right under Section 13 of the A-Warrant, Series 2 or Section 13 of the B-Warrant, Series 2 (together with the A-Warrant, Series 2, the “Second Closing Warrants”) if the applicable transaction were to occur after the Second Closing, then at the Investor’s option, which may be exercised in the Investor’s sole discretion, the forms of the Second Closing Warrants shall be amended, automatically and without action on the part of the parties to this Agreement, to reflect any adjustment to or right in respect of (x) the Exercise Price (as defined in the Second Closing Warrants) and (y) the amount and nature of shares of stock or other securities or property (including cash) that a warrantholder would receive upon the exercise of the Second Closing Warrants, in each case, that would be effected or created in accordance with Section 13 of the A-Warrant, Series 2 or Section 13 of the B-Warrant, Series 2 as if the Second Closing Warrants had been issued to the Investor on the date of this Agreement and were in effect at the time of the applicable transaction. In connection with such amendment, all references to the Second Closing Warrants in this Agreement shall be conformed, automatically and without action on the part of the parties to this Agreement; provided, however, that notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof be changed by the foregoing).

(b) In the event that, at or prior to the Second Closing, (i) the number of shares of Common Stock or securities convertible or exchangeable into or exercisable for shares of Common Stock issued and outstanding is changed as a result of any reclassification, stock split (including reverse split), stock dividend or distribution (including any dividend or distribution of securities convertible or exchangeable into or exercisable for shares of Common Stock), merger, tender or exchange offer or other similar transaction, or (ii) the Company fixes a record date that is at or prior to the Second Closing Date for the payment of any non-stock dividend or distribution on the Common Stock other than any Ordinary Cash Dividends (as defined in the Second Closing Warrants), then at the Investor’s option, which may be exercised in the Investor’s sole discretion, the number of shares of Common Stock to be issued to the Investor at the Second Closing under this Agreement shall be equitably adjusted and/or the shares of Common Stock to be issued to the Investor at the Second Closing under this Agreement shall be equitably substituted with shares of other stock or securities or property (including cash), in each case, to provide the Investor with substantially the same economic benefit from this Agreement as the Investor had prior to the applicable transaction. Notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof be changed by the foregoing.

(c) In the event that, at or prior to the Second Closing, there occurs any transaction that would result in any adjustment or give rise to any right under Section 10 or Section 11 of the Series C Certificate or Section 10 or Section 11 of the Series D Certificate with respect to Series C Stock or the Series D Stock, as the case may be, if the applicable Preferred Stock Certificate of Designations had been filed with the State of Delaware and were in full force and effect, then at the Investor’s option, which may be exercised in the Investor’s sole discretion, the number of shares of Series C Stock (or, if applicable, Series D Stock) to be issued to the Investor at the Second Closing under this Agreement shall be equitably adjusted and/or the shares of Series C Stock (or, if applicable, Series D Stock) to be issued to the Investor at the Second Closing under this Agreement shall be equitably substituted with shares of other stock or securities or property (including cash), in each case, to provide the Investor with substantially the same economic benefit as the Investor would have had if the applicable Preferred Stock Certificate of Designations had been filed with the State of Delaware and were in full force and effect and the Investor had held Series C Stock (or, if applicable, Series D Stock) at the time of the applicable transaction. Notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof be changed by the foregoing.

(d) Notwithstanding anything in this Agreement to the contrary, the Company shall not directly or indirectly effect or cause to be effected any transaction with a third party that would reasonably be expected to result in a Change in Control unless such third party shall have provided prior assurance in writing to the Investor (in a form that is reasonably satisfactory to the Investor) that the terms of this Agreement, including this Section 1.3, shall be fully performed (i) by the Company or (ii) by such third party if it is the successor of the Company or if the Company is its direct or indirect subsidiary. For the avoidance of doubt, it is understood and agreed that, in the event that a Change in Control occurs prior to the Second Closing, the Investor shall maintain the right under this Agreement to acquire, pursuant to the terms and conditions of this Agreement, the Second Closing Securities (or such shares of stock or other securities or property (including cash) into which the Second Closing Securities may have become exchangeable as a result of such Change in Control), as if the Second Closing had occurred immediately prior to such Change in Control.

ARTICLE II

Representations and Warranties

2.1 Disclosure. (a) On or prior to the date of this Agreement, each of the Company and the Investor delivered to the other a schedule (“Disclosure Schedule”) setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 2.2 with respect to the Company, or in Section 2.3 with respect to the Investor, or to one or more of its covenants contained in Article III; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in such schedule shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company or the Investor, as applicable.

(b) “Material Adverse Effect” means, with respect to the Investor, only clause (2) that follows, or, with respect to the Company, both clauses (1) and (2) that follow, any circumstance, event, change, development or effect that, individually or in the aggregate (1) is material and adverse to the financial position, results of operations, business or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, or (2) would materially impair the ability of either the Investor or the Company, respectively, to perform its obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the transactions contemplated by this Agreement; provided, however, that Material Adverse Effect, under clause (1), shall not be deemed to include the impact of (A) changes, after the date of this Agreement, in the U.S. generally accepted accounting principles (“GAAP”) (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by Governmental Entities, (C) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Investor, (D) general changes in the economy or the industries in which the Company and its Subsidiaries operate, (E) changes in the market price or trading volumes of the Common Stock or the Company’s other securities (but not the underlying causes of such changes), (F) the failure of the Company to meet any internal or public projections, forecasts, estimates or guidance (but not the underlying causes of such failure), and (G) the public disclosure of this Agreement or the transactions contemplated hereby, in each case to the extent that such circumstances, events, changes, developments or effects described in the foregoing clauses (A), (B) and (D) do not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole (relative to other industry participants in the industries in which the Company and its Subsidiaries compete.)

(c) “Previously Disclosed” with regard to (1) any party means information set forth on its Disclosure Schedule corresponding to the provision of this Agreement to which such information relates; provided that information which, on its face, reasonably should indicate to the reader that it relates to another provision of this Agreement, shall also be deemed to be Previously Disclosed with respect to such other provision and (2) the Company, includes information publicly disclosed by the Company in the Company Reports filed by it with or furnished to the SEC and publicly available prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or other statements that are similarly non-specific and are predictive or forward-looking in nature).

2.2 Representations and Warranties of the Company. Except as Previously Disclosed, the Company represents and warrants as of the date of this Agreement and as of the Second Closing Date (except to the extent made only as of a specified date, in which case as of such date) to the Investor that:

(a) Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on the Company and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. The Company is duly registered as a bank holding company under the BHC Act, has duly elected to be treated as a “financial holding company” thereunder and remains a “financial holding company” in good standing and allowed to exercise all powers of a “financial holding company” thereunder. The Company has furnished or made available to the Investor true, correct and complete copies of the Company’s Certificate of Incorporation and bylaws as amended through the date of this Agreement.

(b) Company’s Subsidiaries. The Company has Previously Disclosed a true, complete and correct list of all of its subsidiaries as of the date of this Agreement (individually, a “Company Subsidiary” and, collectively, the “Company Subsidiaries”), all shares of the outstanding capital stock of each of which are owned directly or indirectly by the Company. No equity security of any Company Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, gross-up right, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such Company Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Company Subsidiary is bound to issue additional shares of its capital stock, or any option, warrant or right to purchase or acquire any additional shares of its capital stock. All of such shares so owned by the Company are duly authorized and validly issued, fully paid and nonassessable and are owned by it free and clear of any lien, adverse right or claim, charge, option, pledge, covenant, title defect, security interest or other encumbrances of any kind (“Liens”) with respect thereto. Each Company Subsidiary is an entity duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of incorporation, and has corporate or other appropriate organizational power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted, in each case except as would not reasonably be expected to have a Material Adverse Effect on the Company. Except in respect of the Company Subsidiaries, the Company does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. The Company’s principal depository institution subsidiary is duly organized and validly existing as a national banking association and its deposit accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) to the fullest extent permitted by the Federal Deposit Insurance Act and the rules and regulations of the FDIC thereunder, and all premiums and assessments required to be paid in connection therewith have been paid when due.

(c) Capitalization. The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 3,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”). As of the close of business on July 24, 2009 (the “Capitalization Date”), there were 64,098,478 shares of Common Stock outstanding and 456,400 shares of Company Preferred Stock outstanding, consisting of 56,400 shares designated as 8.50% Series A Non-Cumulative Perpetual Convertible Preferred Stock (the “Series A Stock”) and 400,000 shares designated as Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “Series B Stock”). Since the Capitalization Date and through the date of this Agreement, except in connection with the Transaction Documents and the transactions contemplated hereby and thereby, the Company has not (i) issued or authorized the issuance of any shares of Common Stock or Company Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock, (ii) reserved for issuance any shares of Common Stock or Company Preferred Stock or (iii) repurchased or redeemed, or authorized the repurchase or redemption of, any shares of Common Stock or Company Preferred Stock. As of the close of business on the Capitalization Date, other than in respect of the Series A Stock, the warrant for Common Stock issued in connection with the issuance of the Series B Stock and awards outstanding under or pursuant to the Benefit Plans and the Company’s Dividend Reinvestment and Stock Purchase Plan in respect of which an aggregate of 18,198,083 shares of Common Stock have been reserved for issuance, no shares of Common Stock or Company Preferred Stock were reserved for issuance. All of the issued and outstanding shares of Common Stock and Company Preferred Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the stockholders of the Company may vote (“Voting Debt”) are issued and outstanding. As of the date of this

Agreement, except (i) pursuant to any cashless exercise provisions of any Company stock options or pursuant to the surrender of shares to the Company or the withholding of shares by the Company to cover tax withholding obligations under the Benefit Plans, and (ii) as set forth elsewhere in this Section 2.2(c), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable or exercisable for, any shares of Common Stock or Company Preferred Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company (including any rights plan or agreement). The Company has Previously Disclosed all shares of Company capital stock that have been purchased, redeemed or otherwise acquired, directly or indirectly, by the Company or any Company Subsidiary since December 31, 2008 and all dividends or other distributions that have been declared, set aside, made or paid to the stockholders of the Company since that date.

(d) Authorization.

(1) The Company has the corporate power and authority to enter into or issue this Agreement and the Warrants and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation of the transactions contemplated hereby and thereby, including the issuance of Common Stock in accordance with the Preferred Shares and the Warrants, have been duly authorized by the affirmative vote of at least two-thirds of the directors on the Board of Directors of the Company (the “Board of Directors”). This Agreement and the Warrants have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Investor, are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer or similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law). No other corporate proceedings are necessary for the execution and delivery by the Company of this Agreement and the Warrants, the performance by it of its obligations hereunder and thereunder or the consummation by it of the transactions contemplated hereby and thereby, subject to receipt of the approval by the Company’s stockholders of the Stockholder Proposals. The only vote of the stockholders of the Company required to approve (i) the conversion of the Preferred Stock into, and exercise of the Warrants for, Common Stock for purposes of Section 312.03 of the NYSE Listed Company Manual, is a majority of the votes cast on such proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal and (ii) the exemption of the Investor and its Affiliates from all stock ownership restrictions under the Certificate of Incorporation, is the affirmative vote of the holders of at least two-thirds of the shares of “voting stock,” as defined in Article 10 of the Certificate of Incorporation. Assuming that immediately prior to the consummation of the sale of Common Stock to the Investor as set forth herein, Investor’s representation in Section 2.3(d) is true and correct and that as of the date of this Agreement, none of the Investor’s Affiliates are the owners of record or the Beneficial Owners of shares of Common Stock, securities convertible into or exchangeable for Common Stock or any other equity or equity-linked security of the Company or any of its Subsidiaries, none of the shares of Common Stock issued and sold to the Investor hereunder (for the avoidance of doubt, including Common Stock issuable upon exercise of the Warrants or conversion of the Preferred Shares, subject to receipt of the approval by the Company’s stockholders of the Stockholder Proposals) will be subject to the provisions of Subsection 3 of Article 10 of the Certificate of Incorporation.

(2) Neither the execution, delivery and performance by the Company of this Agreement and the Warrants, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by the Company with any of the provisions thereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien, upon any of the properties or assets of the Company or any Company Subsidiary under any of the material terms, conditions or provisions of (A) its certificate of incorporation or bylaws (or similar governing documents) or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any ordinance, permit, concession, grant, franchise, law, statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not reasonably be expected to have a Material Adverse Effect on the Company.

(3) Other than (i) the securities or blue sky laws of the various states, no material notice to, registration, declaration or filing with and (ii) in connection with the Second Closing only, the Hart Scott Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or competition or merger control laws of other jurisdictions, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

(e) Knowledge as to Conditions. As of the date of this Agreement, the Company knows of no reason why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents cannot, or should not, be obtained.

(f) Financial Statements. The consolidated balance sheets of the Company and the Company Subsidiaries as of December 31, 2008 and 2007 and related consolidated statements of income, stockholders’ equity and cash flows for the three years ended December 31, 2008, together with the notes thereto, certified by KPMG LLP and included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Company 10-K”), as filed with the U.S. Securities and Exchange Commission (the “SEC”), and the unaudited consolidated balance sheets of the Company and the Company Subsidiaries as of March 31, 2009 and related consolidated statements of income, stockholders’ equity and cash flows for the quarter then ended, included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009, and the unaudited selected financial highlights, including the consolidated balance sheets and related consolidated statement of income for the quarter ended June 30, 2009, included in the Current 8-K Report filed by the Company on July 17, 2009 (collectively, the “Company Financial Statements”), (1) have been prepared from, and are in accordance with, the books and records of the Company and the Company Subsidiaries, (2) complied as to form, as of their respective date of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (3) have been prepared in accordance with GAAP applied on a consistent basis and (4) present fairly in all material respects the consolidated financial position of the Company and the Company Subsidiaries at the dates set forth therein and the consolidated results of operations, changes in stockholders’ equity and cash flows of the Company and the Company Subsidiaries for the periods stated therein (subject to the absence of notes and year-end audit adjustments in the case of interim unaudited statements).

(g) Reports.

(1) Since December 31, 2006, the Company and each Company Subsidiary have filed all material reports, registrations, documents, filings, statements and submissions together with any required amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the “Company Reports”) and have paid all material fees and assessments due and payable in connection therewith. As of their respective filing dates, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities, as the case may be. To the knowledge of the Company, as of the date of this Agreement, there are no outstanding comments from the SEC or any other Governmental Entity with respect to any Company Report. The Company Reports, including the documents incorporated by reference in each of them, each contained all of the information required to be included in it and, when it was filed and as of the date of each such Company Report filed with or furnished to the SEC, such Company Report did not, as of its date or if amended prior to the date of this Agreement, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading and complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), and the Securities Exchange Act of 1934, as amended, or any successor statute (the “Exchange Act”). No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. To the knowledge of the Company as of the date hereof, there are no facts or circumstances that would prevent its chief executive officer and chief financial officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, with respect to the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009.

(2) The records, systems, controls, data and information of the Company and the Company Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the Company Subsidiaries or accountants (including all means of access thereto and therefrom), except for any nonexclusive ownership and nondirect control that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 2.2(g). The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. As of the date of this Agreement, the Company has no knowledge of any reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due. Since December 31, 2006, (i) neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Company Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.

(h) Properties and Leases. To the extent reflected in the Company Financial Statements, except for any Permitted Liens, the Company and each Company Subsidiary have good title free and clear of any material Liens to all the real and personal property reflected in the Company’s consolidated balance sheet as of December 31, 2008 included in the Company 10-K for the period then ended, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business. For purposes of this Agreement, “Permitted Liens” means (i) liens for taxes and other governmental charges and assessments which are not yet due and payable, (ii) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable, and (iii) other Liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, (i) all leases of real property and all other leases material to the Company or any Company Subsidiary pursuant to which the Company or such Company Subsidiary, as lessee, leases real or personal property are valid and effective in accordance with their respective terms, and (ii) there is not, under any such lease, any existing default by the Company or such Company Subsidiary or any event which, with notice or lapse of time or both, would constitute such a default.

(i) Taxes. Except as would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Company, each of the Company and the Company Subsidiaries has filed all federal, state, county, local and foreign Tax returns, including information returns, required to be filed by it and all such filed Tax returns are, true, complete and correct in all respects, and paid all Taxes owed by it and no Taxes owed by it or assessments received by it are delinquent. The federal income Tax returns of the Company and the Company Subsidiaries for the fiscal year ended December 31, 2008, and for all fiscal years prior thereto, are for the purposes of routine audit by the Internal Revenue Service (the “IRS”) closed because of the statute of limitations, and no claims for additional Taxes for such fiscal years are pending. Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case that is still in effect, or has pending a request for any such extension or waiver. Neither the Company nor any Company Subsidiary is a party to any pending action or proceeding, nor to the Company’s knowledge is any such action or proceeding threatened by any Governmental Entity, for the assessment or collection of Taxes, interest, penalties, assessments or deficiencies that could reasonably be likely to have a Material Adverse Effect on the Company and no issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the Tax returns, business or properties of the Company or any Company Subsidiary which has not been settled, resolved and fully satisfied, or adequately reserved for (other than those issues that would not be reasonably likely to have a Material Adverse Effect on the Company). Except as would not be reasonably likely to have a Material Adverse Effect on the Company, each of the Company and the Company Subsidiaries has withheld and paid all Taxes that it is required to withhold from amounts owing to employees, creditors or other third parties. Neither the Company nor any Company Subsidiary is a party to, is bound by or has any obligation under any material Tax sharing or material Tax indemnity agreement or similar contract or arrangement other than any contract or agreement between or among the Company and any Company Subsidiary. Neither the Company nor any Company Subsidiary has entered into any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2), or any other transaction requiring disclosure under analogous provisions of state, local or foreign law. Neither the Company nor any Company Subsidiary has liability for the Taxes of any person other than the Company or any Company Subsidiary under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law). For the purpose of this Agreement, the term “Tax” (including, with correlative meaning, the term “Taxes”) shall mean any and all domestic or foreign, federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers’ compensation or net worth, and taxes in the nature of excise, withholding, ad valorem or value added.

(j) Absence of Certain Changes. Since December 31, 2008, except for publicly disclosed ordinary dividends on the Common Stock and outstanding Company Preferred Stock, the Company has not made or declared any distribution in cash or in kind to its stockholders or issued or repurchased any shares of its capital stock or other equity interests. Since December 31, 2008 to and including the date hereof, no event or events have occurred that have had or is reasonably likely to have had a Material Adverse Effect on the Company.

(k) Commitments and Contracts. The Company has Previously Disclosed or provided to the Investor or its representatives true, correct and complete copies of each of the following to which the Company or any Company Subsidiary is a party or subject (whether written or oral, express or implied) (each, a “Company Significant Agreement”):

(1) any material employment contract or understanding (including any understandings or obligations with respect to severance or termination pay, liabilities or fringe benefits) with any present or former officer, director, employee or consultant (other than those that are terminable at will by the Company or such Company Subsidiary);

(2) any material plan, contract or understanding providing for any bonus, pension, option, deferred compensation, retirement payment, profit sharing or similar arrangement with respect to any present or former officer, director, employee or consultant;

(3) any material labor contract or agreement with any labor union;

(4) any contract containing covenants that limit in any material respect the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or which involve any material restriction of the geographical area in which, or method by which or with whom, the Company or any Company Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities);

(5) any joint venture, partnership, strategic alliance or other similar contract (including any franchising agreement, but in any event excluding introducing broker agreements); and any contract relating to the acquisition or disposition of any material business or material assets (whether by merger, sale of stock or assets or otherwise), which acquisition or disposition is not yet complete or where such contract contains continuing material obligations or contains continuing indemnity obligations of the Company or any of the Company Subsidiaries;

(6) any real property lease and any other lease with annual rental payments aggregating $5,000,000 or more; and

(7) any other contract or agreement which is a “material contract” within the meaning of Item 601(b)(10) of Regulation S-K.

Each of the Company Significant Agreements is valid and binding on the Company and the Company Subsidiaries, as applicable, and in full force and effect. The Company and each of the Company Subsidiaries, as applicable, are in all material respects in compliance with and have in all material respects performed all obligations required to be performed by them to date under each Company Significant Agreement. Neither the Company nor any of the Company Subsidiaries knows of, or has received notice of, any material violation or default (or any condition which with the passage of time or the giving of notice would cause such a violation of or a default) by any party under any Company Significant Agreement. To the Company’s knowledge, as of the date of this Agreement, there are no material transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed material transactions, or series of related transactions between the Company or any Company Subsidiaries, on the one hand, and the Company, any current or former director or executive officer of the Company or any Company Subsidiaries or any person who Beneficially Owns 5% or more of the Common Shares (or any of such person’s immediate family members or Affiliates) (other than Company Subsidiaries), on the other hand.

(l) Offering of Securities. Neither the Company nor any person acting on its behalf has taken any action (including, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Securities to be issued pursuant to this Agreement or any other Transaction Document under the Securities Act and the rules and regulations of the SEC promulgated thereunder) which would subject the offering, issuance or sale of any of such Securities to the registration requirements of the Securities Act.

(m) Litigation and Other Proceedings; No Undisclosed Liabilities.

(1) There is no pending or, to the knowledge of the Company, threatened, claim, action, suit, investigation or proceeding, against the Company or any Company Subsidiary, nor is the Company or any Company Subsidiary subject to any order, judgment or decree, in each case except as would not reasonably be expected to have a Material Adverse Effect on the Company.

(2) Neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not appropriately reflected or reserved against in the financial statements described in Section 2.2(f) to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since March 31, 2009 in the ordinary course of business consistent with past practice and (ii) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect.

(n) Compliance with Laws and Other Matters; Insurance. The Company and each Company Subsidiary:

(1) in the conduct of its business is in material compliance with all, and the condition and use of its properties does not violate or infringe in any material respect any, applicable material domestic (federal, state or local) or foreign laws, statutes, ordinances, licenses, rules, regulations judgments, demands, writs, injunctions, orders or decrees applicable thereto or to employees conducting its business, including the Troubled Asset Relief Program, the Sarbanes-Oxley Act of 2002, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act, and, as of the date hereof, the Company’s principal depository institution subsidiary that is an insured depository institution has a Community Reinvestment Act rating of “satisfactory” or better and is “well managed” and “well capitalized,” as defined in Regulation Y of the Federal Reserve;

(2) has all material permits, licenses, franchises, authorizations, orders and approvals of, and has made all filings, applications and registrations with, Governmental Entities that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of the Company or such Company Subsidiary; and all such material permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the knowledge of the Company, no material suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current;

(3) currently is complying with and is not under investigation with respect to or, to the knowledge of the Company, has been threatened to be charged with or given notice of any material violation of, all applicable federal, state, local and foreign laws, regulations, rules, judgments, injunctions or decrees;

(4) has, except for statutory or regulatory restrictions of general application, not been placed under any material restriction by a Governmental Entity on its business or properties, and except for routine examinations by applicable Governmental Entities, as of the date of this Agreement, received no notification or communication from any Governmental Entity that an investigation by any Governmental Entity with respect to the Company or any of the Company Subsidiaries is pending or threatened;

(5) has not, since January 1, 2006 nor to its knowledge, has any other person on behalf of the Company or any Company Subsidiary that qualifies as a “financial institution” under the U.S. Anti-Money Laundering laws, knowingly acted, by itself or in conjunction with another, in any act in connection with the concealment of any currency, securities or other proprietary interest that is the result of a felony as defined in the U.S. Anti-Money Laundering laws (“Unlawful Gains”), nor knowingly accepted, transported, stored, dealt in or brokered any sale, purchase or any transaction of other nature for Unlawful Gains;

(6) to the extent it qualifies as a “financial institution” under the U.S. Anti-Money Laundering laws, has implemented in all material respects such anti money laundering mechanisms and kept and filed all material reports and other necessary material documents as required by, and otherwise complied in all material respects with, the U.S. Anti-Money Laundering laws and the rules and regulations thereunder; and

(7) is presently insured, and during each of the past two calendar years (or during such lesser period of time as the Company has owned such Company Subsidiary) has been insured, for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with industry practice, customarily be insured.

(o) Labor. Employees of the Company and the Company Subsidiaries are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees. No labor organization or group of employees of the Company or any Company Subsidiary has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s knowledge, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes pending or, to the Company’s knowledge, threatened against or involving the Company or any Company Subsidiary.

(p) Company Benefit Plans.

(1) “Benefit Plan” means all material employee benefit plans, programs, agreements, policies, practices, or other arrangements providing benefits to any current or former employee, officer or director of the Company or any Company Subsidiary or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary contributes or is obligated to contribute or is party, whether or not written, including any material employee welfare benefit plan within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any material bonus, incentive, deferred compensation, vacation, stock purchase, stock option, equity-based severance, employment, change of control, consulting or fringe benefit plan, program, agreement or policy.

(2) With respect to each Benefit Plan, (A) the Company and the Company Subsidiaries have complied, and are now in compliance, in all material respects, with the applicable provisions of ERISA, the Code and all other laws and regulations applicable to such Benefit Plan and (B) each Benefit Plan has been administered in all material respects in accordance with its terms. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, none of the Company and the Company Subsidiaries nor any of their respective ERISA Affiliates has incurred any withdrawal liability as a result of a complete or partial withdrawal from a multiemployer plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full. “ERISA Affiliate” means any entity, trade or business, whether or not incorporated, which together with the Company and the Company Subsidiaries would be deemed a “single employer” within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

(3) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any material payment (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer or director of the Company or any Company Subsidiary from the Company or any Company Subsidiary under any Benefit Plan or any other agreement with any employee, including, for the avoidance of doubt, change in control agreements, (ii) materially increase any benefits otherwise payable under any Benefit Plan, (iii) result in any acceleration of the time of payment or vesting of any such benefits, (iv) require the funding or increase in the funding of any such benefits or (v) result in any limitation on the right of the Company or any Company Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

(4) Except as would not reasonably be expected to have a Material Adverse Effect on the Company and except for liabilities fully reserved for or identified in the Company Financial Statements, there are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted against (i) the Benefit Plans, (ii) any fiduciaries thereof with respect to their duties to the Benefit Plans, or (iii) the assets of any of the trusts under any of the Benefit Plans.

(q) Status of Securities. The shares of Common Stock and shares of Preferred Stock (upon filing of the applicable Preferred Stock Certificates of Designations with the Delaware Secretary) and the Warrants to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action of the Company. When issued and sold against receipt of the consideration therefore as provided in this Agreement, such shares of Common Stock and Preferred Stock will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other stockholder of the Company. The shares of Common Stock issuable upon the conversion of the Preferred Stock and exercise of the Warrants will, upon receipt of the approval by the Company’s stockholders of the Stockholder Proposals and filing of the applicable Preferred Stock Certificate of Designations with the Delaware Secretary, have been duly authorized by all necessary corporate action and, when so issued, upon such conversion or exercise will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other stockholder of the Company. Each of the Warrants, when executed and delivered by the Company pursuant to this Agreement, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law)).

(r) Investment Company; Investment Adviser. Neither the Company nor any of the Company Subsidiaries is an “investment company” as defined under the Investment Company Act of 1940, as amended, and neither the Company nor any of the Company Subsidiaries sponsors any person that is such an investment company. The Company’s investment adviser subsidiary which is required to be registered as an “investment advisor” under the Investment Advisers Act of 1940, as amended, or in another capacity with the SEC or any other Governmental Entity is duly registered as such and such registrations are in full force and effect.

(s) Risk Management; Derivatives. Except as would not reasonably be expected to have a Material Adverse Effect on the Company:

(1) The Company and the Company Subsidiaries have in place risk management policies and procedures sufficient in scope and operation to protect against risks of the type and in amounts reasonably expected to be incurred by persons of similar size and in similar lines of business as the Company and the Company Subsidiaries.

(2) All derivative instruments, including swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries or their customers, were entered into (i) only for purposes of mitigating identified risk and in the ordinary course of business, (ii) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies, and (iii) with counterparties believed by the Company to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms. Neither the Company nor the Company Subsidiaries, nor any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

(t) Foreign Corrupt Practices and International Trade Sanctions. Neither the Company nor any Company Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations, or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

(u) Environmental Liability. There is no legal, administrative, or other proceeding, claim or action of any nature seeking to impose, or that could result in the imposition of, on the Company or any Company Subsidiary, any liability relating to the release of hazardous substances as defined under any local, state or federal environmental statute, regulation or ordinance, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), pending or, to the Company’s knowledge, threatened against the Company or any Company Subsidiary the result of which has a Material Adverse Effect on the Company; to the Company’s knowledge, there is no reasonable basis for any such proceeding, claim or action; and to the Company’s knowledge, neither the Company nor any Company Subsidiary is subject to any agreement, order, judgment or decree by or with any Governmental Entity or third party imposing any such environmental liability.

(v) Anti-Takeover Provisions Not Applicable. The Board of Directors has taken all necessary action to ensure that the transactions contemplated by the Transaction Documents or any of the transactions contemplated hereby will be deemed to be exceptions to the provisions of Section 203 of the Delaware General Corporation Law and Article 12 of the Certificate of Incorporation, and any other similar “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law does not and will not apply to the Transaction Documents or to any of the transactions contemplated hereby or thereby.

(w) Intellectual Property.

(1) Except as would not reasonably be expected to result in a Material Adverse Effect on the Company, the Company and each of the Company Subsidiaries owns, or is licensed to use (in each case, free and clear of any claims, liens or encumbrances), all Intellectual Property to the conduct of its business as currently conducted.

(2) The use of any Intellectual Property by the Company and the Company Subsidiaries does not, to the knowledge of the Company, infringe on or otherwise violate the rights of any person and is in accordance with any applicable license pursuant to which the Company or any of the Company Subsidiaries acquired the right to use any Intellectual Property, except for such infringement or violation as would not reasonably be expected to result in a Material Adverse Effect on the Company.

(3) To the knowledge of the Company, no person is challenging, infringing on or otherwise violating any right of the Company or any of the Company Subsidiaries with respect to any material Intellectual Property owned by or licensed to the Company or the Company Subsidiaries.

(4) Neither the Company nor any of the Company Subsidiaries has received any notice of any pending material claim with respect to any Intellectual Property used by the Company or any of the Company Subsidiaries and, to the knowledge of the Company, no such material claim has been threatened.

(5) To the knowledge of the Company, no Intellectual Property owned or licensed by the Company or any of the Company Subsidiaries is being used or enforced in a manner that would be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property, except for abandonment, cancellation or unenforceability as would not reasonably be expected to result in a Material Adverse Effect on the Company.

For the purposes of this Agreement, “Intellectual Property” shall mean trademarks, service marks, brand names, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; nonpublic information, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not, in any jurisdiction; and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; and any similar intellectual property or proprietary rights.

(x) Brokers and Finders. Except for Deutsche Bank Securities Inc., neither the Company nor any Company Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company or any Company Subsidiary, in connection with the Transaction Documents or the transactions contemplated hereby and thereby.

(y) Agreements with Regulatory Agencies. Neither the Company nor any Company Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2008, has adopted any board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each item in this sentence, a “Regulatory Agreement”), nor has the Company or any Company Subsidiary been advised since December 31, 2008 and until the date of this Agreement by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement. The Company and each Company Subsidiary are in compliance in all material respects with each Regulatory Agreement to which it is party or subject, and neither the Company nor any Company Subsidiary has received any notice from any Governmental Entity indicating that either the Company or any Company Subsidiary is not in compliance in all material respects with any such Regulatory Agreement.

(z) Loan Portfolio. To the knowledge of the Company, as of the date hereof, the characteristics of the loan portfolio of the Company have not materially changed from the characteristics of the loan portfolio of the Company as of June 30, 2009.

(aa) Listing of Common Stock. As of the date of this Agreement, the shares of Common Stock issued at the First Closing pursuant to this Agreement and the shares of Common Stock for which the A-Warrant, Series 1 may be exercised have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

(bb) Amendment of the Company’s Bylaws. The Board of Directors has amended the Company’s bylaws in accordance with Article X of the Company’s bylaws to permit the Board Representative, and any successor thereto who is not a resident of the State of Connecticut, to be eligible for election as a director of the Board of Directors as contemplated by Section 4.4.

(cc) Rating Agencies. To the knowledge of the Company:

(i) Since December 31, 2008 to and including the date hereof, none of Standard and Poor’s Corporation, Moody’s Investors Service, Inc., Fitch, Inc. or Rating and Investment Information, Inc. or any of their respective successors (collectively, the “Rating Agencies”) has imposed material conditions (financial or otherwise) on retaining any currently held rating assigned to the Company and/or the Company Subsidiaries or indicated, in private communication to the Company, whether written or oral, that has not been publicly disclosed, to the Company or any of the Company Subsidiaries that it is considering the downgrade or modification of any rating assigned to the Company and/or the Company Subsidiaries.

(ii) As of the date of this Agreement, the Company and the Company Subsidiaries have received the respective ratings Previously Disclosed on the date of this Agreement from the Rating Agencies.

(iii) As of the date of this Agreement, neither the Company nor any of the Company Subsidiaries has received nonpublic notice from any Rating Agency that such rating agency intends to change the Company’s or the Company Subsidiaries’ current rating.

2.3 Representations and Warranties of the Investor. Except as Previously Disclosed, the Investor hereby represents and warrants as of the date of this Agreement (except to the extent made only as of a specified date, in which case as of such date) to the Company that:

(a) Organization and Authority. The Investor is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on the Investor and has partnership power and authority to own its properties and assets and to carry on its business as it is now being conducted. The Investor has furnished the Company with a true, correct and complete copy of its certificate of limited partnership through the date of this Agreement.

(b) Authorization.

(1) The Investor has the partnership power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation of the transactions contemplated hereby have been duly authorized by the Investor’s partnership and no further approval or authorization by any of the partners is required. Subject to such approvals of Governmental Entities as may be required by statute or regulation, this Agreement is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer or similar laws affecting creditors generally or by general equitable principles (whether applied in equity or at law). No other partnership proceedings are necessary for the execution and delivery by the Investor of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby.

(2) Neither the execution, delivery and performance by the Investor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Investor with any of the provisions hereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien upon any of the properties or assets of the Investor under any of the material terms, conditions or provisions of (A) its certificate of limited partnership or partnership agreement or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of the Investor may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or, to the knowledge of the Investor, any judgment, ruling, order, writ, injunction or decree applicable to the Investor or any of their respective properties or assets except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not reasonably be expected to have a Material Adverse Effect on the Investor.

(3) Other than (i) the securities or blue sky laws of the various states and (ii) in connection with the Second Closing only, the BHC Act, the CIBC Act and the HSR Act or competition or merger control laws of other jurisdictions, no material notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the consummation by the Investor of the transactions set forth in this Agreement.

(c) Purchase for Investment. The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws. The Investor (1) is acquiring the Securities pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute any of the Securities to any person, (2) will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Securities and of making an informed investment decision and (4) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act).

(d) Ownership. As of the date of this Agreement, the Investor is not the owner of record or the Beneficial Owner of shares of Common Stock, securities convertible into or exchangeable for Common Stock or any other equity or equity-linked security of the Company or any of its Subsidiaries.

(e) Financial Capability. The Investor has immediately available funds necessary to consummate the First Closing, as of the date of this Agreement, and the Second Closing, as of the Second Closing Date, as applicable, in each case on the terms and conditions contemplated by this Agreement.

(f) Knowledge as to Conditions. As of the date of this Agreement, the Investor knows of no reason why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents cannot, or should not, be obtained.

(g) Brokers and Finders. Except for J. P. Morgan Securities, Inc., neither the Investor nor its Affiliates or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Investor, in connection with the Transaction Documents or the transactions contemplated hereby and thereby.

ARTICLE III

Covenants

3.1 Filings; Other Actions.

(a) Each of the Investor and the Company will cooperate and consult with the other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and the other Transaction Documents, to perform covenants contemplated by this Agreement and the other Transaction Documents, it being agreed that the Investor shall make or file any such applications, notices, petitions or filings required to be made by it with Governmental Entities in connection with the transactions contemplated by this Agreement and the other Transaction Documents as promptly as practicable, and in any event not later than the date that is 30 calendar days, after the date of this Agreement. In furtherance and not in limitation of the foregoing, the Investor will use reasonable best efforts to seek and obtain the written confirmation described in Section 1.2(c)(2)(v), and in the event that the Federal Reserve demands changes to the structure of the transactions contemplated by this Agreement and the other Transaction Documents as a condition precedent to providing such written confirmation, each of the Investor and the Company will cooperate and consult with the other and use reasonable efforts to make such changes, subject to Section 4.15; provided that no such changes shall materially and adversely affect the economic and accounting aspects of the transactions contemplated by this Agreement and the other Transaction Documents with respect to either party. Each party shall execute and deliver both before and after the First Closing and the Second Closing such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters. In particular, the Investor will use its reasonable best efforts to promptly obtain, and the Company will cooperate as may reasonably be requested by the Investor and use its reasonable best efforts to help the Investor promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings and registrations with, and notifications to, or expiration or termination of any applicable waiting period, under the HSR Act or competition or merger control laws of other jurisdictions, all notices to and, to the extent required by applicable law or regulation, consents, approvals or exemptions from bank regulatory authorities, for the transactions contemplated by the Transaction Documents. Each of the Investor and the Company will have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, with respect to all the information relating to the other party, and any of their respective subsidiaries, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees to keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby. The Investor and the Company shall promptly furnish each other to the extent permitted by applicable laws with copies of written communications received by them or their subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement or by any other Transaction Document.

(b) Unless this Agreement has been terminated pursuant to Section 5.1, the Company shall call a special meeting of its stockholders, as promptly as reasonably practicable after the Second Closing, but no later than the Meeting End Date to vote on proposals (collectively, the “Stockholder Proposals”) to (A) approve the issuance of shares of Common Stock in connection with the conversion of the Preferred Stock into, and exercise of the Warrants for, Common Stock, for purposes of Section 312.03 of the NYSE Listed Company Manual and (B) remove Subsection 2 of Article 10 of the Certificate of Incorporation and exempt the Investor and its Affiliates from all other stock ownership restrictions under the Certificate of Incorporation. The Board of Directors shall unanimously recommend to the Company’s stockholders that such stockholders approve the Stockholder Proposals, and shall not modify or withdraw such resolution. In connection with such meeting, the Company shall promptly prepare (and the Investor will reasonably cooperate with the Company to prepare) and file (but in no event more than 30 days following the Second Closing Date) with the SEC a preliminary proxy statement, shall use its reasonable best efforts to solicit proxies for such stockholder approval and shall use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related to such stockholders’ meeting to be mailed to the Company’s stockholders as promptly as practicable after clearance by the SEC. The Company shall notify the Investor promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to such stockholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its stockholders such an amendment or supplement. Each of the Investor and the Company agrees promptly to correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with the Investor prior to mailing any proxy statement, or any amendment or supplement thereto, and provide the Investor with reasonable opportunity to comment thereon. The directors’ recommendation described in this Section 3.1 shall be included in the proxy statement filed in connection with obtaining such stockholder approval. In the event that the approval of any of the Stockholder Proposals is not obtained at such special stockholders’ meeting, the Company shall include a proposal to approve (and, the Board of Directors shall unanimously recommend approval of) such Stockholder

Proposal(s) at a meeting of its stockholders no less than once in each six month period beginning on the Meeting End Date until such approval is obtained or made. “Meeting End Date” means (x) if the Second Closing Date has occurred by October 31, 2009, then February 28, 2010 or (y) if the Second Closing Date has not occurred by October 31, 2009, then the date that is four months after the Second Closing Date.

(c) Each party agrees, upon request, to furnish the other party with all information concerning itself, its subsidiaries, Affiliates, directors, officers, partners and stockholders and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with such stockholders’ meeting and any other statement, filing, notice or application made by or on behalf of such other party or any of its subsidiaries to any Governmental Entity in connection with the Second Closing and the other transactions contemplated by the Transaction Documents.

(d) From the date of this Agreement, until the earlier of the date of termination of this Agreement and the date when approval of the Stockholder Proposals is obtained, the Company shall not, directly or indirectly, amend, modify, or waive, and the Board of Directors shall not recommend approval of any proposal to the stockholders having the effect of amending, modifying or waiving any provision in the Certificate of Incorporation in any manner adverse to the Investor or any other holder of Securities issued pursuant to this Agreement, including, for the avoidance of doubt, any amendment, modification or waiver that has the effect of exempting any person (other than the Investor or any other holder of the Securities issued pursuant to this Agreement) from the stock ownership restrictions set forth in Subsection 2 of Article 10 of the Certificate of Incorporation to the exclusion of the Investor or any other holder of the Securities issued pursuant to this Agreement.

3.2 Expenses. The Company will reimburse the Investor for all out-of-pocket expenses incurred by the Investor and its Affiliates in connection with due diligence, the negotiation and preparation of the Transaction Documents and undertaking of the transactions contemplated by the Transaction Documents (including fees and expenses of counsel and accounting fees and all HSR Act filing fees incurred by or on behalf of the Investor or its Affiliates in connection with the transactions contemplated hereby, but excluding the purchase or exercise price for any of the Securities) up to an aggregate maximum amount of $2,000,000, which shall be payable on the date hereof or at such later time that the Investor may so elect. Other than as set forth in the foregoing sentence, each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under the Transaction Documents.

3.3 Access, Information and Confidentiality.

(a) From the date of this Agreement, until the date when the shares of Common Stock owned by the Investor represent less than 4.9% of all of the outstanding Common Shares (counting for such purposes all shares of Common Stock into which shares of Preferred Stock or the Warrants owned by the Investor are directly or indirectly convertible into or exercisable for and excluding as shares owned and outstanding all Common Shares issued by the Company after the First Closing Date other than as contemplated by this Agreement and the Securities), the Company will ensure that upon reasonable notice, the Company and its subsidiaries will afford to the Investor and its representatives (including officers and employees of the Investor, and counsel, accountants and other professionals retained by the Investor) such access during normal business hours to its books, records (excluding Tax returns and associated work papers), properties and personnel and to such other information as the Investor may reasonably request.

(b) Each party to this Agreement will hold, and will cause its respective subsidiaries and their directors, officers, employees, agents, consultants and advisors to hold, in strict confidence, unless disclosure to a Governmental Entity is necessary or appropriate in connection with any necessary regulatory approval or unless compelled to disclose by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any Governmental Entity, all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party on a nonconfidential basis, (2) in the public domain through no fault of such party or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants and advisors and, to the extent permitted above, to bank regulatory authorities.

ARTICLE IV

Additional Agreements

4.1 Agreement. The Investor agrees that until such time as the Investor no longer has a Qualifying Ownership Interest, without the prior written approval of the Company, neither the Investor nor any of its Affiliates will, directly or indirectly:

(1) in any way acquire, offer or propose to acquire or agree to acquire, other than as specifically contemplated in the Transaction Documents, Beneficial Ownership of any Voting Securities if such acquisition would result in the Investor or its Affiliates having Beneficial Ownership of more than 24.9% of the outstanding shares of a class of voting securities (within the meaning of the BHC Act and Regulation Y) or Common Stock of the Company (for the avoidance of doubt, for purposes of calculating the Beneficial Ownership of the Investor and its Affiliates hereunder, (x) any security that is convertible into, or exercisable for, any such voting securities or Common Stock that is Beneficially Owned by the Investor or its Affiliates shall be treated as fully converted or exercised in accordance with its terms, as the case may be, into the underlying voting securities or Common Stock, and (y) any security convertible into, or exercisable for, the Common Stock that is Beneficially Owned by any person other than the Investor or any of its Affiliates shall not be taken into account);

(2) make, or in any way participate in, any “solicitation” of “proxies” (as such terms are defined under Regulation 14A under the Exchange Act, disregarding clause (iv) of Rule 14a-1(1)(2) and including any otherwise exempt solicitation pursuant to Rule 14a-2(b)) to vote, or seek to advise or influence any person or entity with respect to the voting of, any Voting Securities of the Company or any Company Subsidiary;

(3) call or seek to call a meeting of the stockholders of the Company or any of the Company Subsidiaries or initiate any stockholder proposal for action by stockholders of the Company or any of the Company Subsidiaries, form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Voting Securities, or seek, propose or otherwise act alone or in concert with others, to influence or control the management, board of directors or policies of the Company or any Company Subsidiaries; or

(4) bring any action or otherwise act to contest the validity of this Section 4.1 (provided that neither the Investor nor any of its Affiliates shall be restricted from contesting the applicability of this Section 4.1 to the Investor or any of its Affiliates under any particular circumstance) or seek a release of the restrictions contained herein, or make a request to amend or waive any provision of this Section 4.1;

(5) enter into or agree, offer, propose or seek (whether publicly or otherwise) to enter into any acquisition transaction, merger or other business combination relating to all or part of the Company or any of the Company Subsidiaries or any acquisition transaction for all or part of the assets of the Company or any Company Subsidiary or any of their respective businesses; or

(6) publicly disclose any intention, plan or arrangement inconsistent with any of the foregoing.

provided that without limiting the Investor’s obligations under Section 4.14, nothing in this Section 4.1 shall prevent the Investor or its Affiliates from voting any Voting Securities then Beneficially Owned by the Investor or its Affiliates in any manner; provided, further, that nothing in clauses (2) or (3) of this Section 4.1 shall apply to the Investor’s Board Representative solely in his or her capacity as a director of the Company.

For purposes of this Agreement, “Voting Securities” shall mean at any time shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

Notwithstanding the foregoing, the parties hereby agree that nothing in this Section 4.1 shall apply to any portfolio company with respect to which the Investor is not the party exercising control over the decision to purchase Voting Securities or to vote such Voting Securities; provided that the Investor does not provide to such entity any nonpublic information concerning the Company or any Company Subsidiary and such portfolio company is not acting at the request or direction of or in coordination with the Investor; and provided, further, that ownership of such shares is not attributed to the Investor under the BHC Act and the rules and regulations promulgated thereunder or any written interpretation of the foregoing by the staff of the Federal Reserve that has not been rescinded.

Notwithstanding the foregoing restrictions, if, at any time, (i) there occurs a Change in Control or (ii) any Person shall have commenced and not withdrawn a bona fide public tender or exchange offer which if consummated would result in a Change in Control, then the limitations set forth in this Section 4.1 (other than in Section 4.1(1)) shall not be applicable to the Investor for so long as the conditions described in this paragraph continue.

For purposes of this Agreement,

“Change in Control” means, with respect to the Company, the occurrence of any one of the following events:

(1) any person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate number of the Voting Securities; provided, however, that the event described in this clause (1) will not be deemed a Change in Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; provided that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(2) the event described in clause (1) above in this definition of “Change in Control” (substituting all references to 50% in such clause for “24.9%”), and in connection with such event, individuals who, on the date of this Agreement, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided that any person becoming a director subsequent to the date of this Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (3) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representative will be treated as an Incumbent Director even if the person designated to be such Board Representative should change;

(3) the consummation of a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s stockholders (a “Business Combination”), unless immediately following such Business Combination: (x) more than 50% of the total voting power of the corporation resulting from such Business Combination (the “Surviving Corporation”), or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Voting Securities were converted pursuant to such Business Combination), and (y) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board of Directors approved the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (x) and (y) above will be deemed a “Non-Qualifying Transaction”);

(4) the stockholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets; or

(5) the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in clauses (1) through (4) of this definition above.

4.2 No Rights Agreement. The Company shall not enter into any poison pill agreement, stockholders’ rights plan, or similar agreement, that shall limit the Investor’s rights to acquire up to the cap set forth in Section 4.1(1).

4.3 Gross-Up Rights.

(a) Sale of New Securities. For so long as the Investor owns Securities representing 4.9% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into which shares of any Preferred Stock or the Warrants owned by the Investor are directly or indirectly convertible into or exercisable for and, for the avoidance of doubt, including as shares of Common Stock issued by the Company after the First Closing Date) (before giving effect to any issuances triggering provisions of this Section), at any time that the Company makes any public or nonpublic offering or sale of any equity (including Common Stock, preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component (such as, an “equity” kicker) (including any hybrid security) (any such security, a “New Security”) (other than (1) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company’s employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation, (2) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction or (3) issuances of shares of Common Stock upon exercise of the warrant issued to the U.S. Department of the Treasury on November 21, 2008 and conversion of shares of Series A Stock outstanding as of the date hereof, in each case in accordance with the terms thereof as of the date hereof), the Investor shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms (except that, to the extent permitted by law and the Certificate of Incorporation and bylaws of the Company, the Investor may elect to receive such securities in nonvoting form, convertible into voting securities in a widely dispersed offering) as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities. The amount of New Securities that the Investor shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the number of shares of Common Stock held by the Investor plus the number of shares of Common Stock represented by any Preferred Stock and the Warrants held by the Investor on an as-converted basis as of such date, and the denominator of which is the number of shares of Common Stock then outstanding plus the number of shares of Common Stock represented by any Preferred Stock and the Warrants held by the Investor on an as-converted basis as of such date. Notwithstanding anything herein to the contrary, in no event shall the Investor have the right to purchase securities hereunder to the extent such purchase would result in Investor exceeding the ownership limitation set forth in Section 4.1(1).

(b) Notice. In the event the Company proposes to offer or sell New Securities, it shall give the Investor written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than ten business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering. The Investor shall have ten business days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 4.3 and as to the amount of New Securities the Investor desires to purchase, up to the maximum amount calculated pursuant to Section 4.3(a). Such notice shall constitute a nonbinding indication of interest of the Investor to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it. The failure of the Investor to respond within such ten business day period shall be deemed to be a waiver of the Investor’s rights under this Section 4.3 only with respect to the offering described in the applicable notice.

(c) Purchase Mechanism. If the Investor exercises its rights provided in this Section 4.3, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within 30 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or stockholder approvals). Each of the Company and the Investor agrees to use its commercially reasonable efforts to secure any regulatory or stockholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(d) Failure of Purchase. In the event the Investor fails to exercise its rights provided in this Section 4.3 within said ten-business day period or, if so exercised, the Investor is unable to consummate such purchase within the time period specified in Section 4.3(c) above because of its failure to obtain any required regulatory or stockholder consent or approval, the Company shall thereafter be entitled (during the period of 60 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 90 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.3 or which the Investor is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms, taken together in the aggregate, no more materially favorable to the purchasers of such securities than were specified in the Company’s notice to the Investor. Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or stockholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five business days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Investor in the manner provided above.

(e) Non-Cash Consideration. In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(f) Cooperation. The Company and the Investor shall cooperate in good faith to facilitate the exercise of the Investor’s rights under this Section 4.3, including to secure any required approvals or consents.

4.4 Governance Matters. (a) The Company will cause the Board Representative to be elected or appointed, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the approval of the Company’s Nominating and Corporate Governance Committee (the “Governance Committee”) (such approval not to be unreasonably withheld or delayed), to the Board of Directors on the First Closing Date and thereafter as long as the Investor owns 9.9% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into which or for which shares of any Preferred Stock or the Warrants owned by the Investor are directly or indirectly convertible or exercisable (the “Qualifying Ownership Interest”) and, solely for purposes of this Section 4.4, excluding as shares owned and outstanding all Common Shares issued by the Company after the First Closing Date, other than as contemplated by this Agreement and the Securities). The Company will be required to recommend to its stockholders the election of the Board Representative to the Board of Directors at the Company’s annual meeting, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the approval of the Governance Committee (such approval not to be unreasonably withheld or delayed). If the Investor no longer has a Qualifying Ownership Interest, the Investor will have no further rights under Sections 4.4(a) through 4.4(c) and, in each case at the written request of the Board of Directors, shall use all reasonable best efforts to cause its Board Representative to resign from the Board of Directors as promptly as possible thereafter.

(b) The Board Representative shall, subject to applicable law, be the Company’s and the Governance Committee’s nominee to serve on the Board of Directors. The Company shall use its reasonable best efforts to have the Board Representative elected as a director of the Company by the stockholders of the Company and the Company shall solicit proxies for the Board Representative to the same extent as it does for any of its other nominees to the Board of Directors.

(c) Subject to Section 4.4(a), upon the death, resignation, retirement, disqualification or removal from office as a member of the Board of Directors of the Board Representative, the Investor shall have the right to designate the replacement, which replacement shall satisfy all legal and governance requirements regarding service as a director of the Company and shall be reasonably acceptable to the Company, for the Board Representative. The Board of Directors of the Company shall use its reasonable best efforts to take all action required to fill the vacancy resulting therefrom with such person (including such person, subject to applicable law, being the Company’s and the Governance Committee’s nominee to serve on the Board of Directors, using all reasonable best efforts to have such person elected as director of the Company by the stockholders of the Company and the Company soliciting proxies for such person to the same extent as it does for any of its other nominees to the Board of Directors).

(d) The Company hereby agrees that, from and after the First Closing Date, for so long as the Investor owns 4.9% or more of the number of shares of Common Stock (counting as shares of Common Stock owned by the Investor all shares of Common Stock into which shares of any Preferred Stock or the Warrants owned by the Investor are directly or indirectly convertible into or exercisable for and excluding as shares owned and outstanding all Common Shares issued by the Company after the First Closing Date, other than as contemplated by this Agreement and the Securities), the Company shall, subject to applicable law, invite a person designated by the Investor and reasonably acceptable to the Company (the “Observer”) to attend meetings of the Board of Directors (including any meetings of committees thereof which the Board Representative is a member) in a nonvoting observer capacity, it being agreed that in the event of Mr. Coulter’s resignation in connection with the Investor ceasing to have a Qualifying Ownership Interest, the Observer shall, subject to applicable law, be David A. Coulter. The Observer shall be entitled to attend such meetings only in the absence of the Board Representative. If the Investor no longer Beneficially Owns the minimum number of shares of Common Stock as specified in the first sentence of this Section 4.4(d), the Investor will have no further rights under this Section 4.4(d).

(e) The Board Representative shall be entitled to the same compensation and same indemnification in connection with his or her role as a director as the other members of the Board of Directors, and the Board

Representative or Observer, as the case may be, shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof, to the same extent as the other members of the Board of Directors. The Company shall notify the Board Representative and the Observer of all regular meetings and special meetings of the Board of Directors and of all regular and special meetings of any committee of the Board of Directors of which the Board Representative is a member. The Company shall provide the Board Representative and the Observer with copies of all notices, minutes, consents and other material that it provides to all other members of the Board of Directors concurrently as such materials are provided to the other members. The Observer shall not be entitled to participate in discussions of matters brought to the Board of Directors.

(f) For purposes of this Agreement, “Board Representative” means, for so long as he is employed by or in a similar relationship with the Investor, subject to applicable law, David A. Coulter, or, in the event David A. Coulter is no longer employed by or in a similar relationship with the Investor, or restricted by law or regulatory directive to serve as a member of the Board of Directors, the person designated by the Investor to be elected or appointed to the Board (which, at the option of the Investor, may be David A. Coulter), which person shall be reasonably acceptable to the Company and shall be subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the good faith approval of the Governance Committee (such approval not to be unreasonably withheld). The Investor understands that in the event that David A. Coulter is no longer the person designated by the Investor to be elected or appointed to the Board, the Board may choose to appoint or elect David A. Coulter to the Board, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company.

4.5 Legend.

(a) The Investor agrees that all certificates or other instruments representing the Securities subject to this Agreement will bear a legend substantially to the following effect:

“(i) THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

(ii) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF JULY 27, 2009, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.”

(b) Upon request of the Investor, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act or applicable state laws, as the case may be, the Company shall promptly cause clause (i) of the legend to be removed from any certificate for any Securities to be so transferred and clause (ii) of the legend shall be removed upon the expiration of such transfer and other restrictions set forth in this Agreement. The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

4.6 Reservation for Issuance; Exchange Listing. The Company will reserve that number of Common Shares and Preferred Shares sufficient for issuance upon exercise or conversion of Securities owned at any time by the Investor without regard to any limitation on such exercise or conversion; provided that in the case of the A-Warrant, Series 2, the B-Warrant, Series 2 and the Preferred Stock, the Company will reserve such sufficient number of Common Shares following the approval of the Stockholder Proposals. In connection with the Second Closing, the Company shall promptly use its reasonable best efforts to cause the shares of Common Stock to be issued pursuant to this Agreement and the shares of Common Stock reserved for issuance pursuant to the exercise or conversion of the Securities to be issued at the Second Closing to be approved for listing on the New York Stock Exchange, subject to official notice of issuance, as promptly as practicable, and in any event before the Second Closing.

4.7 Certain Transactions. The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

4.8 Extension Periods. Notwithstanding anything to the contrary contained in the Transaction Documents, if there exists a period (the “Section 16(b) Period”) during which the Investor’s purchase, sale, exercise, exchange or conversion of any Security pursuant to any Transaction Document would result in liability under Section 16(b) of the Exchange Act, as amended, or the rules and regulations promulgated thereunder, the period during which such Security may be purchased, sold, exercised, exchanged or converted, as the case may be, if prescribed by such Transaction Document, shall be extended for the equivalent number of days of such Section 16(b) Period (the “Extension Period”), with such Extension Period beginning on the later of (a) the expiration date of such Security, if any, or (b) the date of the end of such Section 16(b) Period.

4.9 Indemnity. (a) The Company agrees to indemnify and hold harmless each of the Investor and its Affiliates and each of their respective officers, directors, partners, employees and agents, and each person who controls the Investor within the meaning of the Exchange Act and the rules and regulations promulgated thereunder, to the fullest extent lawful, from and against any and all actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including reasonable attorneys’ fees and disbursements), amounts paid in settlement and other costs (collectively, “Losses”) arising out of or resulting from (1) any inaccuracy in or breach of the Company’s representations or warranties in Sections 2.2(a), (b), (c), (d)(1), (d)(2)(A), (d)(3), (l), (q), (x), (aa) and (bb) of this Agreement, (2) the Company’s breach of agreements or covenants made by the Company in this Agreement and the Warrants or (3) any Losses arising out of or resulting from any legal, administrative or other proceedings instituted by any Governmental Entity, stockholder of the Company or any other Person (other than the Investor and its Affiliates and the Company and its Subsidiaries) arising out of the transactions contemplated by this Agreement and the terms of the Securities (other than any Losses attributable to the acts, errors or omissions on the part of the Investor, but not including the transactions contemplated hereby).

(b) The Investor agrees to indemnify and hold harmless each of the Company and its Affiliates and each of their respective officers, directors, partners, employees and agents, and each person who controls the Company within the meaning of the Exchange Act and the rules and regulations promulgated thereunder, to the fullest extent lawful, from and against any and all Losses arising out of or resulting from (1) any inaccuracy in or breach of the Investor’s representations or warranties in Sections 2.3(a), (b)(1), (b)(2)(A), (b)(3), (c), (d) and (g) of this Agreement or (2) the Investor’s breach of agreements or covenants made by the Investor in this Agreement.

(c) A party entitled to indemnification hereunder (each, an “Indemnified Party”) shall give written notice to the party indemnifying it (the “Indemnifying Party”) of any claim with respect to which it seeks indemnification promptly after the discovery by such Indemnified Party of any matters giving rise to a claim for indemnification; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.9 unless and to the extent that the Indemnifying Party shall have been actually prejudiced by the failure of such Indemnified Party to so notify such party. Such notice shall describe in reasonable detail such claim. In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnified Party shall be entitled to hire, at the cost and expense of the Indemnifying Party counsel and conduct the defense thereof; provided, however, that the Indemnifying Party shall only be liable for the legal fees and expenses of one law firm for all Indemnified Parties, taken together with regard to any single action or group of related actions, upon agreement by the Indemnified Parties and the Indemnifying Parties. If the Indemnifying Party assumes the defense of any claim, all

Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to the claim, and any Indemnified Party shall cooperate in the defense or prosecution of such claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The Indemnifying Party further agrees that it will not, without the Indemnified Party’s prior written consent (which shall not be unreasonably withheld or delayed), settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification has been sought hereunder unless such settlement or compromise includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, claim or proceeding.

(d) For purposes of the indemnity contained in Sections 4.9(a)(1) and 4.9(b)(1), all qualifications and limitations set forth in the parties’ representations and warranties as to “materiality,” “Material Adverse Effect” and words of similar import), shall be disregarded in determining whether there shall have been any inaccuracy in or breach of any representations and warranties in this Agreement.

(e) For the avoidance of doubt, no indemnity obligation shall result from a breach of the representation set forth in Section 2.2(c) to the extent such breach is fully remedied by an adjustment under Section 1.3 hereof.

(f) The obligations of the Indemnifying Party under this Section 4.9 shall survive the Transfer, redemption or conversion of the Securities issued pursuant to this Agreement, or the closing or termination of this Agreement and any other Transaction Document. The indemnity provided for in this Section 4.9 shall be the sole and exclusive monetary remedy of Indemnified Parties after the First Closing for any inaccuracy of any of the representations and warranties contained in Sections 2.2(a), 2.2(b), 2.2(c), 2.2(d)(1), 2.2(d)(2)(A), 2.2(d)(3), 2.2(l), 2.2(q), 2.2(x), 2.2(aa), 2.2(bb), 2.3(a), 2.3(b)(1), 2.3(b)(2)(A), 2.3(b)(3), 2.3(c), 2.3(d) and 2.3(g) or any other breach of any covenant or agreement contained in this Agreement; provided that nothing herein shall limit in any way any such parties’ remedies in respect of fraud, intentional misrepresentation or omission or intentional misconduct by the other party in connection with the transactions contemplated hereby. No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof. The indemnification rights contained in this Section 4.9 are not limited or deemed waived by any investigation or knowledge by the Indemnified Party prior to or after the date hereof.

(g) Any indemnification payments pursuant to this Section 4.9 shall be treated as an adjustment to the Purchase Price for the Securities for U.S. federal income and applicable state and local Tax purposes, unless a different treatment is required by applicable law.

4.10 Intentionally Omitted.

4.11 Registration Rights.

(a) Registration.

(1) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as reasonably practicable after the First Closing Date (and in any event no later than the date that is 30 days after the First Closing Date (the “Registration Deadline”)), the Company shall have prepared and filed with the SEC a Shelf Registration Statement covering all Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective not later than the Registration Deadline and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). If the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement.

(2) Any registration pursuant to this Section 4.11(a) shall be effected by means of a shelf registration under the Securities Act (a “Shelf Registration Statement”) in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415. If the Investor or any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 4.11(c); provided that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the expected gross proceeds from such offering exceed $10,000,000. The lead underwriters in any such distribution shall be selected by the holders of a majority of the Registrable Securities to be distributed.

(3) The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 4.11(a): (i) with respect to any Registrable Securities that cannot be sold under a registration statement as a result of the Transfer restrictions set forth herein; (ii) with respect to securities that are not Registrable Securities; (iii) during any Scheduled Black-out Period; or (iv) if the Company has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its security holders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or underwritten offering for a period of not more than 60 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (A) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (B) not more than twice in any 12-month period and not more than 120 days in the aggregate in any 12-month period.

(4) Whenever the Company proposes to register any of its equity securities, other than a registration pursuant to Section 4.11(a)(1) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date) and (subject to clause (6) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 4.11(a)(4) prior to the effectiveness of such registration, whether or not the Investor or any other Holders have elected to include Registrable Securities in such registration. “Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

(5) If the registration referred to in Section 4.11(a)(4) is proposed to be underwritten, the Company will so advise the Investor and all other Holders as a part of the written notice given pursuant to Section 4.11(a)(4). In such event, the right of the Investor and all other Holders to registration pursuant to this Section 4.11(a) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such persons’ Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Investor.

(6) If (x) the Company grants “piggyback” registration rights to one or more third parties to include their securities in an underwritten offering under the Shelf Registration Statement pursuant to Section 4.11(a)(2) or (y) a Piggyback Registration under Section 4.11(a)(4) relates to an underwritten primary offering on behalf of the Company, and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 4.11(a)(4), the securities the Company proposes to sell, (ii) second, Registrable Securities of the Investor and all other Holders who have requested registration of Registrable Securities pursuant to Sections 4.11(a)(2) or 4.11(a)(4), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c) Obligations of the Company. The Company shall use its reasonable best efforts for so long as there are Registrable Securities outstanding, to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it becomes eligible for such status in the future (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(1) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to this Section 4.11(c), keep such registration statement effective or such prospectus supplement current until the securities described therein are no longer Registrable Securities.

(2) Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(3) Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(4) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(5) Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(6) Give written notice to the Holders:

(A) when any registration statement filed pursuant to Section 4.11(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

(B) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(C) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(D) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(E) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(F) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 4.11(c)(10) cease to be true and correct.

(7) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 4.11(c)(6)(C) at the earliest practicable time.

(8) Upon the occurrence of any event contemplated by Section 4.11(c)(5) or 4.11(c)(6)(E), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 4.11(c)(6)(E) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holder’s or underwriter’s possession. The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 90 days.

(9) Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(10) If an underwritten offering is requested pursuant to Section 4.11(a)(2), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows,” similar sales events and other marketing activities), (i) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. Notwithstanding anything contained herein to the contrary, the Company shall not be required to enter into any underwriting agreement or permit any underwritten offering absent an agreement by the applicable underwriter(s) to indemnify the Company in form, scope and substance as is customary in underwritten offerings by the Company.

(11) Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(12) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or the NASDAQ Stock Market, as determined by the Company.

(13) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(14) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d) Suspension of Sales. During any Scheduled Black-out Period and upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until termination of such Scheduled Black-out Period or until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 180 day period shall not exceed 90 days.

(e) Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(f) Furnishing Information.

(1) Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(2) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.11(c) that the Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(g) Indemnification.

(1) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(2) If the indemnification provided for in Section 4.11(g)(1) is unavailable to an Indemnitee with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.11(g)(2) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.11(g)(1). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(h) Assignment of Registration Rights. The rights of the Investor to registration of Registrable Securities pursuant to Section 4.11(a) may be assigned by the Investor to a transferee or assignee of Registrable Securities to which (i) there is transferred to such transferee no less than $10 million in Registrable Securities and (ii) such Transfer is permitted under the terms hereof; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

(i) Holdback. With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to this Section 4.11, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten days prior and 60 days following the effective date of such offering or such longer period up to 90 days as may be requested by the managing underwriter. The Company also agrees to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter.

(j) Rule 144; Rule 144A Reporting. With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(1) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(2) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) and the Securities Act); and

(3) so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

(4) to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(k) As used in this Section 4.11, the following terms shall have the following respective meanings:

(1) “Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.11(h) hereof.

(2) “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(3) “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

(4) “Registrable Securities” means (A) all Common Stock and Preferred Stock and the Warrants held by the Investor from time to time, (B) the shares of Common Stock issued or issuable pursuant to the conversion of the Preferred Stock or exercise of the Warrants and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) or (B) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they shall have ceased to be outstanding or (iii) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at one time.

(5) “Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.11, including, without limitation, all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred by the Company in connection with any “road show,” the reasonable fees and disbursements of Holders’ Counsel, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(6) “Rule 144,” “Rule 144A,” “Rule 158,” “Rule 159A,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(7) “Scheduled Black-out Period” means the period from and including the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter.

(8) “Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses).

(l) At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 4.11 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Sections 4.11(a)(4)-(6) in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 4.11(f) with respect to any prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 4.11(l), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 4.11(a)(2) or 4.11(a)(4) prior to the date of such Holder’s forfeiture.

4.12 Transfer Restrictions. Following the First Closing, the Investor may Transfer (as defined below) any and all of the Securities it acquired pursuant to this Agreement at any time, provided that the Investor shall not, and shall not permit any of its Affiliates to, without the prior approval of a majority of the directors of the Company who qualify as independent directors, excluding the Board Representative, directly or indirectly sell, transfer, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Securities acquired pursuant to this Agreement, or take any other action that is intended to have an economic impact equivalent to any of the foregoing (“Transfer”), in one or more transactions, to any person or group if such person or group and their respective Affiliates would collectively own more than 4.9% of the outstanding voting power of the Company or more than 4.9% of any class of voting securities of the Company; provided further, however, that the foregoing shall not (a) prohibit the Investor from Transferring Securities in any broadly distributed offering as conducted by an independent broker dealer mutually acceptable to the Company and the Investor that involves only sales to mutual funds or other institutional investors that acquire and hold securities in the ordinary course of business and not for the purpose of or with the effect of changing or influencing control of the Company or in connection with or as a participant in any transaction having that purpose or effect, or (b) apply, if, at any time, (i) the Company has entered into a definitive agreement, the consummation of which would result in a Change in Control or (ii) any Person shall have commenced and not withdrawn a bona fide public tender or exchange offer which if consummated would result in a Change in Control. The Investor further agrees that it shall not engage in any transaction or series of transactions the primary purpose of which is to avoid the limitations set forth in this Section 4.12.

4.13 Certificates of Designations. In connection with the Second Closing, the Company shall file the Preferred Stock Certificates of Designations for the Preferred Stock in the State of Delaware, and such Preferred Stock Certificates of Designations shall continue to be in full force and effect as of the Second Closing Date.

4.14 Voting. Notwithstanding anything to the contrary in this Agreement or any Transaction Document, the Investor together with its Affiliates will not have the ability to exercise any voting rights of any Securities in excess of 24.9% of the total outstanding Voting Securities of the Company.

4.15 Additional Regulatory Matters. (a) So long as the Investor has a Qualifying Ownership Interest:

(1) each of the Company and the Investor agrees to cooperate and use its reasonable best efforts to ensure, including by communicating with each other with respect to their respective purchases of Common Stock, that neither the Investor nor any of its Affiliates will become, or control, a “bank holding company” within the meaning of the BHC Act and the CIBC Act;

(2) the Company shall not knowingly take any action which would reasonably be expected to pose a substantial risk that the Investor or any of its Affiliates will become, or control, a “bank holding company” within the meaning of the BHC Act, including undertaking any redemption, recapitalization or repurchase of Common Stock, of securities or rights, options, or warrants to purchase Common Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock in each case, where the Investor is not given the right to participate in such redemption, recapitalization, or repurchase to the extent of the Investor’s pro rata proportion; provided, however, that the Company shall not be deemed to have violated this Section 4.15(a)(2) if it has given the Investor the opportunity to participate in such redemption, recapitalization or repurchase to the extent of the Investor’s pro rata proportion and the Investor fails to so participate; and

(3) the Investor shall not take, permit or allow any action that would cause any Subsidiary of the Company to become a “commonly controlled insured depository institution” (as that term is defined and interpreted for purposes of 12 U.S.C. § 1815(e), as may be amended or supplemented from time to time, and any successor thereto) with respect to any institution that is not a direct or indirect Subsidiary of the Company.

In the event that the Investor breaches its obligations under clause (a)(3) of this Section 4.15 or believes that it is reasonably likely to breach such obligations, it shall immediately notify the Company and shall cooperate in good faith with the Company to modify any ownership or other arrangements or take any other action, in each case, as is necessary to cure or avoid such breach.

(b) Notwithstanding anything in this Agreement, including the provisions of Section 4.15(a)(1), in no event will the Investor or any of its Affiliates be obligated to:

(1) Without limiting clause (b)(2) below, (A) propose or accept any divestiture of any of the Investor’s or any of its Affiliate’s assets, or (B) accept any operational restriction on the Investor’s or any of its Affiliate’s business, or agree to take any action that limits the Investor’s or its Affiliate’s commercial practices in any way (except as they relate to the Company and its Subsidiaries) to obtain any consent, acceptance or approval of any Governmental Entity to consummate the transactions or to satisfy the conditions described in Sections 1.2(c)(2)(v) and (vi) and 1.2(c)(3)(ii) and (iii); or

(2) Propose or agree to accept any term or condition or otherwise modify the terms of this Agreement or any other Transaction Document, including, for the avoidance of doubt, the terms or the amount of the Securities to be delivered by the Company under this Agreement, to obtain any consent, acceptance, approval of any Governmental Entity to the consummation of the transactions contemplated by this Agreement and the other Transaction Documents or to satisfy the conditions described in Sections 1.2(c)(2)(v) and (vi) and 1.2(c)(3)(ii) and (iii) if such term, condition, modification or confirmation would (A) materially adversely affect (with respect to the Investor or its Affiliates) any material term of the transactions, or (B) adversely affect (with respect to the Investor or its Affiliates) any material financial term of the transactions contemplated by this Agreement and the other Transaction Documents.

(c) Notwithstanding anything in this Section 4.15 to the contrary, nothing in this Agreement shall be construed to prohibit or restrict the Company from repurchasing any securities issued by the Company to the United States Department of the Treasury.

ARTICLE V

Termination

5.1 Termination. This Agreement may be terminated prior to the Second Closing:

(a) by mutual written agreement of the Company and the Investor;

(b) by the Company or the Investor, upon written notice to the other parties, in the event that the Second Closing does not occur on or before March 27, 2010 (the “Outside Date”); provided, however, that if a Change in Control occurs on or before January 27, 2010, the Company shall not have the right to terminate this Agreement pursuant to this Section 5.1(b) until the date that is six months after the Outside Date; provided, further, however, that the right to terminate this Agreement pursuant to this Section 5.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Second Closing to occur on or prior to such date;

(c) by the Company or the Investor, upon written notice to the other parties, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable; or

(d) by the Investor, (i) if the Investor or any of its Affiliates receives written notice from or is otherwise advised by the Federal Reserve that the Federal Reserve will not grant (or intends to rescind or revoke if previously granted) any of the written confirmations or determinations described in Section 1.2(c)(2)(v) or (ii) if a Change in Control occurs on or after the date hereof but prior to the Second Closing Date.

5.2 Effects of Termination. In the event of any termination of this Agreement as provided in Section 5.1, this Agreement (other than Section 3.2 (except in the event of termination pursuant to Section 5.1(d)(i)), Section 3.3(b) (except, in respect of any party, in connection with litigation against it by the other party or its Affiliates), Article IV, this Section 5.2 and Article VI and all applicable defined terms, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement or breach of this Agreement prior to any termination hereof.

ARTICLE VI

Miscellaneous

6.1 Survival. Each of the representations and warranties set forth in this Agreement shall survive the Second Closing under this Agreement but only for a period of fifteen months following the Second Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and thereafter shall expire and have no further force and effect; provided that the representations and warranties in Sections 2.2(a), 2.2(b), 2.2(c), 2.2(d), 2.3(a) and 2.3(b) shall survive indefinitely and the representations and warranties in Section 2.2(i) shall survive until the expiration of the applicable statutory periods of limitations. Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

6.2 Amendment. No amendment or waiver of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

6.3 Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party’s obligation to consummate the Second Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

6.4 Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

6.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

6.6 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.7 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

(1)	If to the Investor:

Warburg Pincus Equity Partners, L.P.

450 Lexington Avenue

New York, New York 10017-3140

Attn: Daniel Zilberman

Facsimile: (212) 716-8626

with a copy to (which copy alone shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Mitchell S. Eitel

         Andrew R. Gladin

Facsimile: (212) 558-3588

(2)	If to the Company:

Webster Financial Corporation

Webster Plaza

145 Bank Street

Waterbury, Connecticut 06702

Attn: Gerald P. Plush

         Senior Executive Vice President and Chief Financial Officer/Chief Risk Officer

Facsimile: (203) 755-5539

with copies to (which copy alone shall not constitute notice):

Webster Financial Corporation

Webster Plaza

145 Bank Street

Waterbury, Connecticut 06702

Attn: Harriet Munrett Wolfe

         Executive Vice President, General Counsel and Secretary

Facsimile: (203) 755-5539

and

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019-6150

Attn: Lawrence S. Makow

         Matthew M. Guest

Facsimile: (212) 403-2000

6.8 Entire Agreement, Etc. (a) This Agreement (including the Exhibits, Schedules and Disclosure Schedules hereto) and the Transaction Documents constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof; (b) the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, and with respect to the Investor, its permitted assigns; and (c) this Agreement will not be assignable by operation of law or otherwise (any attempted assignment in contravention hereof being null and void), except that the Investor shall be permitted to assign its rights or obligations hereunder to (i) any Affiliate entity, but only if the transferee agrees in writing for the benefit of the Company (with a copy thereof to be furnished to the Company (any such transferee shall be included in the term “Investor”)); provided, further, that no such assignment shall relieve the Investor of any of its obligations under this Agreement and (ii) as and to the extent provided in Section 4.11. For the avoidance of doubt, the confidentiality agreement, dated as of May 30, 2008, by and between the Company and the Investor, shall be void and supplanted by the terms of this Agreement.

6.9 Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement. When used herein:

(1) the term “subsidiary” means those corporations, banks, savings banks, associations and other persons of which such person owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity;

(2) the term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise;

(3) the word “or” is not exclusive;

(4) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(5) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(6) “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close;

(7) “person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act;

(8) “Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” are defined in Rules 13d-3 and 13d-5 of the Exchange Act; and

(9) “to the knowledge of the Company” or “Company’s knowledge” means the actual knowledge of the officers of the Company listed on Schedule 6.9(9).

6.10 Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

6.11 Severability. If any provision of this Agreement or the application thereof to any person (including, the officers and directors of the Investor and the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

6.12 No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto, any benefit right or remedies, except that the provisions of Sections 4.9 and 4.11 shall inure to the benefit of the persons referred to in those Sections.

6.13 Time of Essence. Time is of the essence in the performance of each and every term of this Agreement.

6.14 Public Announcements. Subject to each party’s disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement or the other Transaction Documents, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which shall not be unreasonably withheld, conditioned or delayed), and each party shall coordinate with the other with respect to any such news release or public disclosure.

6.15 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

* * *

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

WEBSTER FINANCIAL CORPORATION

By:	/s/ JAMES C. SMITH
Name:	James C. Smith
Title:	Chairman and Chief Executive Officer

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By:	Warburg Pincus Partners LLC, its sole member
By:	Warburg Pincus & Co., its managing member

By:	/s/ DAVID COULTER
Name:	David Coulter
Title:	Managing Director

[Signature Page to Investment Agreement]

ANNEX B

CERTIFICATE OF AMENDMENT

OF

SECOND RESTATED CERTIFICATE OF INCORPORATION

OF

WEBSTER FINANCIAL CORPORATION

It is hereby certified that:

FIRST: The name of the Corporation is Webster Financial Corporation (the “Corporation”).

SECOND: Subsection 2 of Article 10 of the Second Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“Subsection 2. [Intentionally Omitted.]”

THIRD: The foregoing amendment to the Second Restated Certificate of Incorporation was duly adopted at a meeting of the Board of Directors of the Corporation.

FOURTH: The foregoing amendment to the Second Restated Certificate of Incorporation has been adopted by the stockholders of the Corporation at a special meeting duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute and by the Second Restated Certificate of Incorporation were voted in favor of the amendment.

FIFTH: The foregoing amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Webster Financial Corporation has caused this Certificate of Amendment to be duly executed by its Secretary as of                     ,         .

WEBSTER FINANCIAL CORPORATION

By:
Name:	Harriet Munrett Wolfe
Title:	Secretary

B-1

ANNEX C

CERTIFICATE OF DESIGNATIONS

OF

PERPETUAL PARTICIPATING PREFERRED STOCK, SERIES C

OF

WEBSTER FINANCIAL CORPORATION

Pursuant to Section 151(g) of the

General Corporation Law

of the State of Delaware

WEBSTER FINANCIAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Sections 103, 141 and 151(g) of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

The board of directors of the Company (the “Board of Directors”) or an applicable committee of the Board of Directors, in accordance with the Certificate of Incorporation and the By-laws of the Company and applicable law, adopted the following resolution on July 25, 2009, creating a series of 167,389 shares of Preferred Stock of the Company designated as “Perpetual Participating Preferred Stock, Series C”.

RESOLVED, that pursuant to the provisions of the Certificate of Incorporation and the By-laws of the Company and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Company be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Section 1. Designation and Number of Shares.    There is hereby created out of the authorized and unissued shares of preferred stock of the Company a series of preferred stock designated as the “Perpetual Participating Preferred Stock, Series C” (the “Series C Preferred Stock”). The number of shares constituting such series shall be 167,389. The Series C Preferred Stock shall have a par value of $0.01 per share.

Section 2. Ranking.    The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) on a parity with the Series A Non-Cumulative Perpetual Convertible Preferred Stock of the Company, the Fixed Rate Cumulative Perpetual Preferred Stock, Series B, of the Company, Series D Preferred Stock and with each other class or series of equity securities of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as “Parity Securities”), and (ii) senior to the Company’s common stock, par value $0.01 per share (the “Common Stock”) and each other class or series of capital stock outstanding or established after the Effective Date by the Company the terms of which expressly provide that it ranks junior to the Series C Preferred Stock as to dividend rights and/or as to rights on liquidation, winding-up and dissolution of the Company (collectively referred to as “Junior Securities”). The Company has the right to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders.

Section 3. Definitions.    Unless the context or use indicates another meaning or intent, the following terms shall have the following meanings, whether used in the singular or the plural:

(a) “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control”

(including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

(b) “Adjusted Liquidation Preference” has the meaning set forth in Section 5(a).

(c) “Applicable Conversion Price” means the Conversion Price in effect at any given time.

(d) “Approvals Date” means, with respect to the shares of Series C Preferred Stock of any Holder, the day that is the fifth Business Day after the day on which all of the following conditions shall have been satisfied: (a) the Company shall have obtained all of the Stockholder Approvals; and (b) such Holder shall have obtained the Regulatory Approvals, if any.

(e) “Base Price” means $10.00.

(f) “Base Value” means the product of (x) the Base Price and (y) 100.

(g) “Board of Directors” means the board of directors of the Company.

(h) “Business Day” means any day other than a Saturday, Sunday or any other day on which banks in the State of New York are generally required or authorized by law to be closed.

(i) “By-laws” means the By-laws of the Company as may be amended from time to time.

(j) “Certificate of Designations” means this Certificate of Designations of Perpetual Participating Preferred Stock, Series C, of Webster Financial Corporation, dated July 27, 2009.

(k) “Certificate of Incorporation” means the Second Restated Certificate of Incorporation of the Company, as may be amended from time to time.

(l) “Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

For purposes of this Certificate of Designations, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange shall be such closing sale price and last reported sale price as reflected on the website of the New York Stock Exchange (http://www.nyse.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the New York Stock Exchange and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the New York Stock Exchange shall govern. If a Reorganization Event has occurred and (1) the Exchange Property consists only of shares of common stock, the “Closing Price” shall be based on the closing sale price per share of such common stock; (2) the Exchange Property consists only of cash, the “Closing Price” shall be the cash amount paid per share; and (3) the Exchange

Property consists of securities, cash and/or other property, the “Closing Price” shall be based on the sum, as applicable, of (x) the closing sale price of such common stock, (y) the cash amount paid per share and (z) the value (as determined by the Board of Directors, acting in good faith, from time to time) of any other securities or property paid to the holders of the Common Stock in connection with the Reorganization Event.

(m) “Common Stock” has the meaning set forth in Section 2.

(n) “Company” means Webster Financial Corporation, a Delaware corporation.

(o) “Conversion Date” means a Mandatory Conversion Date or a Reorganization Conversion Date.

(p) “Conversion Price” means for each share of Series C Preferred Stock, the Base Price, subject to adjustment as set forth herein.

(q) “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the ten (10) consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(r) “Deemed Conversion Dividend” has the meaning set forth in Section 4(b).

(s) “Effective Date” means the date on which shares of the Series C Preferred Stock are first issued.

(t) “Exchange Property” has the meaning set forth in Section 11(a).

(u) “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(v) “Holder” means the Person in whose name the shares of the Series C Preferred Stock are registered, which may be treated by the Company as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.

(w) “Investment Agreement” means the Investment Agreement, dated as of July 27, 2009 between the Company and the Investor, including all schedules and exhibits thereto.

(x) “Investor” means Warburg Pincus Private Equity X, L.P., a Delaware limited partnership.

(y) “Junior Securities” has the meaning set forth in Section 2.

(z) “Liquidation Preference” means, as to the Series C Preferred Stock, $0.01 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series C Preferred Stock).

(aa) “Mandatory Conversion Date” means, with respect to the shares of Series C Preferred Stock of any Holder, the Approvals Date; provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(bb) “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).

(cc) “Ownership Limit” means at the time of determination, 24.9% of any class of Voting Securities of the Company outstanding at such time. Any calculation of a Holder’s percentage ownership of the outstanding Voting Securities of the Company for purposes of this definition shall be made in accordance with the relevant provisions of Regulation Y of the Federal Reserve Board (12 C.F.R. 225 et seq.).

(dd) “Parity Securities” has the meaning set forth in Section 2.

(ee) “Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

(ff) “Preferred Stock” means any and all series of preferred stock of the Company, including the Series C Preferred Stock.

(gg) “Record Date” has the meaning set forth in Section 4(d).

(hh) “Regulatory Approvals” means, as to any Holder, to the extent applicable and required to permit such Holder to convert such Holder’s shares of Series C Preferred Stock into Common Stock and to own such Common Stock without such Holder being in violation of applicable law, rule or regulation, the receipt or making of approvals and authorizations of, filings and registrations with, notifications to, or determinations by any U.S. federal, state or foreign governmental authority or self-regulatory organization, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(ii) “Reorganization Conversion Date” means, with respect to the shares of Series C Preferred Stock of any Holder, the date of the consummation of the Reorganization Event or, if later, the first date on which all Regulatory Approvals with respect to the conversion of such shares shall have been obtained or made; provided, however, that if a Reorganization Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Reorganization Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(jj) “Reorganization Event” has the meaning set forth in Section 11(a).

(kk) “Series C Preferred Stock” has the meaning set forth in Section 1.

(ll) “Series D Preferred Stock” means the Non-Voting Perpetual Participating Preferred Stock, Series D, of the Company.

(mm) “Stockholder Approvals” means the receipt of all approvals of the stockholders of the Company necessary to (i) approve the issuance by the Company of all of the shares of Common Stock into which all authorized shares of the Series C Preferred Stock are convertible for purposes of Section 312.03 of the NYSE Listed Company Manual; and (ii) obtain such approval for purposes of Article 10 of the Certificate of Incorporation as is required to permit any Holder to hold the shares of Common Stock issuable upon the conversion of the Series C Preferred Stock (together with any shares of Common Stock held by such Holder prior to any such conversion) without restrictions arising under such Article 10.

(nn) “Trading Day” means a day on which the shares of Common Stock:

(i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

(oo) “Voting Securities” means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

(pp) “Widely Dispersed Offering” means (a) a widespread public distribution, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the Investor.

Section 4. Dividends.    (a) From and after the Effective Date and prior to the Meeting End Date (as defined in the Investment Agreement), Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of the funds legally available therefor, non-cumulative cash dividends in the amount determined as set forth in Section 4(b)(i), and no more. From and after the Meeting End Date (as defined in the Investment Agreement), Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of the funds legally available therefor, non-cumulative cash dividends in the amount determined as set forth in Section 4(b)(ii), and no more.

(b) (i) Subject to Section 4(a), if the Board of Directors or a duly authorized committee of the Board of Directors declares and pays a cash dividend in respect of Common Stock, then the Board of Directors or such duly authorized committee of the Board of Directors shall declare and pay to the Holders of the Series C Preferred Stock, on the same dates on which such cash dividend is declared or paid, as applicable, on the Common Stock, a cash dividend in an amount per share of Series C Preferred Stock (such amount, the “Deemed Conversion Dividend”) equal to the product of (x) the per share dividend declared and paid in respect of each share of Common Stock and (y) the number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible, assuming the occurrence of the Stockholder Approvals and the Regulatory Approvals, if any.

(ii) Subject to Section 4(a), the Board of Directors or a duly authorized committee of the Board of Directors shall declare and pay to the Holders of the Series C Preferred Stock, on the same dates on which cash dividends are declared or paid, as applicable, on the Common Stock (and in the event that cash dividends are not declared or paid on the Common Stock in any given quarter, once per quarter in accordance with Section 4(c)), a quarterly cash dividend in an amount per share of Series C Preferred Stock equal to the greater of (i) the Deemed Conversion Dividend with respect to such share of Series C Preferred Stock and (ii) an accrued amount, at an annual rate equal to 8%, calculated with respect to the Base Value of such share of Series C Preferred Stock.

(c) Dividends payable pursuant to Section 4(b) shall be payable on the same date that dividends are payable to holders of shares of Common Stock, and in the case of Section 4(b)(ii), if no dividends are payable to holders of shares of Common Stock, then, without duplication, on March 15, June 15, September 15 and December 15 of each year commencing on March 15, 2010. No dividends shall be payable to holders of shares of Common Stock unless the full dividends contemplated by Section 4(b) are paid at the same time in respect of the Series C Preferred Stock.

(d) Each dividend will be payable to Holders of record as they appear in the records of the Company at the close of business on the same record date (each, a “Record Date”), which shall be the same day as the record date for the payment of the corresponding dividends to the holders of shares of Common Stock.

(e) Dividends on the Series C Preferred Stock are non-cumulative. Without limiting the provisions set forth in Section 7(b), if the Board of Directors does not declare a dividend on the Series C Preferred Stock in respect of any dividend period, the Holders will have no right to receive any dividend for such dividend period, and the Company will have no obligation to pay a dividend for such dividend period, whether or not dividends are declared and paid for any future dividend period with respect to the Series C Preferred Stock or the Common Stock or any other class or series of the Preferred Stock.

(f) So long as any share of Series C Preferred Stock remains outstanding, (1) no dividend shall be declared and paid or set aside for payment and no distribution shall be declared and made or set aside for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) and (2) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired for consideration by the Company, directly or indirectly, unless the dividend to be due on the shares of Series C Preferred Stock upon payment of such dividend, distribution, redemption, purchase or other acquisition is contemporaneously declared and paid in full (or has been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Series C Preferred Stock on the applicable Record Date). The foregoing limitations shall not apply to (i) redemptions, purchases or other acquisitions of shares of Junior Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan; (ii) any declaration of a dividend in connection with any stockholders’ rights plan, or the issuance of rights, stock or other property under any stockholders’ rights plan, or the redemption or repurchase of rights pursuant thereto; and (iii) conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of the Junior Securities. However, the foregoing provisions shall not restrict the ability of any Affiliate of the Company to engage in any market making transactions in Junior Securities in the ordinary course of business.

(g) So long as any shares of Series C Preferred Stock remain outstanding, no dividends shall be declared or paid or set aside for payment on any Parity Securities for any period unless full dividends on all outstanding shares of Series C Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding shares of Series C Preferred Stock. To the extent the Company declares dividends on the Series C Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Company shall allocate the dividend payments on a pro rata basis among the holders of the shares of Series C Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the pro rata allocation of partial dividend payments, the Company shall allocate those payments so that the respective amounts of those payments bear the same ratio to each other as all accrued and unpaid dividends per share on the Series C Preferred Stock and all Parity Securities bear to each other.

(h) If a Conversion Date with respect to any share of Series C Preferred Stock is prior to the record date for the payment of any dividend on the Common Stock, the Holder of such share of Series C Preferred Stock will not have the right to receive any corresponding dividends on the Series C Preferred Stock. If the Conversion Date with respect to any share of Series C Preferred Stock is after the Record Date for any declared dividend and prior to the payment date for that dividend, the Holder thereof shall receive that dividend on the relevant payment date if such Holder was the Holder of record on the Record Date for that dividend.

Section 5. Liquidation.    (a) In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in the amount that is the higher of (i) the Liquidation Preference per share of Series C Preferred Stock and (ii) the Adjusted Liquidation Preference per share of Series C Preferred Stock, in each case, plus an amount equal to any declared but unpaid dividends thereon to and including the date of such liquidation, out of assets legally available for distribution to the Company’s stockholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. “Adjusted Liquidation Preference” means the amount of the liquidating distributions, as determined by the Company (or the trustee or other Person or Persons administering its liquidation, dissolution or winding-up in accordance with applicable law) as of a date that is at least 10 Business Days before the first liquidating distribution is made on Series C Preferred Stock, that would be made on the number of shares of Common Stock equal to the Base Value divided by the Applicable Conversion Price if all of the outstanding shares of Series C Preferred Stock had been converted into Common Stock on such date of determination and prior to any liquidating distribution having been made on shares of Series C Preferred Stock. The Company shall notify each Holder of the amount it has calculated as the Adjusted Liquidation Preference per share of Series C Preferred Stock by first-class mail, postage prepaid, addressed to the Holders at their respective last addresses appearing on the books of the Company. Such mailing shall be made not later than five Business Days before the first liquidating distribution is made on shares of Series C Preferred Stock.

(b) In the event the assets of the Company available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series C Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c) The Company’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Company, or the sale of all or substantially all of the Company’s property or business will not constitute its liquidation, dissolution or winding-up.

Section 6. Maturity.    The Series C Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Designations.

Section 7. Redemptions.

(a) Redemption. The shares of Series C Preferred Stock are not redeemable.

(b) No Sinking Fund. The Series C Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series C Preferred Stock will have no right to require redemption of any shares of Series C Preferred Stock.

Section 8. Conversion.

(a) Mandatory Conversion. Subject to Section 8(b), effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series C Preferred Stock of a Holder, such Holder’s shares of Series C Preferred Stock shall automatically convert into shares of Common Stock as set forth below. The number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible shall be determined by dividing the Base Value by the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof), plus cash in lieu of fractional shares in accordance with Section 13 hereof.

(b) Beneficial Ownership. Notwithstanding anything to the contrary contained herein, a Holder of Series C Preferred Stock will be entitled to receive shares of Common Stock upon any conversion of Series C Preferred Stock pursuant to this Section 8 or Section 11 to the extent (but only to the extent) that at such time such Holder (i) does not own, and is not deemed for applicable bank regulatory purposes to own, securities of the Company in excess of the Ownership Limit, or (ii) transfers such shares of Series C Preferred Stock in a Widely Dispersed Offering, upon which transfer such shares of Series C Preferred Stock shall be immediately convertible into such shares of Common Stock by the transferee. If any delivery of shares of Common Stock owed to a Holder upon conversion of Series C Preferred Stock is not made, in whole or in part, as a result of the foregoing limitations, the Company’s obligation to make such delivery shall not be extinguished and the Company shall, at the option of the Holder, (i) deliver such shares as promptly as practicable after any such converting Holder gives notice to the Company that the requirements of this Section 8(b)(ii) are met or (ii) deliver shares of Series D Preferred Stock in lieu of such shares of Common Stock concurrently upon Conversion of Series C Preferred Stock by a Holder. For the avoidance of doubt, these limitations shall not limit the number of shares of Series C Preferred Stock the Company may cause to be converted, or otherwise constrain in any way the Company’s ability to exercise its right to cause Series C Preferred Stock to be converted, pursuant to Section 9.

Section 9. Conversion Procedures.

(a) Each Holder shall, promptly upon receipt of each Regulatory Approval applicable to such Holder, provide written notice to the Company of such receipt. Upon occurrence of the Mandatory Conversion Date with respect to shares of any Holder, the Company shall provide notice of such conversion to such Holder (such notice a “Notice of Mandatory Conversion”). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

(i) the Mandatory Conversion Date applicable to such Holder;

(ii) the number of shares of Common Stock to be issued upon conversion of each share of Series C Preferred Stock held of record by such Holder and subject to such mandatory conversion; and

(iii) the place or places where certificates for shares of Series C Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock.

(b) In the event that such Holder fails to surrender the required number of shares pursuant to this Section 9 within 30 days after delivery of the Mandatory Conversion Date, the Company shall, by written notice to such Holder, indicate which shares have been converted pursuant to Section 8.

(c) Effective immediately prior to the close of business on any Conversion Date with respect to any share of Series C Preferred Stock, dividends shall no longer be declared on any such converted share of Series C Preferred Stock and such share of Series C Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive any declared and unpaid dividends on such share to the extent provided in Section 4(h) and any other payments to which such Holder is otherwise entitled pursuant to Section 8, Section 11 or Section 13 hereof, as applicable.

(d) No allowance or adjustment, except pursuant to Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on any Conversion Date with respect to any share of Series C Preferred Stock. Prior to the close of business on the Conversion Date with respect to any share of Series C Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series C Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series C Preferred Stock.

(e) Shares of Series C Preferred Stock duly converted in accordance with Section 8 or 11 of this Certificate of Designations will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance. The Company may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock; provided, however, that the Company shall not take any such action if such action would reduce the authorized number of shares of Series C Preferred Stock below the number of shares of Series C Preferred Stock then outstanding.

(f) The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series C Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the applicable Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series C Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Company shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(g) On the Mandatory Conversion Date with respect to any share of Series C Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder’s designee upon presentation and surrender of the certificate evidencing the Series C Preferred Stock to the Company and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

Section 10. Anti-Dilution Adjustments.

(a) The Conversion Price shall be subject to the following adjustments.

(i) Stock Dividends and Distributions. If the Company pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0
OS1
Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1	=

the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.

(ii) Subdivisions, Splits and Combination of the Common Stock. If the Company subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

    OS0

OS1

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1	=	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

(iii) Issuance of Stock Purchase Rights. If the Company issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them, for a period of up to 45 days from the date of issuance of such rights or warrants, to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

    OS0 + Y

OS0 + X

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X	=	the total number of shares of Common Stock issuable pursuant to such rights or warrants.

Y	=

the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants.

For the purposes of this clause (iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors).

(iv) Debt or Asset Distributions. If the Company distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any rights or warrants referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Company or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

    SP0 – FMV

SP0

Where,

SP0	=	the Current Market Price per share of Common Stock on such date.

FMV	=

the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors, provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which such distribution is made to holders of Common Stock, for each share of Preferred Stock, the amount of such distribution such Holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Price on the Ex-Date for such distribution.

In a “spin-off”, where the Company makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will be adjusted on the fifteenth Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such fifteenth Trading Day by the following fraction:

      MP0

MP0 + MPs

Where,

MP0	=	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.

MPs	=

the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors.

In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

(v) Cash Distributions. If the Company makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Series C Preferred Stock pursuant to Section 4(b), (b) any cash that is distributed in a Reorganization Event or as part of a “spin-off” referred to in clause (iv) above, (c) any dividend or distribution in connection with the Company’s liquidation, dissolution or winding-up, and (d) any consideration payable in connection with a tender or exchange offer made by the Company or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

  SP0 – DIV

SP0

Where,

SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

DIV	=	the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this paragraph (v).

In the event that any distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “DIV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Preferred Stock, the amount of cash such Holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Price on the Ex-Date for such distribution.

(vi) Self Tender Offers and Exchange Offers. If the Company or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

        OS0 x SP 0

AC + (SP0 x OS1)

Where,

SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0	=	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1	=	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer.

AC	=	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

In the event that the Company, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.

(vii) Rights Plans. To the extent that the Company has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Company had made a distribution to all holders of the Common Stock as described in clause (iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(b) The Company may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

(c) (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii) No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series C Preferred Stock (including without limitation pursuant to Section 4(b) hereof), without having to convert the Series C Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series C Preferred Stock may then be converted.

(iii) The Applicable Conversion Price shall not be adjusted:

(A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

(B) upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries;

(C) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series C Preferred Stock were first issued and not substantially amended thereafter;

(D) for a change in the par value or no par value of Common Stock; or

(E) for accrued and unpaid dividends on the Series C Preferred Stock.

(d) Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Company shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) hereof (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

Section 11. Reorganization Events.    (a) In the event that, prior to the Mandatory Conversion Date with respect to the shares of Series C Preferred Stock of any Holder, there occurs:

(i) any consolidation, merger or other similar business combination of the Company with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Company, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

(iii) any reclassification of the Common Stock into securities including securities other than the Common Stock; or

(iv) any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 11(a), a “Reorganization Event”); then, subject to Section 8(b), each share of such Holder’s Series C Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but each Holder shall have the right, at its option, subject to the terms and provisions of this Section 11, to convert any or all of such Holder’s shares of Series C Preferred Stock, effective as of the close of business on the Reorganization Conversion Date (with the term “Regulatory Approval” applied for such purpose, as applicable, to the surviving entity in such Reorganization Event and its securities included in the Exchange Property (as defined below)), into the type and amount of securities, cash and other property receivable in such Reorganization Event by the Holder (other than a counterparty to the Reorganization Event or an Affiliate of such counterparty) in respect of each such share of Series C Preferred Stock equal to the number of shares of Common Stock into which one share of Series C Preferred Stock would then be convertible assuming that a Mandatory Conversion Date in respect of such shares of Series C Preferred Stock had occurred (such securities, cash and other property, the “Exchange Property”). In the event that a Reorganization Event referenced in Section 11(a) involves common stock as all or part of the consideration being offered in a fixed exchange ratio transaction, the fair market value per share of such common stock shall be determined by reference to the average of the closing prices of such common stock for the ten Trading Day period ending immediately prior to the consummation of such Reorganization Event.

(b) The conversion right of a Holder of Series C Preferred Stock pursuant to this Section 11 shall be exercised by the Holder by the surrender of the certificates representing the shares to be converted to the Company or to the transfer agent for the Company, accompanied by a notice of reorganization conversion, no later than the tenth day following the date of delivery to each Holder of a notice from the Company of the expected consummation or the consummation of a Reorganization Event.

(i) Immediately prior to the close of business on the Reorganization Conversion Date, each converting Holder of Series C Preferred Stock shall be deemed to be the Holder of record of the number of shares of Common Stock deemed to be issuable upon conversion of such Holder’s Series C Preferred Stock in accordance with clause (i) or (ii) of Section 11(a), notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person.

(ii) Upon notice from the Company, each Holder of Series C Preferred Stock so converted shall promptly surrender to the Company or its transfer agent certificates representing the shares so converted (if not previously delivered), duly endorsed in blank or accompanied by proper instruments of transfer.

(c) In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in connection with any Reorganization Event, the consideration that the Holders are entitled to receive shall be deemed to be the types and amounts of consideration received by the majority of the holders of the shares of Common Stock that affirmatively make an election.

(d) The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Company (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(e) The Company (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(f) The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.

Section 12. Voting Rights.    (a) Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.

(b) So long as any shares of Series C Preferred Stock are outstanding, the vote or consent of the Holders of two-thirds of the shares of Series C Preferred Stock at the time outstanding voting as a single class with all other classes and series of Parity Securities having similar voting rights then outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating, whether or not such approval is required by Delaware law:

(i) any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Certificate of Incorporation to authorize or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Company’s capital stock ranking prior to the Series C Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding-up of the Company;

(ii) any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or the By-laws that would alter or change the rights, preferences or privileges of the Series C Preferred Stock so as to affect them adversely; or

(iii) the consummation of a binding share exchange or reclassification involving the Series C Preferred Stock or a merger or consolidation of the Company with another entity, except that Holders will have no right to vote under this provision or under Delaware law if the Company shall have complied with Section 11(e) with respect to such transaction;

provided, however, that any increase in the amount of the authorized Preferred Stock or any securities convertible into Preferred Stock or the creation and issuance, or an increase in the authorized or issued amount, of any series of Preferred Stock or any securities convertible into preferred stock ranking equally with and/or junior to the Series C Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Company’s liquidation, dissolution or winding-up will not, in and of itself, be deemed to adversely affect the voting powers, preferences or special rights of the Series C Preferred Stock and, notwithstanding any provision of Delaware law, Holders will have no right to vote solely by reason of such an increase, creation or issuance.

Each holder of Series C Preferred Stock will have one vote per share on any matter on which holders of Series C Preferred Stock are entitled to vote, including any action by written consent.

If an amendment, alteration, repeal, share exchange, reclassification, merger or consolidation described above would adversely affect one or more but not all series of Preferred Stock with like voting rights (including the Series C Preferred Stock for this purpose), then only the series affected and entitled to vote shall vote as a class in lieu of all such series of Preferred Stock.

(c) Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series C Preferred Stock shall have been converted into shares of Common Stock.

Section 13. Fractional Shares.

(a) No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series C Preferred Stock.

(b) In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Company shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

(c) If more than one share of the Series C Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered.

Section 14.    Reservation of Common Stock.

(a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Company, solely for issuance upon the conversion of shares of Series C Preferred Stock as provided in this Certificate of Designations, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding, assuming that the Applicable Conversion Price equaled the Base Price. For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series C Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b) Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of shares of Series C Preferred Stock, as herein provided, shares of Common Stock acquired by the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(c) All shares of Common Stock delivered upon conversion of the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(d) Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of the Series C Preferred Stock, the Company shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e) The Company hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series C Preferred Stock.

Section 15. Repurchases of Junior Securities.    For as long as the Series C Preferred Stock remains outstanding, the Company shall not redeem, purchase or acquire any of its Junior Securities, other than (i) redemptions, purchases or other acquisitions of Junior Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan, (ii) conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of the Junior Securities, (iii) redemptions, purchases or other acquisitions of securities issued to the U.S. Department of the Treasury in connection with the Troubled Asset Relief Program, and (iv) as a result of reclassification of Junior Securities for or into other Junior Securities. The foregoing provisions shall not restrict the ability of any Affiliate of the Company to engage in any market making transactions in Junior Securities in the ordinary course of business.

Section 16. Replacement Certificates.

(a) The Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Company. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Company.

(b) The Company shall not be required to issue any certificates representing the Series C Preferred Stock on or after a Conversion Date. In place of the delivery of a replacement certificate following a Conversion Date, the Company, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Series C Preferred Stock formerly evidenced by the certificate.

Section 17. Miscellaneous.

(a) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (i) if to the Company, to its office at 145 Bank Street, Waterbury, CT 06702, Attention Gerald P. Plush, Senior Executive Vice President and Chief Financial Officer/Chief Risk Officer, with a copy to the Company’s legal department at 145 Bank Street, Waterbury, CT 06702, Attention Harriet Munrett Wolfe, Executive Vice President, General Counsel and Secretary, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company, or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

(b) The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or shares of Common Stock or other securities issued on account of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series C Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(c) No share of Series C Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

(d) The shares of Series C Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.

RESOLVED, that all actions taken by the officers and directors of the Company or any of them in connection with the foregoing resolutions through the date hereof be, and they hereby are, ratified and approved.

IN WITNESS WHEREOF, WEBSTER FINANCIAL CORPORATION has caused this Certificate of Designations to be signed by James C. Smith, its Chairman and Chief Executive Officer, and its Corporate Seal to be hereunder affixed this 27th day of July, 2009.

WEBSTER FINANCIAL CORPORATION

By:	/s/ JAMES C. SMITH
James C. Smith Chairman and Chief Executive Officer

ANNEX D

CERTIFICATE OF DESIGNATIONS

OF

NON-VOTING PERPETUAL PARTICIPATING PREFERRED STOCK, SERIES D

OF

WEBSTER FINANCIAL CORPORATION

Pursuant to Section 151(g) of the

General Corporation Law

of the State of Delaware

WEBSTER FINANCIAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Sections 103, 141 and 151(g) of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

The board of directors of the Company (the “Board of Directors”) or an applicable committee of the Board of Directors, in accordance with the Certificate of Incorporation and the By-laws of the Company and applicable law, adopted the following resolution on July 25, 2009, creating a series of 86,250 shares of Preferred Stock of the Company designated as “Perpetual Participating Preferred Stock, Series D”.

RESOLVED, that pursuant to the provisions of the Certificate of Incorporation and the By-laws of the Company and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Company be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Section 1. Designation and Number of Shares.    There is hereby created out of the authorized and unissued shares of preferred stock of the Company a series of preferred stock designated as the “Non-Voting Perpetual Participating Preferred Stock, Series D” (the “Series D Preferred Stock”). The number of shares constituting such series shall be 86,250. The Series D Preferred Stock shall have a par value of $0.01 per share.

Section 2. Ranking.    The Series D Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) on a parity with the Series A Non-Cumulative Perpetual Convertible Preferred Stock of the Company, the Fixed Rate Cumulative Perpetual Preferred Stock, Series B, of the Company, Series C Preferred Stock and with each other class or series of equity securities of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series D Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as “Parity Securities”), and (ii) senior to the Company’s common stock, par value $0.01 per share (the “Common Stock”) and each other class or series of capital stock outstanding or established after the Effective Date by the Company the terms of which expressly provide that it ranks junior to the Series D Preferred Stock as to dividend rights and/or as to rights on liquidation, winding-up and dissolution of the Company (collectively referred to as “Junior Securities”). The Company has the right to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders.

Section 3. Definitions.    Unless the context or use indicates another meaning or intent, the following terms shall have the following meanings, whether used in the singular or the plural:

(a) “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

(b) “Adjusted Liquidation Preference” has the meaning set forth in Section 5(a).

(c) “Applicable Conversion Price” means the Conversion Price in effect at any given time.

(d) “Base Price” means $10.00.

(e) “Base Value” means the product of (x) the Base Price and (y) 100.

(f) “Board of Directors” means the board of directors of the Company.

(g) “Business Day” means any day other than a Saturday, Sunday or any other day on which banks in the State of New York are generally required or authorized by law to be closed.

(h) “By-laws” means the By-laws of the Company as may be amended from time to time.

(i) “Certificate of Designations” means this Certificate of Designations of Non-Voting Perpetual Participating Preferred Stock, Series D, of Webster Financial Corporation, dated July 27, 2009.

(j) “Certificate of Incorporation” means the Second Restated Certificate of Incorporation of the Company, as may be amended from time to time.

(k) “Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

For purposes of this Certificate of Designations, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange shall be such closing sale price and last reported sale price as reflected on the website of the New York Stock Exchange (http://www.nyse.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the New York Stock Exchange and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the New York Stock Exchange shall govern. If a Reorganization Event has occurred and (1) the Exchange Property consists only of shares of common stock, the “Closing Price” shall be based on the closing sale price per share of such common stock; (2) the Exchange Property consists only of cash, the “Closing Price” shall be the cash amount paid per share; and (3) the Exchange

Property consists of securities, cash and/or other property, the “Closing Price” shall be based on the sum, as applicable, of (x) the closing sale price of such common stock, (y) the cash amount paid per share and (z) the value (as determined by the Board of Directors, acting in good faith, from time to time) of any other securities or property paid to the holders of the Common Stock in connection with the Reorganization Event.

(l) “Common Stock” has the meaning set forth in Section 2.

(m) “Company” means Webster Financial Corporation, a Delaware corporation.

(n) “Conversion Date” means a Mandatory Conversion Date or a Reorganization Conversion Date.

(o) “Conversion Price” means for each share of Series D Preferred Stock, the Base Price, subject to adjustment as set forth herein.

(p) “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the ten (10) consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(q) “Deemed Conversion Dividend” has the meaning set forth in Section 4(b).

(r) “Effective Date” means the date on which shares of the Series D Preferred Stock are first issued.

(s) “Exchange Property” has the meaning set forth in Section 11(a).

(t) “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(u) “Holder” means the Person in whose name the shares of the Series D Preferred Stock are registered, which may be treated by the Company as the absolute owner of the shares of Series D Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.

(v) “Investment Agreement” means the Investment Agreement, dated as of July 27, 2009 between the Company and the Investor, including all schedules and exhibits thereto.

(w) “Investor” means Warburg Pincus Private Equity X, L.P., a Delaware limited partnership.

(x) “Junior Securities” has the meaning set forth in Section 2.

(y) “Liquidation Preference” means, as to the Series D Preferred Stock, $0.01 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series D Preferred Stock).

(z) “Mandatory Conversion Date” means, with respect to the shares of Series D Preferred Stock of the Investor so transferred, the consummation of the transfer by the Investor of Series D Preferred Stock to third parties in a Widely Dispersed Offering (or, if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event); provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(aa) “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).

(bb) “Parity Securities” has the meaning set forth in Section 2.

(cc) “Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

(dd) “Preferred Stock” means any and all series of preferred stock of the Company, including the Series D Preferred Stock.

(ee) “Record Date” has the meaning set forth in Section 4(d).

(ff) “Regulatory Approvals” means, as to any Holder, to the extent applicable and required to permit such Holder to convert such Holder’s shares of Series D Preferred Stock into Common Stock and to own such Common Stock without such Holder being in violation of applicable law, rule or regulation, receipt or making of approvals and authorizations of, filings and registrations with, notifications to, or determinations by any U.S. federal, state or foreign governmental authority or self-regulatory organization, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(gg) “Reorganization Conversion Date” means, with respect to the shares of Series D Preferred Stock of any Holder, the date of the consummation of the Reorganization Event or, if later, the first date on which all Regulatory Approvals with respect to the conversion of such shares shall have been obtained or made; provided, however, that if a Reorganization Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Reorganization Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(hh) “Reorganization Event” has the meaning set forth in Section 11(a).

(ii) “Series C Preferred Stock” means the Perpetual Participating Preferred Stock, Series C, of the Company.

(jj) “Series D Preferred Stock” has the meaning set forth in Section 1.

(kk) “Stockholder Approvals” means the receipt of all approvals of the stockholders of the Company necessary to (i) approve the issuance by the Company of all of the shares of Common Stock into which all authorized shares of the Series D Preferred Stock are convertible for purposes of Section 312.03 of the NYSE Listed Company Manual; and (ii) obtain such approval for purposes of Article 10 of the Certificate of Incorporation as is required to permit any Holder to hold the shares of Common Stock issuable upon the conversion of the Series C Preferred Stock (together with any shares of Common Stock held by such Holder prior to any such conversion) without restrictions arising under such Article 10.

(ll) “Trading Day” means a day on which the shares of Common Stock:

(i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

(mm) “Voting Securities” means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

(nn) “Widely Dispersed Offering” means (a) a widespread public distribution, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the Investor.

Section 4. Dividends.    (a) From and after the Effective Date and prior to the Meeting End Date (as defined in the Investment Agreement), Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of the funds legally available therefor, non-cumulative cash dividends in the amount determined as set forth in Section 4(b)(i), and no more. From and after the Meeting End Date (as defined in the Investment Agreement), Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of the funds legally available therefor, non-cumulative cash dividends in the amount determined as set forth in Section 4(b)(ii), and no more; provided that from and after such time as Stockholder Approvals are obtained, Holders shall be entitled to receive, when, as and if declared by the

Board of Directors or a duly authorized committee of the Board of Directors, out of the funds legally available therefor, non-cumulative cash dividends in the amount determined as set forth in Section 4(b)(i), and no more.

(b) (i) Subject to Section 4(a), if the Board of Directors or a duly authorized committee of the Board of Directors declares and pays a cash dividend in respect of Common Stock, then the Board of Directors or such duly authorized committee of the Board of Directors shall declare and pay to the Holders of the Series D Preferred Stock, on the same dates on which such cash dividend is declared or paid, as applicable, on the Common Stock, a cash dividend in an amount per share of Series D Preferred Stock (such amount, the “Deemed Conversion Dividend”) equal to the product of (x) the per share dividend declared and paid in respect of each share of Common Stock and (y) the number of shares of Common Stock into which such share of Series D Preferred Stock is then convertible, assuming the occurrence of the Stockholder Approvals and the Regulatory Approvals, if any.

(ii) Subject to Section 4(a), the Board of Directors or a duly authorized committee of the Board of Directors shall declare and pay to the Holders of the Series D Preferred Stock, on the same dates on which cash dividends are declared or paid, as applicable, on the Common Stock (and in the event that cash dividends are not declared or paid on the Common Stock in any given quarter, once per quarter in accordance with Section 4(c)), a quarterly cash dividend in an amount per share of Series D Preferred Stock equal to the greater of (i) the Deemed Conversion Dividend with respect to such share of Series D Preferred Stock and (ii) an accrued amount, at an annual rate equal to 8%, calculated with respect to the Base Value of such share of Series D Preferred Stock.

(c) Dividends payable pursuant to Section 4(b) shall be payable on the same date that dividends are payable to holders of shares of Common Stock, and in the case of Section 4(b)(ii), if no dividends are payable to holders of shares of Common Stock, then, without duplication, on March 15, June 15, September 15 and December 15 of each year commencing on March 15, 2010. No dividends shall be payable to holders of shares of Common Stock unless the full dividends contemplated by Section 4(b) are paid at the same time in respect of the Series D Preferred Stock.

(d) Each dividend will be payable to Holders of record as they appear in the records of the Company at the close of business on the same record date (each, a “Record Date”), which shall be the same day as the record date for the payment of the corresponding dividends to the holders of shares of Common Stock.

(e) Dividends on the Series D Preferred Stock are non-cumulative. Without limiting the provisions set forth in Section 7(b), if the Board of Directors does not declare a dividend on the Series D Preferred Stock in respect of any dividend period, the Holders will have no right to receive any dividend for such dividend period, and the Company will have no obligation to pay a dividend for such dividend period, whether or not dividends are declared and paid for any future dividend period with respect to the Series D Preferred Stock or the Common Stock or any other class or series of the Preferred Stock.

(f) So long as any share of Series D Preferred Stock remains outstanding, (1) no dividend shall be declared and paid or set aside for payment and no distribution shall be declared and made or set aside for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) and (2) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired for consideration by the Company, directly or indirectly, unless the dividend to be due on the shares of Series D Preferred Stock upon payment of such dividend, distribution, redemption, purchase or other acquisition is contemporaneously declared and paid in full (or has been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Series D Preferred Stock on the applicable Record Date). The foregoing limitations shall not apply to (i) redemptions, purchases or other acquisitions of shares of Junior Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan; (ii) any declaration of a dividend in connection with any stockholders’ rights plan, or the issuance of rights, stock or other property under any stockholders’ rights plan, or the redemption or repurchase of rights pursuant thereto; and (iii) conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of the Junior Securities. However, the foregoing provisions shall not restrict the ability of any Affiliate of the Company to engage in any market making transactions in Junior Securities in the ordinary course of business.

(g) So long as any shares of Series D Preferred Stock remain outstanding, no dividends shall be declared or paid or set aside for payment on any Parity Securities for any period unless full dividends on all outstanding shares of Series D Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding shares of Series D Preferred Stock. To the extent the Company declares dividends on the Series D Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Company shall allocate the dividend payments on a pro rata basis among the holders of the shares of Series D Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the pro rata allocation of partial dividend payments, the Company shall allocate those payments so that the respective amounts of those payments bear the same ratio to each other as all accrued and unpaid dividends per share on the Series D Preferred Stock and all Parity Securities bear to each other.

(h) If a Conversion Date with respect to any share of Series D Preferred Stock is prior to the record date for the payment of any dividend on the Common Stock, the Holder of such share of Series D Preferred Stock will not have the right to receive any corresponding dividends on the Series D Preferred Stock. If the Conversion Date with respect to any share of Series D Preferred Stock is after the Record Date for any declared dividend and prior to the payment date for that dividend, the Holder thereof shall receive that dividend on the relevant payment date if such Holder was the Holder of record on the Record Date for that dividend.

Section 5. Liquidation.    (a) In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in the amount that is the higher of (i) the Liquidation Preference per share of Series D Preferred Stock and (ii) the Adjusted Liquidation Preference per share of Series D Preferred Stock, in each case, plus an amount equal to any declared but unpaid dividends thereon to and including the date of such liquidation, out of assets legally available for distribution to the Company’s stockholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. “Adjusted Liquidation Preference” means the amount of the liquidating distributions, as determined by the Company (or the trustee or other Person or Persons administering its liquidation, dissolution or winding-up in accordance with applicable law) as of a date that is at least 10 Business Days before the first liquidating distribution is made on Series D Preferred Stock, that would be made on the number of shares of Common Stock equal to the Base Value divided by the Applicable Conversion Price if all of the outstanding shares of Series D Preferred Stock had been converted into Common Stock on such date of determination and prior to any liquidating distribution having been made on shares of Series D Preferred Stock. The Company shall notify each Holder of the amount it has calculated as the Adjusted Liquidation Preference per share of Series D Preferred Stock by first-class mail, postage prepaid, addressed to the Holders at their respective last addresses appearing on the books of the Company. Such mailing shall be made not later than five Business Days before the first liquidating distribution is made on shares of Series D Preferred Stock.

(b) In the event the assets of the Company available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series D Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c) The Company’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Company, or the sale of all or substantially all of the Company’s property or business will not constitute its liquidation, dissolution or winding-up.

Section 6. Maturity.    The Series D Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Designations.

Section 7. Redemptions.

(a) Redemption. The shares of Series D Preferred Stock are not redeemable.

(b) No Sinking Fund. The Series D Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series D Preferred Stock will have no right to require redemption of any shares of Series D Preferred Stock.

Section 8. Conversion.    Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series D Preferred Stock of a Holder, such Holder’s shares of Series D Preferred Stock shall automatically convert into shares of Common Stock as set forth below. The number of shares of Common Stock into which a share of Series D Preferred Stock shall be convertible shall be determined by dividing the Base Value by the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof), plus cash in lieu of fractional shares in accordance with Section 13 hereof.

Section 9. Conversion Procedures.

(a) Each Holder shall promptly provide written notice to the Company of its intent to transfer its Series D Preferred Stock to third parties in a Widely Dispersed Offering. Upon occurrence of the Mandatory Conversion Date with respect to shares of any Holder, the Company shall provide notice of such conversion to such Holder (such notice a “Notice of Mandatory Conversion”). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

(i) the Mandatory Conversion Date applicable to such Holder;

(ii) the number of shares of Common Stock to be issued upon conversion of each share of Series D Preferred Stock held of record by such Holder and subject to such mandatory conversion; and

(iii) the place or places where certificates for shares of Series D Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock.

(b) In the event that such Holder fails to surrender the required number of shares pursuant to this Section 9 within 30 days after delivery of the Mandatory Conversion Date, the Company shall, by written notice to such Holder, indicate which shares have been converted pursuant to Section 8.

(c) Effective immediately prior to the close of business on any Conversion Date with respect to any share of Series D Preferred Stock, dividends shall no longer be declared on any such converted share of Series D Preferred Stock and such share of Series D Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive any declared and unpaid dividends on such share to the extent provided in Section 4(h) and any other payments to which such Holder is otherwise entitled pursuant to Section 8, Section 11 or Section 13 hereof, as applicable.

(d) No allowance or adjustment, except pursuant to Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on any Conversion Date with respect to any share of Series D Preferred Stock. Prior to the close of business on the Conversion Date with respect to any share of Series D Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series D Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series D Preferred Stock.

(e) Shares of Series D Preferred Stock duly converted in accordance with Section 8 or 11 of this Certificate of Designations will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance. The Company may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series D Preferred Stock; provided, however, that the Company shall not take any such action if such action would reduce the authorized number of shares of Series D Preferred Stock below the number of shares of Series D Preferred Stock then outstanding.

(f) The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series D Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the applicable Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series D Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Company shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(g) On the Mandatory Conversion Date with respect to any share of Series D Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder’s designee upon presentation and surrender of the certificate evidencing the Series D Preferred Stock to the Company and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

Section 10. Anti-Dilution Adjustments.

(a) The Conversion Price shall be subject to the following adjustments.

(i) Stock Dividends and Distributions. If the Company pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0
OS1

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1	=

the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.

(ii) Subdivisions, Splits and Combination of the Common Stock. If the Company subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0
OS1

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1	=	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

(iii) Issuance of Stock Purchase Rights. If the Company issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them, for a period of up to 45 days from the date of issuance of such rights or warrants, to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + Y
OS0 + X

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X	=	the total number of shares of Common Stock issuable pursuant to such rights or warrants.

Y	=

the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants.

For the purposes of this clause (iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors).

(iv) Debt or Asset Distributions. If the Company distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any rights or warrants referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Company or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 – FMV
SP0

Where,

SP0	=	the Current Market Price per share of Common Stock on such date.

FMV	=

the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors, provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which such distribution is made to holders of Common Stock, for each share of Preferred Stock, the amount of such distribution such Holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Price on the Ex-Date for such distribution.

In a “spin-off”, where the Company makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will be adjusted on the fifteenth Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such fifteenth Trading Day by the following fraction:

MP0
MP0 + MPs

Where,

MP0	=	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.

MPs	=

the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors.

In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

(v) Cash Distributions. If the Company makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Series D Preferred Stock pursuant to Section 4(b), (b) any cash that is distributed in a Reorganization Event or as part of a “spin-off” referred to in clause (iv) above, (c) any dividend or distribution in connection with the Company’s liquidation, dissolution or winding-up, and (d) any consideration payable in connection with a tender or exchange offer made by the Company or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 – DIV
SP0

Where,

SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

DIV	=	the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this paragraph (v).

In the event that any distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “DIV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Preferred Stock, the amount of cash such Holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Price on the Ex-Date for such distribution.

(vi) Self Tender Offers and Exchange Offers. If the Company or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS0 x SP0
AC + (SP0 x OS1)

Where,

SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0	=	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1	=	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer.

AC	=	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

In the event that the Company, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.

(vii) Rights Plans. To the extent that the Company has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series D

Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Company had made a distribution to all holders of the Common Stock as described in clause (iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(b) The Company may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

(c) (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii) No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series D Preferred Stock (including without limitation pursuant to Section 4(b) hereof), without having to convert the Series D Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series D Preferred Stock may then be converted.

(iii) The Applicable Conversion Price shall not be adjusted:

(A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

(B) upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries;

(C) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series D Preferred Stock were first issued and not substantially amended thereafter;

(D) for a change in the par value or no par value of Common Stock; or

(E) for accrued and unpaid dividends on the Series D Preferred Stock.

(d) Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Company shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) hereof (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

Section 11. Reorganization Events.    (a) In the event that, prior to the Mandatory Conversion Date with respect to the shares of Series D Preferred Stock of any Holder, there occurs:

(i) any consolidation, merger or other similar business combination of the Company with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Company, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

(iii) any reclassification of the Common Stock into securities including securities other than the Common Stock; or

(iv) any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 11(a), a “Reorganization Event”); then each share of such Holder’s Series D Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but each Holder shall have the right, at its option, subject to the terms and provisions of this Section 11, to convert any or all of such Holder’s shares of Series D Preferred Stock, effective as of the close of business on the Reorganization Conversion Date (with the term “Regulatory Approval” applied for such purpose, as applicable, to the surviving entity in such Reorganization Event and its securities included in the Exchange Property (as defined below)), into the type and amount of securities, cash and other property receivable in such Reorganization Event by the Holder (other than a counterparty to the Reorganization Event or an Affiliate of such counterparty) in respect of each such share of Series D Preferred Stock equal to the number of shares of Common Stock into which one share of Series D Preferred Stock would then be convertible assuming that a Mandatory Conversion Date in respect of such shares of Series D Preferred Stock had occurred (such securities, cash and other property, the “Exchange Property”). In the event that a Reorganization Event referenced in Section 11(a) involves common stock as all or part of the consideration being offered in a fixed exchange ratio transaction, the fair market value per share of such common stock shall be determined by reference to the average of the closing prices of such common stock for the ten Trading Day period ending immediately prior to the consummation of such Reorganization Event.

(b) The conversion right of a Holder of Series D Preferred Stock pursuant to this Section 11 shall be exercised by the Holder by the surrender of the certificates representing the shares to be converted to the Company or to the transfer agent for the Company, accompanied by a notice of reorganization conversion, no later than the tenth day following the date of delivery to each Holder of a notice from the Company of the expected consummation or the consummation of a Reorganization Event.

(i) Immediately prior to the close of business on the Reorganization Conversion Date, each converting Holder of Series D Preferred Stock shall be deemed to be the Holder of record of the number of shares of Common Stock deemed to be issuable upon conversion of such Holder’s Series D Preferred Stock in accordance with clause (i) or (ii) of Section 11(a), notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person.

(ii) Upon notice from the Company, each Holder of Series D Preferred Stock so converted shall promptly surrender to the Company or its transfer agent certificates representing the shares so converted (if not previously delivered), duly endorsed in blank or accompanied by proper instruments of transfer.

(c) In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in connection with any Reorganization Event, the consideration that the Holders are entitled to receive shall be deemed to be the types and amounts of consideration received by the majority of the holders of the shares of Common Stock that affirmatively make an election.

(d) The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Company (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(e) The Company (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(f) The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series D Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.

Section 12. Voting Rights.    (a) Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.

(b) So long as any shares of Series D Preferred Stock are outstanding, the vote or consent of the Holders of two-thirds of the shares of Series D Preferred Stock at the time outstanding voting as a single class with all other classes and series of Parity Securities having similar voting rights then outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating, whether or not such approval is required by Delaware law:

(i) any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Certificate of Incorporation to authorize or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Company’s capital stock ranking prior to the Series D Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding-up of the Company;

(ii) any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or the By-laws that would alter or change the rights, preferences or privileges of the Series D Preferred Stock so as to affect them adversely; or

(iii) the consummation of a binding share exchange or reclassification involving the Series D Preferred Stock or a merger or consolidation of the Company with another entity, except that Holders will have no right to vote under this provision or under Delaware law if the Company shall have complied with Section 11(e) with respect to such transaction;

provided, however, that any increase in the amount of the authorized Preferred Stock or any securities convertible into Preferred Stock or the creation and issuance, or an increase in the authorized or issued amount, of any series of Preferred Stock or any securities convertible into preferred stock ranking equally with and/or junior to the Series D Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Company’s liquidation, dissolution or winding-up will not, in and of itself, be deemed to adversely affect the voting powers, preferences or special rights of the Series D Preferred Stock and, notwithstanding any provision of Delaware law, Holders will have no right to vote solely by reason of such an increase, creation or issuance.

Each holder of Series D Preferred Stock will have one vote per share on any matter on which holders of Series D Preferred Stock are entitled to vote, including any action by written consent.

If an amendment, alteration, repeal, share exchange, reclassification, merger or consolidation described above would adversely affect one or more but not all series of Preferred Stock with like voting rights

(including the Series D Preferred Stock for this purpose), then only the series affected and entitled to vote shall vote as a class in lieu of all such series of Preferred Stock.

(c) Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series D Preferred Stock shall have been converted into shares of Common Stock.

Section 13. Fractional Shares.

(a) No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series D Preferred Stock.

(b) In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Company shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

(c) If more than one share of the Series D Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series D Preferred Stock so surrendered.

Section 14. Reservation of Common Stock.

(a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Company, solely for issuance upon the conversion of shares of Series D Preferred Stock as provided in this Certificate of Designations, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series D Preferred Stock then outstanding, assuming that the Applicable Conversion Price equaled the Base Price. For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series D Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b) Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of shares of Series D Preferred Stock, as herein provided, shares of Common Stock acquired by the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(c) All shares of Common Stock delivered upon conversion of the Series D Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(d) Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of the Series D Preferred Stock, the Company shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e) The Company hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series D Preferred Stock.

Section 15. Repurchases of Junior Securities.    For as long as the Series D Preferred Stock remains outstanding, the Company shall not redeem, purchase or acquire any of its Junior Securities, other than

(i) redemptions, purchases or other acquisitions of Junior Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan, (ii) conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of the Junior Securities, (iii) redemptions, purchases or other acquisitions of securities issued to the U.S. Department of the Treasury in connection with the Troubled Asset Relief Program, and (iv) as a result of reclassification of Junior Securities for or into other Junior Securities. The foregoing provisions shall not restrict the ability of any Affiliate of the Company to engage in any market making transactions in Junior Securities in the ordinary course of business.

Section 16. Replacement Certificates.

(a) The Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Company. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Company.

(b) The Company shall not be required to issue any certificates representing the Series D Preferred Stock on or after a Conversion Date. In place of the delivery of a replacement certificate following a Conversion Date, the Company, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Series D Preferred Stock formerly evidenced by the certificate.

Section 17. Miscellaneous.

(a) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (i) if to the Company, to its office at 145 Bank Street, Waterbury, CT 06702, Attention Gerald P. Plush, Senior Executive Vice President and Chief Financial Officer/Chief Risk Officer, with a copy to the Company’s legal department at 145 Bank Street, Waterbury, CT 06702, Attention Harriet Munrett Wolfe, Executive Vice President, General Counsel and Secretary, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company, or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

(b) The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series D Preferred Stock or shares of Common Stock or other securities issued on account of Series D Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series D Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series D Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(c) No share of Series D Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

(d) The shares of Series D Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.

RESOLVED, that all actions taken by the officers and directors of the Company or any of them in connection with the foregoing resolutions through the date hereof be, and they hereby are, ratified and approved.

IN WITNESS WHEREOF, WEBSTER FINANCIAL CORPORATION has caused this Certificate of Designations to be signed by James C. Smith, its Chairman and Chief Executive Officer, and its Corporate Seal to be hereunder affixed this 27th day of July, 2009.

WEBSTER FINANCIAL CORPORATION

By:	/s/ JAMES C. SMITH
James C. Smith
Chairman and Chief Executive Officer

ANNEX E

A-Warrant, Series 1

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN AN INVESTMENT AGREEMENT, DATED AS OF JULY 27, 2009, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

A-WARRANT

to purchase

1,843,100

Shares of Common Stock

dated as of July 27, 2009

Webster Financial Corporation

a Delaware Corporation

Issue Date: July 27, 2009

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Price” means 95% of the greater of the Market Price per share of outstanding Common Stock (A) on the date on which the Company issues or sells any Common Stock other than Excluded Stock and (B) the first date of the announcement of such issuance or sale; provided, however, that in determining the “Applicable Price” with respect to any offering to which Section 13(A) would apply and a stated purpose of which is the repayment or repurchase of securities issued to the U.S. Department of the Treasury on November 21, 2008, the foregoing reference to “95%” shall be replaced with “90%”.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders), shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholder requesting such Appraisal Procedure, except that (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company’s initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

“Beneficial Owner” and “Beneficial Ownership” have the meanings given to such terms in Rules 13d-3 and 13d-5 of the Exchange Act.

“BHC Act” means the Bank Holding Company Act of 1956, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Board” means the Board of Directors of the Company.

“Board Representative” means, for so long as he is employed by or in a similar relationship with the Investor, subject to applicable law, David A. Coulter, or, in the event David A. Coulter is no longer employed by or in a similar relationship with the Investor, or restricted by law or regulatory directive to serve as a member of the Board of Directors, the person designated by the Investor to be elected or appointed to the Board (which, at the option of the Investor, may be David A. Coulter), which person shall be reasonably acceptable to the Company and shall be subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the good faith approval of the Governance Committee (such approval not to be unreasonably withheld). The Investor understands that in the event that David A. Coulter is no longer the person designated by the Investor to be elected or appointed to the Board, the Board may choose to appoint or elect David A. Coulter to the Board, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“CBC Act” means the Change in Bank Control Act of 1978, as amended, and the rules and regulations promulgated thereunder.

“Change of Control” means, with respect to the Company, the occurrence of any one of the following events:

(A) any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 24.9% or more of the aggregate voting power of the outstanding Voting Securities of the Company and, in connection with or subsequent to such acquisition, the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representative will be treated as an Incumbent Director even if the Person designated to be such Board Representative should change;

(B) any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate voting power of the outstanding Voting Securities of the Company; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; and provided, further, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities of the Company, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(C) a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

(D) adoption of a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

“Common Stock” means the Company’s common stock, par value $0.01 per share, and (except as used in the definition of Non-Qualifying Transaction) any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means Webster Financial Corporation, a Delaware corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provision of Section 13(A)), (B) shares of Common Stock to be issued to directors, employees or consultants of the Company pursuant to options, restricted stock units or other equity-based awards granted prior to the date of issuance of this Warrant and pursuant to options, restricted stock units or other equity-based awards granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant, (C) issuances of shares of Common Stock upon exercise of the warrant issued to the U.S. Department of the Treasury on November 21, 2008 and conversion of shares of Series

A Non-cumulative Convertible Preferred Stock outstanding as of the date hereof, in each case in accordance with the terms thereof as of the Issue Date hereof, (D) shares of Common Stock issued upon conversion of the Series C Preferred Stock, (E) shares of Common Stock issued upon conversion of the Series D Preferred Stock, and (F) any shares issued to the Warrantholder or its Affiliates in connection with the exercise by such Person of preemptive rights under the terms of any of the Company’s Capital Stock.

“Exercise Price” means (A) $10.00 from the date of issuance of this Warrant to and including the twenty-four (24) month anniversary of such issuance, (B) $ 11.50 from and excluding the twenty-four (24) month anniversary of such issuance to and including the forty-eight (48) month anniversary of such issuance, and (C) $13.00 thereafter to and including the Expiration Time . The Exercise Price shall be subject to adjustment from time to time in accordance with Section 13.

“Expiration Time” has the meaning given to it in Section 3.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting in good faith. If the Warrantholder does not accept the Board’s calculation of Fair Market Value and the Warrantholder and the Company are unable to agree on Fair Market Value, the procedures described in Section 17 shall be used to determine Fair Market Value.

“Group” means a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

“Incumbent Directors” means individuals who, on the date of the Investment Agreement, constitute the Board.

“Investment Agreement” means the Investment Agreement, dated as of July 27, 2009 between the Company and the Investor, including all schedules and exhibits thereto.

“Investor” means Warburg Pincus Private Equity X, L.P., a Delaware limited partnership.

“Market Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

“Non-Qualifying Transaction” means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the capital stock of the surviving corporation resulting from such Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by shares of Common Stock that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Common Stock was converted pursuant to such

Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board approved the execution of the initial agreement providing for such Business Combination.

“Ordinary Cash Dividends” means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

“Ownership Limit” means at the time of determination, 24.9% of any class of Voting Securities of the Company outstanding at such time. Any calculation of a Warrantholder’s percentage ownership of the outstanding Voting Securities of the Company for purposes of this definition shall be made in accordance with the relevant provisions of Regulation Y of the Federal Reserve Board (12 C.F.R. 225 et seq.)

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Preliminary Control Event” means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, in each case, that could reasonably be expected to result in a Change of Control upon consummation.

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Regulatory Approvals” means, as to any Warrantholder, to the extent applicable and required to permit such Warrantholder to exercise this Warrant for Shares and to own such Common Stock without such Warrantholder being in violation of applicable law, rule or regulation (including the BHC Act and the CBC Act), the receipt or making of approvals and authorizations of, filings and registrations with, notifications to, or determinations by any U.S. federal, state or foreign governmental authority or self-regulatory organization with respect to any such exercise, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if any.

“SEC” has the meaning given to it in Section 12.

“Securities” has the meaning given to it in the recitals of the Investment Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Series D Preferred Stock” means the Non-Voting Perpetual Participating Preferred Stock, Series D of the Company.

“Shares” is defined in Section 2.

“Stockholder Approvals” means the receipt of all approvals of the stockholders of the Company necessary to (i) approve the issuance by the Company of all of the shares of Common Stock for which this Warrant may be exercised for purposes of Section 312.03 of the NYSE Listed Company Manual; and (ii) obtain such approval for purposes of Article 10 of the Certificate of Incorporation of the Company as is required to permit any Warrantholder to hold the shares of Common Stock issuable upon the exercise hereof (together with any shares of Common Stock held by such Warrantholder prior to any such exercise) without restrictions arising under such Article 10.

“Subsidiary” of a Person means any corporation, bank, savings bank, association or other Person of which such Person owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

“Transfer” has the meaning given to it in Section 8(B)(ii).

“Voting Securities” means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

“Warrantholder” has the meaning given to it in Section 2.

“Warrant” means this Warrant, issued to the Investor pursuant to the Investment Agreement.

“Widely Dispersed Offering” means (a) a widespread public distribution, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the Investor.

2. Number of Shares; Exercise Price. This certifies that, for value received, Warburg Pincus Private Equity X, L.P., its Affiliates or its registered assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of 1,843,100 fully paid and nonassessable shares of Common Stock, par value $0.01 per share (the “Shares”), of the Company, at a purchase price equal to the Exercise Price per Share or, in certain circumstances, to acquire from the Company shares of Series D Preferred Stock in accordance with Section 3(B)(i) and Section 16. The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Shares,” “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. (A) To the extent permitted by applicable laws and regulations, and subject to the restrictions set forth in Section 3(B), the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the Company, on the date hereof, but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant (the “Expiration Time”), by (i) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Waterbury, Connecticut (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (ii) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder in one of the following manners:

(1) by tendering in cash, by certified or cashier’s check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company; or

(2) by having the Company withhold shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day immediately prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised.

(B) Notwithstanding anything herein to the contrary, the Warrant shall be exercisable only as follows:

(i) by the Investor pursuant to Section 3(A) for shares of Common Stock, provided that in no event shall Investor be entitled to receive shares of Common Stock upon the exercise hereof to the extent (but only to the extent) that (1) the Investor does not have any applicable Regulatory Approvals or (2) such receipt would cause the Investor to own, or be deemed for applicable bank regulatory purposes to own, Voting Securities of the Company in excess of the Ownership Limit. If any delivery of shares of Common Stock otherwise deliverable to the Investor pursuant to a valid exercise of this Warrant is not made, in whole or in part, as a result of the foregoing limitations set forth in clause (1) above, the Company shall be obligated to satisfy the remainder of the Investor’s exercise for shares of Series D Preferred Stock in accordance with Section 16; or

(ii) by any Warrantholder other than the Investor and its Affiliates, if such Warrantholder shall have acquired this Warrant directly or indirectly by a transaction or transactions constituting a Widely Dispersed Offering and not in violation of the provisions of Section 8 hereof, for shares of Common Stock, subject to any restrictions or limitations under applicable laws and regulations (including but not limited to any applicable approval of the stockholders of the Company as may be necessary under Section 312.03 of the NYSE Listed Company Manual).

4. Issuance of Shares; Authorization; Listing. Certificates for Shares or Series D Preferred Stock as the case may be, issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares or Series D Preferred Stock issued upon the exercise of this Warrant in accordance with the provisions of Section 3 and all other provisions of this Warrant will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares or Series D Preferred Stock so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares or Series D Preferred Stock, as the case may be, may not be actually delivered on such date. The Company will at all times reserve and keep available, in the case of Common Stock, out of its authorized but unissued Common Stock, and, in the case of or the Series D Preferred Stock, out of its authorized but unissued preferred stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock and Series D Preferred Stock, as the case may be, then issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the Shares and other securities issuable upon exercise of this Warrant, including but not limited to those Shares issuable pursuant to Section 13 of this Warrant, subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such Shares after issuance. The Company will use commercially reasonable efforts to ensure that the Shares and the Series D Preferred Stock may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares or Series D Preferred Stock, as the case may be, are listed or traded.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock less the Exercise Price for such fractional share.

6. No Rights as Shareholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment.

(A) Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 2. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B) (i) The Warrantholder shall not be entitled to Transfer this Warrant or any rights hereunder in whole or in part prior to the second anniversary of the date of original issuance, except that such restrictions on Transfer shall cease to apply upon (1) a Preliminary Control Event or a Change of Control or (2) in the event the Stockholder Approvals shall not have been obtained on or before the Meeting End Date (as defined in the Investment Agreement).

(ii) Notwithstanding anything to the contrary set forth herein, the Warrantholder shall not, and shall not permit any of its Affiliates to, without the prior approval of a majority of the directors of the Company who qualify as independent directors, excluding the Board Representative, directly or indirectly sell, transfer, make any short sale of, loan, grant any option for the purchase of or interest in or otherwise dispose of this Warrant or any rights hereunder (“Transfer”), in one or more transactions, to any person or group if such person or group and their respective Affiliates would collectively own or have the right to own more than 4.9% of the outstanding voting power of the Company or more than 4.9% of any class of Voting Securities of the Company; provided, however, that the foregoing shall not (a) prohibit the Warrantholder from Transferring this Warrant in any broadly distributed offering as conducted by an independent broker dealer mutually acceptable to the Company and the Warrantholder that involves only sales to mutual funds and other institutional investors that acquire and hold securities in the ordinary course of business and not for the purpose of or with the effect of changing or influencing control of the Company or in connection with or as a participant in any transaction having that purpose or effect, or (b) apply, if, at any time, (1) a Preliminary Control Event has occurred or (2) any Person shall have commenced and not withdrawn a bona fide public tender or exchange offer which, if consummated, would result in a Change in Control. The Warrantholder further agrees that it shall not engage in any transaction or series of transactions the primary purpose of which is to avoid the limitations set forth in this Section 8(B).

(C) Notwithstanding the restrictions on transfer set forth in clause (B) of this Section 8, this Warrant may be transferred (1) by the Investor to any controlled Affiliate of the Investor, (2) by any Warrantholder to the Company and (3) by any Warrantholder to any Person with the written consent of the Company, in each case subject to applicable laws and regulations.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12. Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder (or, if the Company is not required to file such reports under the Securities Act or the Exchange Act, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one subsection of this Section 13 so as to result in duplication; provided, further, that, notwithstanding any provision of this Warrant to the contrary, any adjustment shall be made to the extent (and only to the extent) that such adjustment would not cause or result in any Warrantholder and its Affiliates, collectively, being in violation of the Ownership Limit (excluding for purposes of this calculation any reduction in the percentage of Voting Securities or other capital stock of the Company such Warrantholder and its Affiliates so owns, controls or has the power to vote resulting from transfers by the Investor and its Affiliates of Securities purchased by the Investor pursuant to the Investment Agreement) or any other applicable law, regulation or rule of any governmental authority or self-regulatory organization. Any adjustment (or portion thereof) prohibited pursuant to the foregoing proviso shall, at the option of the Warrantholder, (i) be postponed and implemented on the first date on which such implementation would not result in the condition described in such proviso or (ii) be effected through the right to exercise the Warrant for Class D Preferred Stock to the extent it would otherwise have been exercisable for Common Stock in excess of the adjusted amount, mutatis mutandis.

(A) Common Stock Issued at Less than the Applicable Price. (i) If the Company issues or sells, or agrees to issue or sell, any Common Stock or other securities that are convertible into or exchangeable or exercisable for (or are otherwise linked to Common Stock) other than Excluded Stock for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this sub-clause (i) of this Section 13(A).

(ii) For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:

(1) In the case of the issuance or sale of equity or equity-linked securities for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(2) In the case of the issuance or sale of equity or equity-linked securities (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(3) In the case of the issuance of (i) options, warrants or other rights to purchase or acquire equity or equity-linked securities (whether or not at the time exercisable) or (ii) securities by their terms convertible into or exchangeable for equity or equity-linked securities (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(a) The aggregate maximum number of shares of securities deliverable upon exercise of such options, warrants or other rights to purchase or acquire equity or equity-linked securities shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the equity or equity-linked securities covered thereby.

(b) The aggregate maximum number of shares of equity or equity-linked securities deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(c) On any change in the number of shares of equity or equity-linked securities deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(d) If the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

(B) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of this Warrant determined pursuant to the immediately preceding sentence.

(C) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock, (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets or cash (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in connection with the adoption of a shareholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the Fair Market Value of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D) Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E) Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares (assuming, for these purposes, that the Stockholder Approval shall have been obtained) issued or issuable upon exercise of this Warrant after the date of such Business Combination or reclassification shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to the consummation of such Business Combination or reclassification would have been entitled upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

(F) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

(G) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H) Adjustment for Unspecified Actions. If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price for the Warrant and/or the number of Shares received upon exercise of the Warrant shall be adjusted for the Warrantholder’s benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Warrantholder shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

(I) Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(J) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(K) No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(L) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(M) Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

14. [Intentionally Omitted]

15. [Intentionally Omitted]

16. Exercise for Series D Preferred Stock. To the extent provided herein, the Warrantholder may exercise all or any part of this Warrant for a number of shares of Series D Preferred Stock that would be convertible in accordance with the terms thereof into that number of shares of Common Stock it would otherwise be entitled to receive in accordance with Section 3; provided that the Company shall pay cash to the Warrantholder in lieu of any fractional shares of Series D Preferred Stock. The Company will at all times reserve and keep available, out of its authorized preferred stock, a sufficient number of shares of preferred stock for the purpose of providing for the exchange of this Warrant for shares of Series D Preferred Stock. It is understood and agreed that, in lieu of delivering shares of Series D Preferred Stock pursuant to this Section 16, the Company may deliver depositary shares for shares of a new series of preferred stock having rights, preferences and privileges identical to the Series D Preferred Stock.

17. Contest and Appraisal Rights. Upon each determination of Market Price or Fair Market Value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or Fair Market Value, and the method and basis of determination thereof, as the case may be. If the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders) shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 17. In the event that a determination of Market Price, or Fair Market Value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company’s expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholder, whose determination of Market Price or Fair Market Value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

18. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

19. Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys’ fees and expenses incurred in enforcing this Warrant.

20. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only, in the case of an amendment, with the written consent of the Company and the Warrantholder, or in the case of a waiver, by the party against whom the waiver is to be effective.

21. Notices. All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

If to the Company, to:

Webster Financial Corporation

145 Bank Street

Waterbury, CT 06702

Attn: Gerald P. Plush

         Senior Executive Vice President and Chief Financial Officer/Chief Risk Officer

Facsimile: (203) 755-5539

with copies to (which copy alone shall not constitute notice):

Webster Financial Corporation

145 Bank Street

Waterbury, CT 06702

Attn: Harriet Munrett Wolfe

         Executive Vice President, General Counsel and Secretary

Facsimile: (203) 755-5539

and

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019-6150

Attn: Lawrence S. Makow

         Matthew M. Guest

Facsimile: (212) 403-2000

22. Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation.

23. Entire Agreement. This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Dated: July 27, 2009

WEBSTER FINANCIAL CORPORATION

By:	/s/ JAMES C. SMITH
Name:	James C. Smith
Title:	Chairman and Chief Executive Officer

Attest:

By:	/s/ HARRIET MUNRETT WOLFE
Name:	Harriet Munrett Wolfe
Title:	Executive Vice President, General Counsel and Secretary

Acknowledged and Agreed:

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By:	Warburg Pincus Partners LLC, its sole member
By:	Warburg Pincus & Co., its managing member

By:	/s/ DAVID COULTER
Name:	David Coulter
Title:	Managing Director

[Signature Page to Warrant]

[Form Of Notice Of Exercise]

Date:

TO:	Webster Financial Corporation

RE:	Election to Subscribe for and Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Common Stock:

Method of Payment of Exercise Price:

Name and Address of Person to be Issued New Warrant:

Holder:

By:

Name:

Title:

[Form of Notice of Exercise]

ANNEX F

A-Warrant, Series 2

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN AN INVESTMENT AGREEMENT, DATED AS OF JULY 27, 2009, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

A-WARRANT

to purchase

6,781,900

Shares of Common Stock

dated as of October 15, 2009

Webster Financial Corporation

a Delaware Corporation

Issue Date: October 15, 2009

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Price” means 95% of the greater of the Market Price per share of outstanding Common Stock (A) on the date on which the Company issues or sells any Common Stock other than Excluded Stock and (B) the first date of the announcement of such issuance or sale; provided, however, that in determining the “Applicable Price” with respect to any offering to which Section 13(A) would apply and a stated purpose of which is the repayment or repurchase of securities issued to the U.S. Department of the Treasury on November 21, 2008, the foregoing reference to “95%” shall be replaced with “90%”.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders), shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholder requesting such Appraisal Procedure, except that (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company’s initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

“Beneficial Owner” and “Beneficial Ownership” have the meanings given to such terms in Rules 13d-3 and 13d-5 of the Exchange Act.

“BHC Act” means the Bank Holding Company Act of 1956, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Board” means the Board of Directors of the Company.

“Board Representative” means, for so long as he is employed by or in a similar relationship with the Investor, subject to applicable law, David A. Coulter, or, in the event David A. Coulter is no longer employed by or in a similar relationship with the Investor, or restricted by law or regulatory directive to serve as a member of the Board of Directors, the person designated by the Investor to be elected or appointed to the Board (which, at the option of the Investor, may be David A. Coulter), which person shall be reasonably acceptable to the Company and shall be subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the good faith approval of the Governance Committee (such approval not to be unreasonably withheld). The Investor understands that in the event that David A. Coulter is no longer the person designated by the Investor to be elected or appointed to the Board, the Board may choose to appoint or elect David A. Coulter to the Board, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“CBC Act” means the Change in Bank Control Act of 1978, as amended, and the rules and regulations promulgated thereunder.

“Change of Control” means, with respect to the Company, the occurrence of any one of the following events:

(A) any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 24.9% or more of the aggregate voting power of the outstanding Voting Securities of the Company and, in connection with or subsequent to such acquisition, the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representative will be treated as an Incumbent Director even if the Person designated to be such Board Representative should change;

(B) any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate voting power of the outstanding Voting Securities of the Company; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; and provided, further, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities of the Company, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(C) a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

(D) adoption of a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

“Common Stock” means the Company’s common stock, par value $0.01 per share, and (except as used in the definition of Non-Qualifying Transaction) any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means Webster Financial Corporation, a Delaware corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provision of Section 13(A)), (B) shares of Common Stock to be issued to directors, employees or consultants of the Company pursuant to options, restricted stock units or other equity-based awards granted prior to the date of issuance of this Warrant and pursuant to options, restricted stock units or other equity-based awards granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant, (C) issuances of shares of Common Stock upon exercise of the warrant issued to the U.S. Department of the Treasury on November 21, 2008 and conversion of shares of Series

A Non-cumulative Convertible Preferred Stock outstanding as of the date hereof, in each case in accordance with the terms thereof as of the Issue Date hereof, (D) shares of Common Stock issued upon conversion of the Series C Preferred Stock, (E) shares of Common Stock issued upon conversion of the Series D Preferred Stock, and (F) any shares issued to the Warrantholder or its Affiliates in connection with the exercise by such Person of preemptive rights under the terms of any of the Company’s Capital Stock.

“Exercise Price” means (A) $10.00 from the date of issuance of this Warrant to and including the twenty-four (24) month anniversary of such issuance, (B) $ 11.50 from and excluding the twenty-four (24) month anniversary of such issuance to and including the forty-eight (48) month anniversary of such issuance, and (C) $13.00 thereafter to and including the Expiration Time . The Exercise Price shall be subject to adjustment from time to time in accordance with Section 13.

“Expiration Time” has the meaning given to it in Section 3.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting in good faith. If the Warrantholder does not accept the Board’s calculation of Fair Market Value and the Warrantholder and the Company are unable to agree on Fair Market Value, the procedures described in Section 17 shall be used to determine Fair Market Value.

“Group” means a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

“Incumbent Directors” means individuals who, on the date of the Investment Agreement, constitute the Board.

“Investment Agreement” means the Investment Agreement, dated as of July 27, 2009 between the Company and the Investor, including all schedules and exhibits thereto.

“Investor” means Warburg Pincus Private Equity X, L.P., a Delaware limited partnership.

“Market Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

“Non-Qualifying Transaction” means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the capital stock of the surviving corporation resulting from such Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by shares of Common Stock that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Common Stock was converted pursuant to such

Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board approved the execution of the initial agreement providing for such Business Combination.

“Ordinary Cash Dividends” means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

“Ownership Limit” means at the time of determination, 24.9% of any class of Voting Securities of the Company outstanding at such time. Any calculation of a Warrantholder’s percentage ownership of the outstanding Voting Securities of the Company for purposes of this definition shall be made in accordance with the relevant provisions of Regulation Y of the Federal Reserve Board (12 C.F.R. 225 et seq.)

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Preliminary Control Event” means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, in each case, that could reasonably be expected to result in a Change of Control upon consummation.

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Regulatory Approvals” means, as to any Warrantholder, to the extent applicable and required to permit such Warrantholder to exercise this Warrant for Shares and to own such Common Stock without such Warrantholder being in violation of applicable law, rule or regulation (including the BHC Act and the CBC Act), the receipt or making of approvals and authorizations of, filings and registrations with, notifications to, or determinations by any U.S. federal, state or foreign governmental authority or self-regulatory organization with respect to any such exercise, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if any.

“SEC” has the meaning given to it in Section 12.

“Securities” has the meaning given to it in the recitals of the Investment Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Series C Preferred Stock” means the Perpetual Participating Preferred Stock, Series C of the Company.

“Series D Preferred Stock” means the Non-Voting Perpetual Participating Preferred Stock, Series D of the Company.

“Shares” is defined in Section 2.

“Stockholder Approvals” means the receipt of all approvals of the stockholders of the Company necessary to (i) approve the issuance by the Company of all of the shares of Common Stock for which this Warrant may be exercised for purposes of Section 312.03 of the NYSE Listed Company Manual; and (ii) obtain such approval for purposes of Article 10 of the Certificate of Incorporation of the Company as is required to permit any Warrantholder to hold the shares of Common Stock issuable upon the exercise hereof (together with any shares of Common Stock held by such Warrantholder prior to any such exercise) without restrictions arising under such Article 10.

“Subsidiary” of a Person means any corporation, bank, savings bank, association or other Person of which such Person owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

“Transfer” has the meaning given to it in Section 8(B)(ii).

“Voting Securities” means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

“Warrantholder” has the meaning given to it in Section 2.

“Warrant” means this Warrant, issued to the Investor pursuant to the Investment Agreement.

“Widely Dispersed Offering” means (a) a widespread public distribution, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the Investor.

2. Number of Shares; Exercise Price. This certifies that, for value received, Warburg Pincus Private Equity X, L.P., its Affiliates or its registered assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of 6,781,900 fully paid and nonassessable shares of Common Stock, par value $0.01 per share (the “Shares”), of the Company, at a purchase price equal to the Exercise Price per Share or, in certain circumstances, to acquire from the Company shares of Series C Preferred Stock in accordance with Section 3(B)(i) and Section 15 or Series D Preferred Stock in accordance with Section 3(B)(i) and Section 16. The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Shares,” “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. (A) To the extent permitted by applicable laws and regulations, and subject to the restrictions set forth in Section 3(B), the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the Company, on the date hereof, but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant (the “Expiration Time”), by (i) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Waterbury, Connecticut (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the

Warrantholder appearing on the books of the Company), and (ii) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder in one of the following manners:

(1) by tendering in cash, by certified or cashier’s check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company; or

(2) by having the Company withhold shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day immediately prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised.

(B) Notwithstanding anything herein to the contrary, the Warrant shall be exercisable only as follows:

(i) by the Investor, prior to the Company having obtained the Stockholder Approvals, only for shares of Series C Preferred Stock, in lieu of shares of Common Stock, in accordance with Section 15; and after the Company shall have obtained the Stockholders Approvals, for shares of Common Stock, provided that in no event shall Investor or any other Warrantholder be entitled to receive shares of Common Stock upon the exercise hereof to the extent (but only to the extent) that (1) the Investor or any Warrantholder does not have any applicable Regulatory Approvals or (2) such receipt would cause the Investor to own, or be deemed for applicable bank regulatory purposes to own, Voting Securities of the Company in excess of the Ownership Limit. If any delivery of shares of Common Stock otherwise deliverable to the Investor pursuant to a valid exercise of this Warrant is not made, in whole or in part, as a result of the foregoing limitations set forth in clause (1) above, the Company shall be obligated to satisfy the remainder of the Investor’s exercise for shares of Series D Preferred Stock in accordance with Section 16; or

(ii) by any Warrantholder other than the Investor and its Affiliates, if such Warrantholder shall have acquired this Warrant directly or indirectly by a transaction or transactions constituting a Widely Dispersed Offering and not in violation of the provisions of Section 8 hereof, for shares of Common Stock, subject to any restrictions or limitations under applicable laws and regulations (including but not limited to any applicable approval of the stockholders of the Company as may be necessary under Section 312.03 of the NYSE Listed Company Manual).

4. Issuance of Shares; Authorization; Listing. Certificates for Shares, Series C Preferred Stock or Series D Preferred Stock as the case may be, issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares, Series C Preferred Stock or Series D Preferred Stock issued upon the exercise of this Warrant in accordance with the provisions of Section 3 and all other provisions of this Warrant will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares, Series C Preferred Stock or Series D Preferred Stock so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares, Series C Preferred Stock or Series D Preferred Stock, as the case may be, may not be actually delivered on such date. The Company will at all times reserve and keep available, in the case of Common Stock, out of its authorized but unissued Common Stock, and, in the case of the Series C Preferred Stock or the Series D Preferred Stock, out of its authorized but unissued preferred stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock Series C Preferred Stock and Series D Preferred Stock, as the case may be, then issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the Shares and other securities issuable upon exercise of this Warrant, including but not limited to those Shares issuable pursuant to Section 13 of this Warrant, subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such Shares after issuance. The Company will use commercially reasonable efforts to ensure that the Shares, Series C Preferred Stock and the Series D Preferred Stock may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares, Series C Preferred Stock or Series D Preferred Stock, as the case may be, are listed or traded.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock less the Exercise Price for such fractional share.

6. No Rights as Shareholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment.

(A) Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 2. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B) (i) The Warrantholder shall not be entitled to Transfer this Warrant or any rights hereunder in whole or in part prior to the second anniversary of the date of original issuance, except that such restrictions on Transfer shall cease to apply upon (1) a Preliminary Control Event or a Change of Control or (2) in the event the Stockholder Approvals shall not have been obtained on or before the Meeting End Date (as defined in the Investment Agreement).

(ii) Notwithstanding anything to the contrary set forth herein, the Warrantholder shall not, and shall not permit any of its Affiliates to, without the prior approval of a majority of the directors of the Company who qualify as independent directors, excluding the Board Representative, directly or indirectly sell, transfer, make any short sale of, loan, grant any option for the purchase of or interest in or otherwise dispose of this Warrant or any rights hereunder (“Transfer”), in one or more transactions, to any person or group if such person or group and their respective Affiliates would collectively own or have the right to own more than 4.9% of the outstanding voting power of the Company or more than 4.9% of any class of Voting Securities of the Company; provided, however, that the foregoing shall not (a) prohibit the Warrantholder from Transferring this Warrant in any broadly distributed offering as conducted by an independent broker dealer mutually acceptable to the Company and the Warrantholder that involves only sales to mutual funds and other institutional investors that acquire and hold securities in the ordinary course of business and not for the purpose of or with the effect of changing or influencing control of the Company or in connection with or as a participant in any transaction having that purpose or effect, or (b) apply, if, at any time, (1) a Preliminary Control Event has occurred or (2) any Person shall have commenced and not withdrawn a bona fide public tender or exchange offer which, if consummated, would result in a Change in Control. The Warrantholder further agrees that it shall not engage in any transaction or series of transactions the primary purpose of which is to avoid the limitations set forth in this Section 8(B).

(C) Notwithstanding the restrictions on transfer set forth in clause (B) of this Section 8, this Warrant may be transferred (1) by the Investor to any controlled Affiliate of the Investor, (2) by any Warrantholder to the Company and (3) by any Warrantholder to any Person with the written consent of the Company, in each case subject to applicable laws and regulations.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12. Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder (or, if the Company is not required to file such reports under the Securities Act or the Exchange Act, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one sub-section of this Section 13 so as to result in duplication; provided, further, that, notwithstanding any provision of this Warrant to the contrary, any adjustment shall be made to the extent (and only to the extent) that such adjustment would not cause or result in any Warrantholder and its Affiliates, collectively, being in violation of the Ownership Limit (excluding for purposes of this calculation any reduction in the percentage of Voting Securities or other capital stock of the Company such Warrantholder and its Affiliates so owns, controls or has the power to vote resulting from transfers by the Investor and its Affiliates of Securities purchased by the Investor pursuant to the Investment Agreement) or any other applicable law, regulation or rule of any governmental authority or self-regulatory organization. Any adjustment (or portion thereof) prohibited pursuant to the foregoing proviso shall, at the option of the Warrantholder, (i) be postponed and implemented on the first date on which such implementation would not result in the condition described in such proviso or (ii) be effected through the right to exercise the Warrant for Class D Preferred Stock to the extent it would otherwise have been exercisable for Common Stock in excess of the adjusted amount, mutatis mutandis.

(A) Common Stock Issued at Less than the Applicable Price. (i) If the Company issues or sells, or agrees to issue or sell, any Common Stock or other securities that are convertible into or exchangeable or exercisable for (or are otherwise linked to Common Stock) other than Excluded Stock for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this sub-clause (i) of this Section 13(A).

(ii) For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:

(1) In the case of the issuance or sale of equity or equity-linked securities for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(2) In the case of the issuance or sale of equity or equity-linked securities (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(3) In the case of the issuance of (i) options, warrants or other rights to purchase or acquire equity or equity-linked securities (whether or not at the time exercisable) or (ii) securities by their terms convertible into or exchangeable for equity or equity-linked securities (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(a) The aggregate maximum number of shares of securities deliverable upon exercise of such options, warrants or other rights to purchase or acquire equity or equity-linked securities shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the equity or equity-linked securities covered thereby.

(b) The aggregate maximum number of shares of equity or equity-linked securities deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(c) On any change in the number of shares of equity or equity-linked securities deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(d) If the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

(B) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of this Warrant determined pursuant to the immediately preceding sentence.

(C) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock, (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets or cash (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in connection with the adoption of a shareholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the Fair Market Value of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D) Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E) Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares (assuming, for these purposes, that the Stockholder Approval shall have been obtained) issued or issuable upon exercise of this Warrant after the date of such Business Combination or reclassification shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to the consummation of such Business Combination or reclassification would have been entitled upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

(F) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

(G) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H) Adjustment for Unspecified Actions. If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price for the Warrant and/or the number of Shares received upon exercise of the Warrant shall be adjusted for the Warrantholder’s benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Warrantholder shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

(I) Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(J) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(K) No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(L) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(M) Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

14. [Intentionally Omitted]

15. Exercise for Series C Preferred Stock. To the extent provided herein, the Warrantholder may exercise all or any part of this Warrant for a number of shares of Series C Preferred Stock that would be convertible in accordance with the terms thereof into that number of shares of Common Stock it would otherwise be entitled to receive in accordance with Section 3; provided that the Company shall pay cash to the Warrantholder in lieu of any fractional shares of Series C Preferred Stock. The Company will at all times reserve and keep available, out of its authorized preferred stock, a sufficient number of shares of preferred stock for the purpose of providing for the exchange of this Warrant for shares of Series C Preferred Stock. It is understood and agreed that, in lieu of delivering shares of Series C Preferred Stock pursuant to this Section 15, the Company may deliver depositary shares for shares of a new series of preferred stock having rights, preferences and privileges identical to the Series C Preferred Stock.

16. Exercise for Series D Preferred Stock. To the extent provided herein, the Warrantholder may exercise all or any part of this Warrant for a number of shares of Series D Preferred Stock that would be convertible in accordance with the terms thereof into that number of shares of Common Stock it would otherwise be entitled to receive in accordance with Section 3; provided that the Company shall pay cash to the Warrantholder in lieu of any fractional shares of Series D Preferred Stock. The Company will at all times reserve and keep available, out of its authorized preferred stock, a sufficient number of shares of preferred stock for the purpose of providing for the exchange of this Warrant for shares of Series D Preferred Stock. It is understood and agreed that, in lieu of delivering shares of Series D Preferred Stock pursuant to this Section 16, the Company may deliver depositary shares for shares of a new series of preferred stock having rights, preferences and privileges identical to the Series D Preferred Stock.

17. Contest and Appraisal Rights. Upon each determination of Market Price or Fair Market Value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or Fair Market Value, and the method and basis of determination thereof, as the case may be. If the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders) shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 17. In the event that a determination of Market Price, or Fair Market Value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company’s expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholder, whose determination of Market Price or Fair Market Value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

18. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

19. Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys’ fees and expenses incurred in enforcing this Warrant.

20. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only, in the case of an amendment, with the written consent of the Company and the Warrantholder, or in the case of a waiver, by the party against whom the waiver is to be effective.

21. Notices. All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

If to the Company, to:

Webster Financial Corporation

145 Bank Street

Waterbury, CT 06702

Attn: Gerald P. Plush

         Senior Executive Vice President and Chief Financial Officer/Chief Risk Officer

Facsimile: (203) 755-5539

with copies to (which copy alone shall not constitute notice):

Webster Financial Corporation

145 Bank Street

Waterbury, CT 06702

Attn: Harriet Munrett Wolfe

         Executive Vice President, General Counsel and Secretary

Facsimile: (203) 755-5539

and

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019-6150

Attn: Lawrence S. Makow

         Matthew M. Guest

Facsimile: (212) 403-2000

22. Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation.

23. Entire Agreement. This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Dated: October 15, 2009

WEBSTER FINANCIAL CORPORATION

By:	/s/ JAMES C. SMITH
Name:	James C. Smith
Title:	Chairman and Chief Executive Officer

Attest:

By:	/s/ HARRIET MUNRETT WOLFE
Name:	Harriet Munrett Wolfe
Title:	Executive Vice President, General Counsel and Secretary

Acknowledged and Agreed:

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By:	Warburg Pincus Partners LLC, its sole member
By:	Warburg Pincus & Co., its managing member

By:	/s/ DAVID COULTER
Name:	David Coulter
Title:	Managing Director

[Signature Page to Warrant]

[Form Of Notice Of Exercise]

Date:

TO:	Webster Financial Corporation

RE:	Election to Subscribe for and Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Common Stock:

Method of Payment of Exercise Price:

Name and Address of Person to be Issued New Warrant:

Holder:

By:

Name:

Title:

[Form of Notice of Exercise]

ANNEX G

B-WARRANT, SERIES 1

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN AN INVESTMENT AGREEMENT, DATED AS OF JULY 27, 2009, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

B-WARRANT

to purchase

1,175,300

Shares of Common Stock

dated as of July 27, 2009

Webster Financial Corporation

a Delaware Corporation

Issue Date: July 27, 2009

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Adjusted Ownership Limit” means at the time of determination, 24.9% of the total equity of the Company outstanding at such time, excluding for purposes of such determination any equity securities issued by the Company to the United States Department of the Treasury under the Troubled Asset Relief Program Capital Purchase Program.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Price” means 95% of the greater of the Market Price per share of outstanding Common Stock (A) on the date on which the Company issues or sells any Common Stock other than Excluded Stock and (B) the first date of the announcement of such issuance or sale; provided, however, that in determining the “Applicable Price” with respect to any offering to which Section 13(A) would apply and a stated purpose of which is the repayment or repurchase of securities issued to the U.S. Department of the Treasury on November 21, 2008, the foregoing reference to “95%” shall be replaced with “90%”.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Warrantholder (or if there is more than one Warrantholder, a majority in interest of

Warrantholders), shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholder requesting such Appraisal Procedure, except that (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company’s initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

“Beneficial Owner” and “Beneficial Ownership” have the meanings given to such terms in Rules 13d-3 and 13d-5 of the Exchange Act.

“BHC Act” means the Bank Holding Company Act of 1956, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Board” means the Board of Directors of the Company.

“Board Representative” means, for so long as he is employed by or in a similar relationship with the Investor, subject to applicable law, David A. Coulter, or, in the event David A. Coulter is no longer employed by or in a similar relationship with the Investor, or restricted by law or regulatory directive to serve as a member of the Board of Directors, the person designated by the Investor to be elected or appointed to the Board (which, at the option of the Investor, may be David A. Coulter), which person shall be reasonably acceptable to the Company and shall be subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the good faith approval of the Governance Committee (such approval not to be unreasonably withheld). The Investor understands that in the event that David A. Coulter is no longer the person designated by the Investor to be elected or appointed to the Board, the Board may choose to appoint or elect David A. Coulter to the Board, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“CBC Act” means the Change in Bank Control Act of 1978, as amended, and the rules and regulations promulgated thereunder.

“Change of Control” means, with respect to the Company, the occurrence of any one of the following events:

(A) any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 24.9% or more of the aggregate voting power of the outstanding Voting Securities of the Company and, in connection with or subsequent to such acquisition, the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representative will be treated as an Incumbent Director even if the Person designated to be such Board Representative should change;

(B) any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate voting power of the outstanding Voting Securities of the Company; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; and provided, further, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities of the Company, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(C) a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

(D) adoption of a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

“Common Stock” means the Company’s common stock, par value $0.01 per share, and (except as used in the definition of Non-Qualifying Transaction) any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means Webster Financial Corporation, a Delaware corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provision of Section 13(A)), (B) shares of Common Stock to be issued to directors, employees or consultants of the Company pursuant to options, restricted stock units or other equity-based awards granted prior to the date of issuance of this Warrant and pursuant to options, restricted stock units or other equity-based awards granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant, (C) issuances of shares of Common Stock upon exercise of the warrant issued to the U.S. Department of the Treasury on November 21, 2008 and conversion of shares of Series A Non-cumulative Convertible Preferred Stock outstanding as of the date hereof, in each case in accordance with the terms thereof as of the Issue Date hereof, (D) shares of Common Stock issued upon conversion of the Series C Preferred Stock, (E) shares of Common Stock issued upon conversion of the Series D Preferred Stock, and (F) any shares issued to the Warrantholder or its Affiliates in connection with the exercise by such Person of preemptive rights under the terms of any of the Company’s Capital Stock.

“Exercise Price” means $2.50. The Exercise Price shall be subject to adjustment from time to time in accordance with Section 13.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting in good faith. If the Warrantholder does not accept the Board’s calculation of Fair Market Value and the Warrantholder and the Company are unable to agree on Fair Market Value, the procedures described in Section 16 shall be used to determine Fair Market Value.

“Group” means a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

“Incumbent Directors” means individuals who, on the date of the Investment Agreement, constitute the Board.

“Investment Agreement” means the Investment Agreement, dated as of July 27, 2009 between the Company and the Investor, including all schedules and exhibits thereto.

“Investor” means Warburg Pincus Private Equity X, L.P., a Delaware limited partnership.

“Market Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

“Non-Qualifying Transaction” means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the capital stock of the surviving corporation resulting from such Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by shares of Common Stock that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Common Stock was converted pursuant to such Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the

Business Combination were Incumbent Directors at the time the Company’s Board approved the execution of the initial agreement providing for such Business Combination.

“Ordinary Cash Dividends” means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

“Ownership Limit” means at the time of determination, 24.9% of any class of Voting Securities of the Company outstanding at such time. Any calculation of a Warrantholder’s percentage ownership of the outstanding Voting Securities of the Company for purposes of this definition shall be made in accordance with the relevant provisions of Regulation Y of the Federal Reserve Board (12 C.F.R. 225 et seq.).

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Preliminary Control Event” means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, in each case, that could reasonably be expected to result in a Change of Control upon consummation.

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Regulatory Approvals” means, as to any Warrantholder, to the extent applicable and required to permit such Warrantholder to exercise this Warrant for Shares and to own such Common Stock without such Warrantholder being in violation of applicable law, rule or regulation (including the BHC Act and the CBC Act), the receipt or making of approvals and authorizations of, filings and registrations with, notifications to, or determinations by any U.S. federal, state or foreign governmental authority or self-regulatory organization with respect to any such exercise, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if any.

“SEC” has the meaning given to it in Section 12.

“Securities” has the meaning given to it in the recitals of the Investment Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Series C Preferred Stock” means the Perpetual Participating Preferred Stock, Series C of the Company.

“Series D Preferred Stock” means the Non-Voting Perpetual Participating Preferred Stock, Series D of the Company.

“Shares” is defined in Section 2.

“Stockholder Approvals” means the receipt of all approvals of the stockholders of the Company necessary to (i) approve the issuance by the Company of all of the shares of Common Stock for which this Warrant may be exercised for purposes of Section 312.03 of the NYSE Listed Company Manual; and (ii) obtain such approval for purposes of Article 10 of the Certificate of Incorporation of the Company as is required to permit any Warrantholder to hold the shares of Common Stock issuable upon the exercise hereof (together with any shares of Common Stock held by such Warrantholder prior to any such exercise) without restrictions arising under such Article 10.

“Subsidiary” of a Person means any corporation, bank, savings bank, association or other Person of which such Person owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

“Transfer” has the meaning given to it in Section 8(B)(ii).

“Voting Securities” means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

“Warrantholder” has the meaning given to it in Section 2.

“Warrant” means this Warrant, issued to the Investor pursuant to the Investment Agreement.

“Widely Dispersed Offering” means (a) a widespread public distribution, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the Investor.

2. Number of Shares; Exercise Price. This certifies that, for value received, Warburg Pincus Private Equity X, L.P., its Affiliates or its registered assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of 1,175,300 fully paid and nonassessable shares of Common Stock, par value $0.01 per share (the “Shares”), of the Company, at a purchase price equal to the Exercise Price per Share or, in certain circumstances, to acquire from the Company shares of Series C Preferred Stock in accordance with Section 3(B)(i) and Section 15. The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Shares,” “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. (A) To the extent permitted by applicable laws and regulations, and subject to the restrictions set forth in Section 3(B), the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the later of (x) the Meeting End Date (as defined in the Investment Agreement), and (y) the occurrence of the Second Closing (as defined in the Investment Agreement), but in either case in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant, by (i) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Waterbury, Connecticut (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (ii) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder in one of the following manners:

(1) by tendering in cash, by certified or cashier’s check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company; or

(2) by having the Company withhold shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day immediately prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised.

(B) Notwithstanding anything herein to the contrary, the Warrant shall be exercisable only as follows:

(i) by the Investor and its Affiliates, if and only if by the Meeting End Date (as defined in the Investment Agreement), the Stockholder Approvals shall not have been obtained, and in such event then only for shares of Series C Preferred Stock, in lieu of shares of Common Stock, in accordance with Section 15, subject to the receipt of any applicable Regulatory Approvals;

(ii) by any Warrantholder other than the Investor and its Affiliates, if and only if by the Meeting End Date (as defined in the Investment Agreement), the Stockholder Approvals shall not have been obtained, and only if such Warrantholder shall have acquired this Warrant directly or indirectly by way of a transaction or transactions constituting a Widely Dispersed Offering and not in violation of the provisions of Section 8 hereof, for shares of Common Stock, subject to any restrictions or limitations under applicable laws and regulations (including but not limited to any applicable approval of the stockholders of the Company as may be necessary under Section 312.03 of the NYSE Listed Company Manual).

(C) Notwithstanding anything herein to the contrary, this Warrant shall not be exercisable for shares of Common Stock or shares of Series C Preferred Stock to the extent that ownership of the exercised-for shares would cause the Investor and its Affiliates, in the aggregate, to own equity securities of the Company in excess of the Adjusted Ownership Limit.

4. Issuance of Shares; Authorization; Listing. Certificates for Shares or Series C Preferred Stock, as the case may be, issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares or Series C Preferred Stock issued upon the exercise of this Warrant in accordance with the provisions of Section 3 and all other provisions of this Warrant will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares or Series C Preferred Stock so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares or Series C Preferred Stock, as the case may be, may not be actually delivered on such date. The Company will at all times reserve and keep available, in the case of Common Stock, out of its authorized but unissued Common Stock, and, in the case of the Series C Preferred Stock, out of it authorized but unissued preferred stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock and Series C Preferred Stock, as the case may be, then issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the Shares and other securities issuable upon exercise of this Warrant, including but not limited to those Shares issuable pursuant to Section 13 of this Warrant, subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such Shares after issuance. The Company will use commercially reasonable efforts to ensure that the Shares and Series C Preferred Stock may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares or Series C Preferred Stock, as the case may be, are listed or traded.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock less the Exercise Price for such fractional share.

6. No Rights as Shareholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment.

(A) Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 2. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B) (i) The Warrantholder shall not be entitled to Transfer this Warrant or any rights hereunder in whole or in part prior to the second anniversary of the date of original issuance, except that such restrictions on Transfer shall cease to apply upon (1) a Preliminary Control Event or a Change of Control or (2) in the event the Stockholder Approvals shall not have been obtained on or before the Meeting End Date (as defined in the Investment Agreement).

(ii) Notwithstanding anything to the contrary set forth herein, the Warrantholder shall not, and shall not permit any of its Affiliates to, without the prior approval of a majority of the directors of the Company who qualify as independent directors, excluding the Board Representative, directly or indirectly sell, transfer, make any short sale of, loan, grant any option for the purchase of or interest in or otherwise dispose of this Warrant or any rights hereunder (“Transfer”), in one or more transactions, to any person or group if such person or group and their respective Affiliates would collectively own or have the right to own more than 4.9% of the outstanding voting power of the Company or more than 4.9% of any class of Voting Securities of the Company; provided, however, that the foregoing shall not (a) prohibit the Warrantholder from Transferring this Warrant in any broadly distributed offering as conducted by an independent broker dealer mutually acceptable to the Company and the Warrantholder that involves only sales to mutual funds or other institutional investors that acquire and hold securities in the ordinary course of business and not for the purpose of or with the effect of changing or influencing control of the Company or in connection with or as a participant in any transaction having that purpose or effect, or (b) apply, if, at any time, (1) a Preliminary Control Event has occurred or (2) any Person shall have commenced and not withdrawn a bona fide public tender or exchange offer which, if consummated, would result in a Change in Control. The Warrantholder further agrees that it shall not engage in any transaction or series of transactions the primary purpose of which is to avoid the limitations set forth in this Section 8(B).

(C) Notwithstanding the restrictions on transfer set forth in clause (B) of this Section 8, this Warrant may be transferred (1) by the Investor to any controlled Affiliate of the Investor, (2) by any Warrantholder to the Company and (3) by any Warrantholder to any Person with the written consent of the Company, in each case subject to applicable laws and regulations.

(D) Notwithstanding anything herein to the contrary, neither the Investor nor any of its controlled Affiliates shall be permitted to Transfer any part of this Warrant that the Investor or one of its controlled Affiliates, as the case may be, cannot then-exercise due to Section 3(C) and the Adjusted Ownership Limit; provided, however, that the foregoing shall not prohibit any Transfer between the Investor and any of its controlled Affiliates or between any controlled Affiliates of the Investor.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12. Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder (or, if the Company is not required to file such reports under the Securities Act or the Exchange Act, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one sub-section of this Section 13 so as to result in duplication; provided, further, that, notwithstanding any provision of this Warrant to the contrary, any adjustment shall be made to the extent (and only to the extent) that such adjustment would not cause or result in any Warrantholder and its Affiliates, collectively, being in violation of the Ownership Limit (excluding for purposes of this calculation any reduction in the percentage of Voting Securities or other capital stock of the Company such Warrantholder and its Affiliates so owns, controls or has the power to vote resulting from transfers by the Investor and its Affiliates of Securities purchased by the Investor pursuant to the Investment Agreement) or any other applicable law, regulation or rule of any governmental authority or self-regulatory organization. Any adjustment (or portion thereof) prohibited pursuant to the foregoing proviso shall be postponed and implemented on the first date on which such implementation would not result in the condition described in such proviso.

(A) Common Stock Issued at Less than the Applicable Price. (i) If the Company issues or sells, or agrees to issue or sell, any Common Stock or other securities that are convertible into or exchangeable or exercisable for (or are otherwise linked to Common Stock) other than Excluded Stock for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this sub-clause (i) of this Section 13(A).

(ii) For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:

(1) In the case of the issuance or sale of equity or equity-linked securities for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(2) In the case of the issuance or sale of equity or equity-linked securities (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(3) In the case of the issuance of (i) options, warrants or other rights to purchase or acquire equity or equity-linked securities (whether or not at the time exercisable) or (ii) securities by their terms convertible into or exchangeable for equity or equity-linked securities (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(a) The aggregate maximum number of shares of securities deliverable upon exercise of such options, warrants or other rights to purchase or acquire equity or equity-linked securities shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the equity or equity-linked securities covered thereby.

(b) The aggregate maximum number of shares of equity or equity-linked securities deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(c) On any change in the number of shares of equity or equity-linked securities deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(d) If the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

(B) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of this Warrant determined pursuant to the immediately preceding sentence.

(C) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock, (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets or cash (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in connection with the adoption of a shareholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the Fair Market Value of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D) Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E) Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares issued or issuable upon exercise of this Warrant after the date of such Business Combination or reclassification shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to the consummation of such Business Combination or reclassification would have been entitled upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

(F) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

(G) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H) Adjustment for Unspecified Actions. If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price for the Warrant and/or the number of Shares received upon exercise of the Warrant shall be adjusted for the Warrantholder’s benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Warrantholder shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

(I) Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(J) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(K) No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(L) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(M) Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

14. Termination. In the event that the Investment Agreement is terminated in accordance with its terms prior to the occurrence of the Second Closing (as defined in the Investment Agreement), this Warrant shall terminate and become void. In the event that the Stockholder Approvals are obtained, this Warrant shall terminate and become void.

15. Exercise for Series C Preferred Stock. To the extent provided herein, the Warrantholder may exercise all or any part of this Warrant for a number of shares of Series C Preferred Stock that would be convertible in accordance with the terms thereof into that number of shares of Common Stock it would otherwise be entitled to receive in accordance with Section 3; provided that the Company shall pay cash to the Warrantholder in lieu of any fractional shares of Series C Preferred Stock. The Company will at all times reserve and keep available, out of its authorized preferred stock, a sufficient number of shares of preferred stock for the purpose of providing for the exchange of this Warrant for shares of Series C Preferred Stock. It is understood and agreed that, in lieu of delivering shares of Series C Preferred Stock pursuant to this Section 15, the Company may deliver depositary shares for shares of a new series of preferred stock having rights, preferences and privileges identical to the Series C Preferred Stock.

16. Contest and Appraisal Rights. Upon each determination of Market Price or Fair Market Value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or Fair Market Value, and the method and basis of determination thereof, as the case may be. If the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders) shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 16. In the event that a determination of Market Price, or Fair Market Value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company’s expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholder, whose determination of Market Price or Fair Market Value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

17. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

18. Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys’ fees and expenses incurred in enforcing this Warrant.

19. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only, in the case of an amendment, with the written consent of the Company and the Warrantholder, or in the case of a waiver, by the party against whom the waiver is to be effective.

20. Notices. All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

If to the Company, to:

Webster Financial Corporation

145 Bank Street

Waterbury, CT 06702

Attn:  Gerald P. Plush

          Senior Executive Vice President and Chief Financial Officer/Chief Risk Officer

Facsimile: (203) 755-5539

with copies to (which copy alone shall not constitute notice):

Webster Financial Corporation

145 Bank Street

Waterbury, CT 06702

Attn:  Harriet Munrett Wolfe

          Executive Vice President, General Counsel and Secretary

Facsimile: (203) 755-5539

and

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019-6150

Attn:  Lawrence S. Makow

          Matthew M. Guest

Facsimile: (212) 403-2000

21. Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation.

22. Entire Agreement. This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Dated: July 27, 2009

WEBSTER FINANCIAL CORPORATION

By:	/s/ JAMES C. SMITH
Name:	James C. Smith
Title:	Chairman and Chief Executive Officer

Attest:

By:	/s/ HARRIET MUNRETT WOLFE
Name:	Harriet Munrett Wolfe
Title:	Executive Vice President, General Counsel and Secretary

Acknowledged and Agreed:

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By:	Warburg Pincus Partners LLC, its sole member
By:	Warburg Pincus & Co., its managing member

By:	/s/ DAVID COULTER
Name:	David Coulter
Title:	Managing Director

[Signature Page to Warrant]

[Form Of Notice Of Exercise]

Date:

TO:   Webster Financial Corporation

RE:   Election to Subscribe for and Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Common Stock:

Method of Payment of Exercise Price:

Name and Address of Person to be Issued New Warrant:

Holder:

By:

Name:

Title:

[Form of Notice of Exercise]

ANNEX H

B-WARRANT, SERIES 2

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN AN INVESTMENT AGREEMENT, DATED AS OF JULY 27, 2009, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

B-WARRANT

to purchase

4,324,700

Shares of Common Stock

dated as of October 15, 2009

Webster Financial Corporation

a Delaware Corporation

Issue Date: October 15, 2009

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Adjusted Ownership Limit” means at the time of determination, 24.9% of the total equity of the Company outstanding at such time, excluding for purposes of such determination any equity securities issued by the Company to the United States Department of the Treasury under the Troubled Asset Relief Program Capital Purchase Program.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Price” means 95% of the greater of the Market Price per share of outstanding Common Stock (A) on the date on which the Company issues or sells any Common Stock other than Excluded Stock and (B) the first date of the announcement of such issuance or sale; provided, however, that in determining the “Applicable Price” with respect to any offering to which Section 13(A) would apply and a stated purpose of which is the repayment or repurchase of securities issued to the U.S. Department of the Treasury on November 21, 2008, the foregoing reference to “95%” shall be replaced with “90%”.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Warrantholder (or if there is more than one Warrantholder, a majority in interest of

Warrantholders), shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholder requesting such Appraisal Procedure, except that (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company’s initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

“Beneficial Owner” and “Beneficial Ownership” have the meanings given to such terms in Rules 13d-3 and 13d-5 of the Exchange Act.

“BHC Act” means the Bank Holding Company Act of 1956, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Board” means the Board of Directors of the Company.

“Board Representative” means, for so long as he is employed by or in a similar relationship with the Investor, subject to applicable law, David A. Coulter, or, in the event David A. Coulter is no longer employed by or in a similar relationship with the Investor, or restricted by law or regulatory directive to serve as a member of the Board of Directors, the person designated by the Investor to be elected or appointed to the Board (which, at the option of the Investor, may be David A. Coulter), which person shall be reasonably acceptable to the Company and shall be subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the good faith approval of the Governance Committee (such approval not to be unreasonably withheld). The Investor understands that in the event that David A. Coulter is no longer the person designated by the Investor to be elected or appointed to the Board, the Board may choose to appoint or elect David A. Coulter to the Board, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“CBC Act” means the Change in Bank Control Act of 1978, as amended, and the rules and regulations promulgated thereunder.

“Change of Control” means, with respect to the Company, the occurrence of any one of the following events:

(A) any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 24.9% or more of the aggregate voting power of the outstanding Voting Securities of the Company and, in connection with or subsequent to such acquisition, the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representative will be treated as an Incumbent Director even if the Person designated to be such Board Representative should change;

(B) any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate voting power of the outstanding Voting Securities of the Company; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; and provided, further, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities of the Company, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(C) a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

(D) adoption of a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

“Common Stock” means the Company’s common stock, par value $0.01 per share, and (except as used in the definition of Non-Qualifying Transaction) any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means Webster Financial Corporation, a Delaware corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provision of Section 13(A)), (B) shares of Common Stock to be issued to directors, employees or consultants of the Company pursuant to options, restricted stock units or other equity-based awards granted prior to the date of issuance of this Warrant and pursuant to options, restricted stock units or other equity-based awards granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant, (C) issuances of shares of Common Stock upon exercise of the warrant issued to the U.S. Department of the Treasury on November 21, 2008 and conversion of shares of Series A Non-cumulative Convertible Preferred Stock outstanding as of the date hereof, in each case in accordance with the terms thereof as of the Issue Date hereof, (D) shares of Common Stock issued upon conversion of the Series C Preferred Stock, (E) shares of Common Stock issued upon conversion of the Series D Preferred Stock, and (F) any shares issued to the Warrantholder or its Affiliates in connection with the exercise by such Person of preemptive rights under the terms of any of the Company’s Capital Stock.

“Exercise Price” means $2.50. The Exercise Price shall be subject to adjustment from time to time in accordance with Section 13.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting in good faith. If the Warrantholder does not accept the Board’s calculation of Fair Market Value and the Warrantholder and the Company are unable to agree on Fair Market Value, the procedures described in Section 16 shall be used to determine Fair Market Value.

“Group” means a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

“Incumbent Directors” means individuals who, on the date of the Investment Agreement, constitute the Board.

“Investment Agreement” means the Investment Agreement, dated as of July 27, 2009 between the Company and the Investor, including all schedules and exhibits thereto.

“Investor” means Warburg Pincus Private Equity X, L.P., a Delaware limited partnership.

“Market Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

“Non-Qualifying Transaction” means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the capital stock of the surviving corporation resulting from such Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by shares of Common Stock that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Common Stock was converted pursuant to such Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the

Business Combination were Incumbent Directors at the time the Company’s Board approved the execution of the initial agreement providing for such Business Combination.

“Ordinary Cash Dividends” means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

“Ownership Limit” means at the time of determination, 24.9% of any class of Voting Securities of the Company outstanding at such time. Any calculation of a Warrantholder’s percentage ownership of the outstanding Voting Securities of the Company for purposes of this definition shall be made in accordance with the relevant provisions of Regulation Y of the Federal Reserve Board (12 C.F.R. 225 et seq.).

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Preliminary Control Event” means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, in each case, that could reasonably be expected to result in a Change of Control upon consummation.

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Regulatory Approvals” means, as to any Warrantholder, to the extent applicable and required to permit such Warrantholder to exercise this Warrant for Shares and to own such Common Stock without such Warrantholder being in violation of applicable law, rule or regulation (including the BHC Act and the CBC Act), the receipt or making of approvals and authorizations of, filings and registrations with, notifications to, or determinations by any U.S. federal, state or foreign governmental authority or self-regulatory organization with respect to any such exercise, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if any.

“SEC” has the meaning given to it in Section 12.

“Securities” has the meaning given to it in the recitals of the Investment Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Series C Preferred Stock” means the Perpetual Participating Preferred Stock, Series C of the Company.

“Series D Preferred Stock” means the Non-Voting Perpetual Participating Preferred Stock, Series D of the Company.

“Shares” is defined in Section 2.

“Stockholder Approvals” means the receipt of all approvals of the stockholders of the Company necessary to (i) approve the issuance by the Company of all of the shares of Common Stock for which this Warrant may be exercised for purposes of Section 312.03 of the NYSE Listed Company Manual; and (ii) obtain such approval for purposes of Article 10 of the Certificate of Incorporation of the Company as is required to permit any Warrantholder to hold the shares of Common Stock issuable upon the exercise hereof (together with any shares of Common Stock held by such Warrantholder prior to any such exercise) without restrictions arising under such Article 10.

“Subsidiary” of a Person means any corporation, bank, savings bank, association or other Person of which such Person owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

“Transfer” has the meaning given to it in Section 8(B)(ii).

“Voting Securities” means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

“Warrantholder” has the meaning given to it in Section 2.

“Warrant” means this Warrant, issued to the Investor pursuant to the Investment Agreement.

“Widely Dispersed Offering” means (a) a widespread public distribution, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the Investor.

2. Number of Shares; Exercise Price. This certifies that, for value received, Warburg Pincus Private Equity X, L.P., its Affiliates or its registered assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of 4,324,700 fully paid and nonassessable shares of Common Stock, par value $0.01 per share (the “Shares”), of the Company, at a purchase price equal to the Exercise Price per Share or, in certain circumstances, to acquire from the Company shares of Series C Preferred Stock in accordance with Section 3(B)(i) and Section 15. The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Shares,” “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. (A) To the extent permitted by applicable laws and regulations, and subject to the restrictions set forth in Section 3(B), the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the Meeting End Date (as defined in the Investment Agreement), but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant, by (i) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Waterbury, Connecticut (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (ii) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder in one of the following manners:

(1) by tendering in cash, by certified or cashier’s check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company; or

(2) by having the Company withhold shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day immediately prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised.

(B) Notwithstanding anything herein to the contrary, the Warrant shall be exercisable only as follows:

(i) by the Investor and its Affiliates, if and only if by the Meeting End Date (as defined in the Investment Agreement), the Stockholder Approvals shall not have been obtained, and in such event then only for shares of Series C Preferred Stock, in lieu of shares of Common Stock, in accordance with Section 15, subject to the receipt of any applicable Regulatory Approvals;

(ii) by any Warrantholder other than the Investor and its Affiliates, if and only if the Meeting End Date (as defined in the Investment Agreement), the Stockholder Approvals shall not have been obtained, and only if such Warrantholder shall have acquired this Warrant directly or indirectly by way of a transaction or transactions constituting a Widely Dispersed Offering and not in violation of the provisions of Section 8 hereof, for shares of Common Stock, subject to any restrictions or limitations under applicable laws and regulations (including but not limited to any applicable approval of the stockholders of the Company as may be necessary under Section 312.03 of the NYSE Listed Company Manual).

(C) Notwithstanding anything herein to the contrary, this Warrant shall not be exercisable for shares of Common Stock or shares of Series C Preferred Stock to the extent that ownership of the exercised-for shares would cause the Investor and its Affiliates, in the aggregate, to own equity securities of the Company in excess of the Adjusted Ownership Limit.

4. Issuance of Shares; Authorization; Listing. Certificates for Shares or Series C Preferred Stock, as the case may be, issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares or Series C Preferred Stock issued upon the exercise of this Warrant in accordance with the provisions of Section 3 and all other provisions of this Warrant will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares or Series C Preferred Stock so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares or Series C Preferred Stock, as the case may be, may not be actually delivered on such date. The Company will at all times reserve and keep available, in the case of Common Stock, out of its authorized but unissued Common Stock, and, in the case of the Series C Preferred Stock, out of it authorized but unissued preferred stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock and Series C Preferred Stock, as the case may be, then issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the Shares and other securities issuable upon exercise of this Warrant, including but not limited to those Shares issuable pursuant to Section 13 of this Warrant, subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such Shares after issuance. The Company will use commercially reasonable efforts to ensure that the Shares and Series C Preferred Stock may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares or Series C Preferred Stock, as the case may be, are listed or traded.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock less the Exercise Price for such fractional share.

6. No Rights as Shareholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment.

(A) Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 2. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B) (i) The Warrantholder shall not be entitled to Transfer this Warrant or any rights hereunder in whole or in part prior to the second anniversary of the date of original issuance, except that such restrictions on Transfer shall cease to apply upon (1) a Preliminary Control Event or a Change of Control or (2) in the event the Stockholder Approvals shall not have been obtained on or before the Meeting End Date (as defined in the Investment Agreement).

(ii) Notwithstanding anything to the contrary set forth herein, the Warrantholder shall not, and shall not permit any of its Affiliates to, without the prior approval of a majority of the directors of the Company who qualify as independent directors, excluding the Board Representative, directly or indirectly sell, transfer, make any short sale of, loan, grant any option for the purchase of or interest in or otherwise dispose of this Warrant or any rights hereunder (“Transfer”), in one or more transactions, to any person or group if such person or group and their respective Affiliates would collectively own or have the right to own more than 4.9% of the outstanding voting power of the Company or more than 4.9% of any class of Voting Securities of the Company; provided, however, that the foregoing shall not (a) prohibit the Warrantholder from Transferring this Warrant in any broadly distributed offering as conducted by an independent broker dealer mutually acceptable to the Company and the Warrantholder that involves only sales to mutual funds or other institutional investors that acquire and hold securities in the ordinary course of business and not for the purpose of or with the effect of changing or influencing control of the Company or in connection with or as a participant in any transaction having that purpose or effect, or (b) apply, if, at any time, (1) a Preliminary Control Event has occurred or (2) any Person shall have commenced and not withdrawn a bona fide public tender or exchange offer which, if consummated, would result in a Change in Control. The Warrantholder further agrees that it shall not engage in any transaction or series of transactions the primary purpose of which is to avoid the limitations set forth in this Section 8(B).

(C) Notwithstanding the restrictions on transfer set forth in clause (B) of this Section 8, this Warrant may be transferred (1) by the Investor to any controlled Affiliate of the Investor, (2) by any Warrantholder to the Company and (3) by any Warrantholder to any Person with the written consent of the Company, in each case subject to applicable laws and regulations.

(D) Notwithstanding anything herein to the contrary, neither the Investor nor any of its controlled Affiliates shall be permitted to Transfer any part of this Warrant that the Investor or one of its controlled Affiliates, as the case may be, cannot then-exercise due to Section 3(C) and the Adjusted Ownership Limit; provided, however, that the foregoing shall not prohibit any Transfer between the Investor and any of its controlled Affiliates or between any controlled Affiliates of the Investor.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12. Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder (or, if the Company is not required to file such reports under the Securities Act or the Exchange Act, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one sub-section of this Section 13 so as to result in duplication; provided, further, that, notwithstanding any provision of this Warrant to the contrary, any adjustment shall be made to the extent (and only to the extent) that such adjustment would not cause or result in any Warrantholder and its Affiliates, collectively, being in violation of the Ownership Limit (excluding for purposes of this calculation any reduction in the percentage of Voting Securities or other capital stock of the Company such Warrantholder and its Affiliates so owns, controls or has the power to vote resulting from transfers by the Investor and its Affiliates of Securities purchased by the Investor pursuant to the Investment Agreement) or any other applicable law, regulation or rule of any governmental authority or self-regulatory organization. Any adjustment (or portion thereof) prohibited pursuant to the foregoing proviso shall be postponed and implemented on the first date on which such implementation would not result in the condition described in such proviso.

(A) Common Stock Issued at Less than the Applicable Price. (i) If the Company issues or sells, or agrees to issue or sell, any Common Stock or other securities that are convertible into or exchangeable or exercisable for (or are otherwise linked to Common Stock) other than Excluded Stock for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this sub-clause (i) of this Section 13(A).

(ii) For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:

(1) In the case of the issuance or sale of equity or equity-linked securities for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(2) In the case of the issuance or sale of equity or equity-linked securities (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(3) In the case of the issuance of (i) options, warrants or other rights to purchase or acquire equity or equity-linked securities (whether or not at the time exercisable) or (ii) securities by their terms convertible into or exchangeable for equity or equity-linked securities (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(a) The aggregate maximum number of shares of securities deliverable upon exercise of such options, warrants or other rights to purchase or acquire equity or equity-linked securities shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the equity or equity-linked securities covered thereby.

(b) The aggregate maximum number of shares of equity or equity-linked securities deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(c) On any change in the number of shares of equity or equity-linked securities deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(d) If the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

(B) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of this Warrant determined pursuant to the immediately preceding sentence.

(C) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock, (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets or cash (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in connection with the adoption of a shareholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the Fair Market Value of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D) Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E) Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares issued or issuable upon exercise of this Warrant after the date of such Business Combination or reclassification shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to the consummation of such Business Combination or reclassification would have been entitled upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

(F) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

(G) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H) Adjustment for Unspecified Actions. If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price for the Warrant and/or the number of Shares received upon exercise of the Warrant shall be adjusted for the Warrantholder’s benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Warrantholder shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

(I) Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(J) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(K) No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(L) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(M) Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

14. Termination. In the event that the Stockholder Approvals are obtained, this Warrant shall terminate and become void.

15. Exercise for Series C Preferred Stock. To the extent provided herein, the Warrantholder may exercise all or any part of this Warrant for a number of shares of Series C Preferred Stock that would be convertible in accordance with the terms thereof into that number of shares of Common Stock it would otherwise be entitled to receive in accordance with Section 3; provided that the Company shall pay cash to the Warrantholder in lieu of any fractional shares of Series C Preferred Stock. The Company will at all times reserve and keep available, out of its authorized preferred stock, a sufficient number of shares of preferred stock for the purpose of providing for the exchange of this Warrant for shares of Series C Preferred Stock. It is understood and agreed that, in lieu of delivering shares of Series C Preferred Stock pursuant to this Section 15, the Company may deliver depositary shares for shares of a new series of preferred stock having rights, preferences and privileges identical to the Series C Preferred Stock.

16. Contest and Appraisal Rights. Upon each determination of Market Price or Fair Market Value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or Fair Market Value, and the method and basis of determination thereof, as the case may be. If the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders) shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 16. In the event that a determination of Market Price, or Fair Market Value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company’s expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholder, whose determination of Market Price or Fair Market Value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

17. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

18. Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys’ fees and expenses incurred in enforcing this Warrant.

19. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only, in the case of an amendment, with the written consent of the Company and the Warrantholder, or in the case of a waiver, by the party against whom the waiver is to be effective.

20. Notices. All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

If to the Company, to:

Webster Financial Corporation

145 Bank Street

Waterbury, CT 06702

Attn: Gerald P. Plush

         Senior Executive Vice President and Chief Financial Officer/Chief Risk Officer

Facsimile: (203) 755-5539

with copies to (which copy alone shall not constitute notice):

Webster Financial Corporation

145 Bank Street

Waterbury, CT 06702

Attn: Harriet Munrett Wolfe

         Executive Vice President, General Counsel and Secretary

Facsimile: (203) 755-5539

and

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019-6150

Attn: Lawrence S. Makow

         Matthew M. Guest

Facsimile: (212) 403-2000

21. Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation.

22. Entire Agreement. This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Dated: October 15, 2009

WEBSTER FINANCIAL CORPORATION

By:	/s/ JAMES C. SMITH
Name:	James C. Smith
Title:	Chairman and Chief Executive Officer

Attest:

By:	/s/ HARRIET MUNRETT WOLFE
Name:	Harriet Munrett Wolfe
Title:	Executive Vice President, General Counsel and Secretary

Acknowledged and Agreed:

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By:	Warburg Pincus Partners LLC, its sole member
By:	Warburg Pincus & Co., its managing member

By:	/s/ DAVID COULTER
Name:	David Coulter
Title:	Managing Director

[Signature Page to Warrant]

[Form Of Notice Of Exercise]

Date:

TO:	Webster Financial Corporation

RE:	Election to Subscribe for and Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Common Stock:

Method of Payment of Exercise Price:

Name and Address of Person to be Issued New Warrant:

Holder:

By:

Name:

Title:

[Form of Notice of Exercise]

Webster

Financial Corporation

145 BANK STREET

WEBSTER PLAZA

WATERBURY, CT 06702

INSTRUCTIONS FOR VOTING BY INTERNET, TELEPHONE OR MAIL

Webster Financial Corporation encourages you to take advantage of convenient voting methods. Please take this opportunity to use one of the three voting methods below. Voting is easier than ever. Proxies submitted by Internet or telephone must be received no later than 11:59 p.m., Eastern Time the day before the cut-off date or meeting date.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Webster Financial Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access future shareholder communications electronically.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M17563-S51852

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEBSTER FINANCIAL CORPORATION

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

For Against Abstain

1. To approve the amendment of Webster’s Second Restated Certificate of Incorporation, as amended, to remove Subsection 2 of Article 10 thereof.

2. To approve the issuance of shares of Common Stock in connection with the conversion of our Perpetual Participating Preferred Stock, Series C and Non-Voting Perpetual Participating Preferred Stock, Series D, into, and exercise of Warrants for, Common Stock, for purposes of Section 312.03 of the NYSE Listed Company Manual.

3. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to adopt the foregoing proposals.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

To change the address on the account, please check this box and indicate your new address in the space provided on the reverse side. Changes in the registered name(s) on the account may not be submitted via this method.

Please sign exactly as your name appears above. Joint owners should each sign. When applicable, indicate your official position or representation capacity.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M17564-S51852

Webster

Financial Corporation

REVOCABLE PROXY

Special Meeting of Shareholders

December 10, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Webster Financial Corporation (the “Corporation”) hereby appoints John J. Crawford, Robert A. Finkenzeller and C. Michael Jacobi, or any of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Special Meeting of Shareholders (the “Special Meeting”) to be held at the Courtyard by Marriott, 63 Grand Street, Waterbury, CT 06702, on December 10, 2009, at 4:00 p.m., Eastern Time, and at any adjournments of the meeting, for the purposes listed on the reverse side. The undersigned shareholder hereby revokes any proxy or proxies heretofore given. This proxy will be voted as directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted “FOR” the amendment of Webster’s Certificate of Incorporation to remove Subsection 2 of Article 10 thereof (Proposal 1), “FOR” the approval of the issuance of shares of Common Stock in connection with the conversion of the Preferred Stock into, and exercise of the Warrants for, Common Stock, for purposes of Section 312.03 of the NYSE Listed Company Manual (Proposal 2), and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies (Proposal 3). The undersigned shareholder may revoke this proxy at any time before it is voted by delivering either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to the Assistant Secretary of the Corporation, by re-voting by Internet or telephone, or by attending the Special Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Please sign and return the proxy card promptly in the enclosed envelope